UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04986

Franklin Investors Securities Trust

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA  94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA  94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code:  650 312-2000

Date of fiscal year end: 10/31

Date of reporting period: 1/31/16

Item 1. Schedule of Investments.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited)

Franklin Adjustable U.S. Government Securities Fund	Principal Amount	Value
Mortgage-Backed Securities 96.8%
[a] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 27.5%
FHLMC, 2.093%, 9/01/35	$14,521,807	$15,322,088
FHLMC, 2.198%, 1/01/36	8,001,995	8,508,794
FHLMC, 0.777% - 2.29%, 11/01/16 - 4/01/42	15,016,698	15,733,715
FHLMC, 2.331%, 4/01/38	8,142,514	8,585,562
FHLMC, 2.345%, 12/01/35	6,915,514	7,339,743
FHLMC, 2.349%, 12/01/35	8,719,108	9,282,709
FHLMC, 2.30% - 2.391%, 1/01/19 - 10/01/41	10,782,258	11,369,928
FHLMC, 2.418%, 9/01/36	8,038,254	8,516,523
FHLMC, 2.392% - 2.442%, 11/01/17 - 5/01/42	12,903,391	13,630,930
FHLMC, 2.444% - 2.455%, 7/01/19 - 10/01/38	14,612,615	15,514,733
FHLMC, 2.455% - 2.465%, 3/01/27 - 6/01/38	13,694,198	14,502,331
FHLMC, 2.466% - 2.485%, 10/01/20 - 7/01/38	12,131,018	12,926,083
FHLMC, 2.485% - 2.489%, 5/01/18 - 10/01/38	13,386,712	14,202,200
FHLMC, 2.49% - 2.501%, 5/01/23 - 7/01/41	14,788,003	15,700,942
FHLMC, 2.505%, 12/01/35	7,534,755	7,987,498
FHLMC, 2.513%, 9/01/37	45,195,346	47,858,579
FHLMC, 2.516%, 11/01/37	9,652,920	10,211,657
FHLMC, 2.52%, 2/01/36	7,004,562	7,420,361
FHLMC, 2.521%, 7/01/38	16,394,393	17,414,050
FHLMC, 2.503% - 2.531%, 12/01/18 - 4/01/40	14,004,086	14,832,568
FHLMC, 2.533%, 9/01/38	6,679,288	7,090,785
FHLMC, 2.535%, 9/01/38	8,556,995	9,102,757
FHLMC, 2.559%, 11/01/36	8,385,681	8,886,648
FHLMC, 2.534% - 2.569%, 5/01/25 - 5/01/41	14,771,539	15,678,395
FHLMC, 2.569% - 2.587%, 2/01/19 - 6/01/41	13,569,703	14,406,305
FHLMC, 2.587% - 2.615%, 11/01/18 - 11/01/41	14,867,077	15,778,251
FHLMC, 2.62%, 6/01/37	16,381,360	17,483,728
FHLMC, 2.71%, 11/01/40	10,946,277	11,602,417
FHLMC, 2.616% - 2.713%, 11/01/17 - 9/01/41	14,280,569	15,159,730
FHLMC, 2.718%, 1/01/37	7,622,877	8,104,163
FHLMC, 2.731%, 10/01/41	9,293,215	9,834,322
FHLMC, 2.715% - 2.801%, 11/01/18 - 7/01/41	14,977,858	15,891,284
FHLMC, 2.805% - 6.635%, 3/01/17 - 5/01/41	11,270,482	11,840,943
		437,720,722
[a] Federal National Mortgage Association (FNMA) Adjustable Rate 68.5%
FNMA, 0.973% - 1.78%, 8/01/16 - 11/01/44	14,639,327	15,085,257
FNMA, 1.781% - 1.899%, 11/01/16 - 11/01/40	14,393,333	15,028,195
FNMA, 1.899% - 1.966%, 9/01/17 - 5/01/37	14,566,684	15,270,244
FNMA, 1.966% - 2.018%, 11/01/17 - 3/01/42	14,127,783	14,756,666
FNMA, 2.021%, 12/01/34	14,522,673	15,233,774
FNMA, 2.05%, 5/01/35	6,771,787	7,131,053
FNMA, 2.019% - 2.06%, 6/01/18 - 3/01/43	14,686,693	15,335,790
FNMA, 2.072%, 3/01/35	7,472,865	7,811,907
FNMA, 2.063% - 2.077%, 4/01/18 - 4/01/38	13,747,639	14,442,505
FNMA, 2.078% - 2.117%, 9/01/17 - 2/01/39	15,191,214	15,913,829
FNMA, 2.118% - 2.144%, 10/01/16 - 5/01/38	11,943,152	12,521,129
FNMA, 2.144% - 2.161%, 11/01/32 - 5/01/36	11,117,979	11,702,955
FNMA, 2.162% - 2.17%, 8/01/18 - 3/01/37	12,997,993	13,756,810
FNMA, 2.196%, 1/01/36	7,790,577	8,168,895
FNMA, 2.17% - 2.202%, 7/01/17 - 9/01/38	14,108,670	14,906,178
FNMA, 2.203% - 2.235%, 1/01/18 - 10/01/37	14,227,446	14,959,886
FNMA, 2.238%, 2/01/36	15,850,186	16,541,932
FNMA, 2.242%, 5/01/39	13,560,103	14,191,217
FNMA, 2.235% - 2.253%, 7/01/18 - 3/01/38	14,468,200	15,281,072
FNMA, 2.255% - 2.273%, 11/01/17 - 5/01/38	14,991,941	15,844,985
FNMA, 2.273% - 2.29%, 12/01/17 - 9/01/43	14,571,669	15,340,797
FNMA, 2.291% - 2.295%, 10/01/24 - 8/01/37	9,566,145	10,109,744
FNMA, 2.296% - 2.32%, 4/01/18 - 4/01/38	14,492,392	15,230,054
FNMA, 2.321% - 2.345%, 3/01/19 - 10/01/37	14,258,502	15,093,902

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
FNMA, 2.345% - 2.361%, 1/01/19 - 11/01/42	12,579,643	13,360,677
FNMA, 2.369%, 3/01/35	14,289,659	15,131,785
FNMA, 2.361% - 2.369%, 4/01/24 - 8/01/37	14,033,210	14,858,038
FNMA, 2.373%, 4/01/38	7,548,155	8,032,742
FNMA, 2.369% - 2.378%, 11/01/17 - 7/01/38	13,712,132	14,519,683
FNMA, 2.389%, 2/01/36	9,812,630	10,342,415
FNMA, 2.378% - 2.39%, 6/01/19 - 4/01/40	14,089,286	14,925,579
FNMA, 2.401%, 1/01/39	9,260,123	9,763,081
FNMA, 2.39% - 2.405%, 3/01/19 - 2/01/43	13,859,802	14,652,395
FNMA, 2.405% - 2.415%, 10/01/17 - 7/01/42	13,254,204	13,986,669
FNMA, 2.416% - 2.427%, 1/01/19 - 4/01/37	14,821,342	15,691,589
FNMA, 2.43%, 2/01/36	8,486,392	8,991,776
FNMA, 2.435%, 3/01/35	7,895,590	8,414,626
FNMA, 2.427% - 2.435%, 1/01/18 - 10/01/38	14,048,416	14,844,531
FNMA, 2.436% - 2.446%, 6/01/19 - 3/01/47	14,341,433	15,152,635
FNMA, 2.446% - 2.45%, 3/01/19 - 5/01/39	15,054,842	15,871,274
FNMA, 2.456%, 12/01/36	12,548,760	13,308,085
FNMA, 2.45% - 2.462%, 9/01/19 - 12/01/39	12,970,785	13,708,164
FNMA, 2.463%, 9/01/35	6,730,691	7,143,904
FNMA, 2.462% - 2.464%, 5/01/33 - 7/01/38	13,450,187	14,240,133
FNMA, 2.465%, 9/01/39	6,737,076	7,132,778
FNMA, 2.466%, 11/01/34	9,168,957	9,674,171
FNMA, 2.464% - 2.466%, 4/01/18 - 2/01/39	13,544,676	14,370,108
FNMA, 2.467%, 1/01/38	11,092,836	11,672,459
FNMA, 2.471%, 10/01/35	7,037,564	7,446,001
FNMA, 2.473%, 8/01/35	6,780,866	7,202,996
FNMA, 2.466% - 2.473%, 6/01/24 - 11/01/39	13,232,354	13,995,865
FNMA, 2.474%, 9/01/36	9,659,213	10,215,765
FNMA, 2.475%, 5/01/40	9,176,196	9,793,994
FNMA, 2.473% - 2.479%, 4/01/19 - 5/01/48	13,703,049	14,470,954
FNMA, 2.479% - 2.481%, 11/01/20 - 4/01/37	14,419,406	15,342,262
FNMA, 2.481% - 2.483%, 2/01/24 - 4/01/38	13,391,375	14,193,675
FNMA, 2.491%, 3/01/38	8,433,040	8,953,582
FNMA, 2.483% - 2.491%, 9/01/19 - 4/01/44	15,015,136	15,862,521
FNMA, 2.497%, 11/01/34	9,504,687	10,039,419
FNMA, 2.499%, 5/01/38	15,197,912	16,097,277
FNMA, 2.491% - 2.50%, 5/01/17 - 9/01/39	14,270,273	15,120,700
FNMA, 2.50% - 2.505%, 11/01/18 - 9/01/40	14,136,102	14,938,915
FNMA, 2.52%, 5/01/38	7,142,564	7,582,192
FNMA, 2.505% - 2.521%, 5/01/26 - 7/01/40	15,023,885	15,902,153
FNMA, 2.529%, 7/01/40	9,625,966	10,221,206
FNMA, 2.521% - 2.536%, 3/01/30 - 12/01/39	14,439,399	15,256,809
FNMA, 2.536% - 2.542%, 9/01/17 - 11/01/38	9,441,510	10,009,929
FNMA, 2.542% - 2.547%, 12/01/25 - 8/01/40	13,744,199	14,552,129
FNMA, 2.547% - 2.558%, 5/01/18 - 1/01/42	14,259,633	15,123,108
FNMA, 2.558% - 2.563%, 12/01/32 - 5/01/40	10,759,201	11,352,574
FNMA, 2.563% - 2.57%, 2/01/18 - 5/01/48	14,587,883	15,455,188
FNMA, 2.575%, 6/01/35	7,373,057	7,855,037
FNMA, 2.575%, 1/01/37	10,040,058	10,675,910
FNMA, 2.58%, 3/01/41	12,936,014	13,716,779
FNMA, 2.57% - 2.59%, 12/01/18 - 6/01/38	14,467,122	15,330,016
FNMA, 2.599%, 1/01/36	8,650,185	9,201,715
FNMA, 2.591% - 2.605%, 10/01/18 - 8/01/39	11,700,034	12,441,364
FNMA, 2.605% - 2.611%, 10/01/22 - 1/01/38	13,526,450	14,354,180
FNMA, 2.612% - 2.645%, 1/01/18 - 11/01/41	14,474,009	15,248,120
FNMA, 2.648% - 2.685%, 10/01/18 - 9/01/39	15,068,151	15,904,700
FNMA, 2.79%, 1/01/36	9,033,027	9,489,471
FNMA, 2.685% - 2.803%, 5/01/16 - 10/01/41	14,865,882	15,652,396
FNMA, 2.803% - 3.029%, 11/01/16 - 12/01/36	15,067,622	15,795,945
FNMA, 3.034% - 7.67%, 3/01/17 - 11/01/46	14,573,412	15,322,321
		1,089,565,241
[a] Government National Mortgage Association (GNMA) Adjustable Rate
0.8%
GNMA, 1.625% - 3.00%, 3/20/16 - 5/20/36	12,692,869	13,112,626

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Total Mortgage-Backed Securities (Cost $1,527,164,997)		1,540,398,589

	Shares
Short Term Investments (Cost $47,376,686) 2.9%
Money Market Funds 2.9%
[b,c] Institutional Fiduciary Trust Money Market Portfolio	47,376,686	47,376,686
Total Investments (Cost $1,574,541,683) 99.7%		1,587,775,275
Other Assets, less Liabilities 0.3%		4,040,971
Net Assets 100.0%		$1,591,816,246

a The coupon rate shown represents the rate at period end.
b Non-income producing.
c See Note 8 regarding investments in affiliated management investment companies.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited)

Franklin Balanced Fund	Country	Shares	Value
Common Stocks 47.3%
Consumer Discretionary 3.1%
Ford Motor Co.	United States	2,500,000	$29,850,000
Nordstrom Inc.	United States	500,000	24,550,000
Target Corp.	United States	500,000	36,210,000
			90,610,000
Consumer Staples 2.1%
CVS Health Corp.	United States	300,000	28,977,000
PepsiCo Inc.	United States	350,000	34,755,000
			63,732,000
Energy 5.1%
Chevron Corp.	United States	500,000	43,235,000
Exxon Mobil Corp.	United States	600,000	46,710,000
Occidental Petroleum Corp.	United States	300,000	20,649,000
Royal Dutch Shell PLC, A, ADR	United Kingdom	419,264	18,418,267
Total SA, B, ADR	France	500,000	22,160,000
			151,172,267
Financials 8.6%
BlackRock Inc.	United States	100,000	31,426,000
The Charles Schwab Corp.	United States	1,000,000	25,530,000
JPMorgan Chase & Co.	United States	750,000	44,625,000
Royal Bank of Canada	Canada	500,000	25,620,000
T. Rowe Price Group Inc.	United States	400,000	28,380,000
The Toronto-Dominion Bank	Canada	750,000	28,380,000
U.S. Bancorp	United States	750,000	30,045,000
Wells Fargo & Co.	United States	800,000	40,184,000
			254,190,000
Health Care 4.6%
Amgen Inc.	United States	175,000	26,727,750
AstraZeneca PLC, ADR	United Kingdom	1,000,000	32,220,000
Gilead Sciences Inc.	United States	1,000	83,000
Johnson & Johnson	United States	400,000	41,776,000
Pfizer Inc.	United States	1,200,000	36,588,000
			137,394,750
Industrials 7.0%
The Boeing Co.	United States	210,000	25,227,300
General Electric Co.	United States	1,250,000	36,375,000
Northrop Grumman Corp.	United States	125,000	23,132,500
Raytheon Co.	United States	300,000	38,472,000
Republic Services Inc.	United States	700,000	30,590,000
United Parcel Service Inc., B	United States	350,000	32,620,000
Waste Management Inc.	United States	400,000	21,180,000
			207,596,800
Information Technology 10.5%
Analog Devices Inc.	United States	600,000	32,316,000
Apple Inc.	United States	350,000	34,069,000
Cisco Systems Inc.	United States	1,000,000	23,790,000
Computer Sciences Corp.	United States	300,000	9,621,000
CSRA Inc.	United States	300,000	8,034,000
Intel Corp.	United States	1,000,000	31,020,000
Maxim Integrated Products Inc.	United States	700,000	23,380,000
Microsoft Corp.	United States	850,000	46,826,500
Oracle Corp.	United States	1,000,000	36,310,000
QUALCOMM Inc.	United States	600,000	27,204,000
Texas Instruments Inc.	United States	750,000	39,697,500
			312,268,000
Materials 2.6%
E. I. du Pont de Nemours and Co.	United States	500,000	26,380,000

	Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
The Mosaic Co.	United States	850,000	20,485,000
Praxair Inc.	United States	300,000	30,000,000
			76,865,000
Telecommunication Services 2.4%
Rogers Communications Inc., B	Canada	900,000	30,771,000
Verizon Communications Inc.	United States	800,000	39,976,000
			70,747,000
Utilities 1.3%
Pinnacle West Capital Corp.	United States	300,000	19,893,000
Xcel Energy Inc.	United States	500,000	19,110,000
			39,003,000
Total Common Stocks (Cost $1,371,682,206)			1,403,578,817
Equity-Linked Securities 7.8%
Energy 1.1%
[a] Barclays Bank PLC into Halliburton Co., 6.00%, 144A	United States	604,000	19,525,931
[a] Credit Suisse New York into Schlumberger Ltd., 6.00%, 144A	United States	200,000	14,594,620
			34,120,551
Financials 0.7%
[a] Barclays Bank PLC into Bank of America Corp., 6.00%, 144A	United States	1,500,000	21,290,850
Industrials 2.6%
[a] The Goldman Sachs Group Inc. into General Electric Co., 5.50%, 144A	United States	600,000	16,971,900
[a] Merrill Lynch International & Co. CV into Union Pacific Corp., 5.75%, 144A	United States	386,000	28,249,294
[a] Merrill Lynch International & Co. CV into United Technologies Corp., 5.00%, 144A	United States	354,000	31,202,587
			76,423,781
Information Technology 2.0%
[a] Citigroup Inc. into Apple Inc., 7.00%, 144A	United States	170,000	16,630,369
[a] Credit Suisse New York into Cisco Systems Inc., 6.00%, 144A	United States	543,000	12,802,745
[a] JPMorgan Chase & Co. into Google Inc., 4.50%, C, 144A	United States	50,000	29,419,250
			58,852,364
Materials 1.4%
[a] Deutsche Bank AG into Rio Tinto PLC, 9.00%, 144A	United Kingdom	680,000	17,079,764
[a] The Goldman Sachs Group Inc. into LyondellBasell Industries NV, 7.50%, 144A	United States	294,400	23,407,950
			40,487,714
Total Equity-Linked Securities (Cost $282,516,071)			231,175,260
Management Investment Companies 2.4%
Financials 2.4%
iShares Core U.S. Aggregate Bond ETF	United States	400,000	43,724,000
iShares iBoxx High Yield Corporate Bond ETF	United States	350,000	27,748,000
Total Management Investment Companies (Cost $71,486,040)			71,472,000
Convertible Preferred Stocks 5.5%
Financials 1.2%
American Tower Corp., 5.50%, cvt. pfd.	United States	350,000	34,562,500
Health Care 2.1%
Allergan PLC, 5.50%, cvt. pfd.	United States	35,102	33,286,876
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd.	Israel	30,000	29,305,203
			62,592,079
Utilities 2.2%
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	350,000	19,586,000
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	438,900	21,839,664
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	200,000	11,380,000
NextEra Energy Inc., 6.371%, cvt. pfd.	United States	260,000	14,326,000
			67,131,664
Total Convertible Preferred Stocks (Cost $163,190,130)			164,286,243
Preferred Stocks 0.4%
Financials 0.4%
Morgan Stanley, 6.375%, pfd., I	United States	310,000	8,056,900
U.S. Bancorp, 6.00%, pfd., G	United States	180,000	4,762,800

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Total Preferred Stocks (Cost $12,250,000)			12,819,700
		Principal Amount*
Corporate Bonds 28.5%
Consumer Discretionary 3.2%
[a] CCO Safari II LLC, senior secured note, 144A, 4.908%, 7/23/25	United States	20,000,000	20,031,740
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond, 3.95%, 1/15/25	United States	11,700,000	11,569,966
Dollar General Corp., senior bond, 3.25%, 4/15/23	United States	15,000,000	14,644,065
Ford Motor Credit Co. LLC, senior note, 2.551%, 10/05/18	United States	5,000,000	4,973,150
[a] Sirius XM Radio Inc., senior bond, 144A, 5.375%, 4/15/25	United States	15,000,000	15,112,500
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	7,000,000	6,682,522
Trinity Acquisition PLC, senior note, 4.625%, 8/15/23	United Kingdom	7,000,000	7,288,015
Yum! Brands Inc., senior bond, 3.875%, 11/01/23	United States	17,950,000	15,683,813
			95,985,771
Consumer Staples 3.6%
Anheuser-Busch InBev Finance Inc., senior bond, 4.90%, 2/01/46	Belgium	15,000,000	15,575,445
CVS Health Corp., senior note, 3.875%, 7/20/25	United States	10,000,000	10,359,030
Kraft Foods Group Inc., senior bond, 3.50%, 6/06/22	United States	10,000,000	10,241,150
Mondelez International Inc., senior bond, 4.00%, 2/01/24	United States	15,000,000	15,468,405
Reynolds American Inc., senior note,
2.30%, 8/21/17	United States	6,100,000	6,163,721
4.45%, 6/12/25	United States	15,000,000	15,946,875
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,100,000	12,552,116
[a] Whole Foods Market Inc., senior note, 144A, 5.20%, 12/03/25	United States	20,000,000	20,076,200
			106,382,942
Energy 2.9%
[a] Antero Resources Corp., senior note, 144A, 5.625%, 6/01/23	United States	10,000,000	8,350,000
Energy Transfer Partners LP, senior bond, 3.60%, 2/01/23	United States	25,000,000	20,363,375
EOG Resources Inc., senior bond, 2.625%, 3/15/23	United States	5,500,000	5,096,657
[a] Ferrellgas LP/Ferrellgas Finance Corp., senior note, 144A, 6.75%, 6/15/23	United States	18,800,000	14,382,000
Kinder Morgan Energy Partners LP, senior note, 4.30%, 5/01/24	United States	12,900,000	10,999,288
[a] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%,
12/15/20	United States	5,750,000	2,098,750
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	9,400,000	7,575,686
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,000,000	2,240,000
The Williams Cos. Inc., senior bond, 3.70%, 1/15/23	United States	5,000,000	3,270,500
Williams Partners LP, senior note, 3.60%, 3/15/22	United States	15,000,000	10,969,710
			85,345,966
Financials 10.5%
[b] Bank of America Corp., junior sub. bond,
AA, 6.10% to 3/17/25, FRN thereafter, Perpetual	United States	15,000,000	15,269,250
M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	10,000,000	10,156,300
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	14,000,000	13,943,496
Citigroup Inc.,
[b] junior sub. bond, P, 5.95% to 5/15/25, FRN thereafter, Perpetual	United States	15,000,000	14,573,250
sub. bond, 5.50%, 9/13/25	United States	10,000,000	10,752,570
Compass Bank, sub. note, 3.875%, 4/10/25	United States	15,000,000	13,921,770
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	15,000,000	13,472,250
HCP Inc., senior bond, 3.875%, 8/15/24	United States	21,700,000	21,254,607
Healthcare Trust of America Holdings LP, senior note, 3.375%, 7/15/21	United States	10,000,000	10,068,770
[b] JPMorgan Chase & Co., junior sub. bond,
I, 7.90% to 4/30/19, FRN thereafter, Perpetual	United States	10,000,000	10,106,250
V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	13,000,000	12,203,750
[a] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	7,100,000	7,690,067
[b] MetLife Inc., junior sub. note, 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	8,700,000	8,520,563
[a] Mizuho Bank Ltd., senior note, 144A, 2.45%, 4/16/19	Japan	12,000,000	12,144,600
Morgan Stanley,
[b] junior sub. bond, 5.55% to 7/15/20, FRN thereafter, Perpetual	United States	10,900,000	10,797,813
senior sub. bond, 4.35%, 9/08/26	United States	15,000,000	15,078,405
Navient Corp., senior note, 6.125%, 3/25/24	United States	15,000,000	12,375,000
[a] Nippon Life Insurance Co., sub. bond, 144A, 5.10% to 10/16/24, FRN thereafter,
10/16/44	Japan	15,000,000	15,754,650
[b] PNC Financial Services Group Inc., junior sub. note, 4.85% to 6/01/23, FRN thereafter,
Perpetual	United States	12,000,000	11,220,000

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Prologis LP, senior note, 4.25%, 8/15/23	United States	12,000,000	12,712,128
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	5,000,000	5,250,000
Realty Income Corp., senior bond, 3.875%, 7/15/24	United States	15,000,000	15,003,645
Royal Bank of Scotland Group PLC, sub. note,
6.125%, 12/15/22	United Kingdom	4,000,000	4,312,500
5.125%, 5/28/24	United Kingdom	10,400,000	10,445,500
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	7,000,000	7,971,313
[b] Wells Fargo & Co., junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	15,000,000	15,796,650
			310,795,097
Health Care 3.2%
Actavis Funding SCS, senior bond, 4.75%, 3/15/45	United States	12,000,000	12,067,368
[a] AMAG Pharmaceuticals Inc., senior note, 144A, 7.875%, 9/01/23	United States	16,000,000	14,600,000
[a] Baxalta Inc., senior note, 144A, 4.00%, 6/23/25	United States	11,900,000	11,854,280
Biogen Inc., senior note, 3.625%, 9/15/22	United States	10,000,000	10,287,810
Celgene Corp., senior bond, 4.00%, 8/15/23	United States	10,000,000	10,404,160
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	10,000,000	10,144,800
HCA Inc., senior secured note, first lien, 5.00%, 3/15/24	United States	12,000,000	12,180,000
[a] Valeant Pharmaceuticals International Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	6,300,000	5,677,875
senior note, 144A, 5.875%, 5/15/23	United States	8,300,000	7,470,000
			94,686,293
Industrials 1.6%
[a] Air Canada 2013-1A Pass Through Trust, first lien, 144A, 4.125%, 11/15/26	Canada	6,332,279	6,371,856
[a] Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	12,000,000	12,131,328
[b] General Electric Co., junior sub. bond, 5.00% to 1/21/21, FRN thereafter, Perpetual	United States	9,876,000	10,159,935
Lockheed Martin Corp., senior bond, 3.55%, 1/15/26	United States	15,000,000	15,407,880
[a] XPO Logistics Inc., senior note, 144A, 7.875%, 9/01/19	United States	5,000,000	5,006,250
			49,077,249
Information Technology 0.5%
[a] Microsemi Corp., senior note, 144A, 9.125%, 4/15/23	United States	5,500,000	5,816,250
Oracle Corp., senior note, 2.50%, 10/15/22	United States	10,000,000	9,881,100
			15,697,350
Materials 0.8%
Crown Americas LLC/Crown Americas Capital Corp. IV, senior bond, 4.50%, 1/15/23	United States	5,000,000	4,975,000
[a] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	12,500,000	10,812,500
Freeport-McMoRan Inc., senior bond, 3.875%, 3/15/23	United States	7,000,000	2,887,500
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	4,000,000	3,743,240
			22,418,240
Telecommunication Services 1.0%
Sprint Corp., senior note, 7.625%, 2/15/25	United States	10,000,000	6,881,250
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	10,000,000	10,616,900
Verizon Communications Inc., senior bond, 6.55%, 9/15/43	United States	11,000,000	12,790,921
			30,289,071
Utilities 1.2%
Alabama Power Co., senior note, 2.80%, 4/01/25	United States	7,000,000	6,942,628
[a,b] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	10,000,000	9,062,500
[a] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000	5,496,465
[a] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	10,000,000	7,750,000
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 6.875%, 10/15/21	United States	10,000,000	7,050,000
			36,301,593
Total Corporate Bonds (Cost $879,417,375)			846,979,572
Total Investments before Short Term Investments (Cost $2,780,541,822)			2,730,311,592

Short Term Investments 7.4%
U.S. Government and Agency Securities (Cost $84,990,100) 2.9%
[c,d] U.S. Treasury Bill, 3/03/16	United States	85,000,000	84,983,425

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Total Investments before Money Market Funds (Cost $2,865,531,922)			2,815,295,017
		Shares
Money Market Funds (Cost $134,993,818) 4.5%
[e,f] Institutional Fiduciary Trust Money Market Portfolio	United States	134,993,818	134,993,818
Total Investments (Cost $3,000,525,740) 99.3%			2,950,288,835
Options Written (0.1)%			(2,247,450)
Other Assets, less Liabilities 0.7%			21,774,432
Net Assets 100.0%			$2,969,815,817
		Number of Contracts
Options Written (0.1)%
Puts - Exchange-Traded (0.1) %
Health Care (0.1)%
Amgen Inc., February Strike Price $130, Expires 2/19/16	United States	1,000	$(42,000)
Gilead Sciences Inc., February Strike Price $90, Expires 2/19/16	United States	2,490	(2,004,450)
			(2,046,450)
Information Technology (0.0)%†
Analog Devices Inc., February Strike Price $47.50, Expires 2/19/16	United States	2,000	(76,000)
Apple Inc., February Strike Price $90, Expires 2/19/16	United States	2,500	(110,000)
Microsoft Corp., February Strike Price $47, Expires 2/19/16	United States	2,500	(15,000)
			(201,000)
Total Options Written (Premiums Received $1,564,530)			$(2,247,450)

* The principal amount is stated in U.S. dollars unless otherwise indicated.
† Rounds to less than 0.1% of net assets.
a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
January 31, 2016, the aggregate value of these securities was $448,865,071, representing 15.11% of net assets.
b Perpetual security with no stated maturity date.
c The security is traded on a discount basis with no stated coupon rate.
d Security or a portion of the security has been pledged as collateral for written options contracts. At January 31, 2016, the value of the security pledged as collateral was
$84,983,425 representing 2.86% of net assets.
e Non-income producing.
f See Note 8 regarding investments in affiliated management investment companies.

ABBREVIATIONS
Selected Portfolio

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
FRN - Floating Rate Note

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited)

Franklin Convertible Securities Fund	Country	Shares	Value
Common Stocks (Cost $14,402,257) 0.7%
Industrials 0.7%
Stanley Black & Decker Inc.	United States	135,169	$12,751,843
Convertible Preferred Stocks 22.9%
Consumer Staples 4.4%
Post Holdings Inc., 5.25%, cvt. pfd.	United States	95,200	10,615,276
Post Holdings Inc., 2.50%, cvt. pfd.	United States	231,200	26,429,050
Tyson Foods Inc., 4.75%, cvt. pfd.	United States	800,000	48,032,000
			85,076,326
Energy 0.8%
Chesapeake Energy Corp., 5.75%, cvt. pfd.	United States	18,500	2,532,188
McDermott International Inc., 6.25%, cvt. pfd.	United States	960,000	10,435,200
[a] Rex Energy Corp., 6.00%, cvt. pfd., A	United States	250,000	865,000
Sanchez Energy Corp., 6.50%, cvt. pfd., B	United States	236,000	2,114,560
			15,946,948
Financials 0.8%
Wintrust Financial Corp., 5.00%, cvt. pfd.	United States	14,800	16,468,700
Health Care 4.4%
Allergan PLC, 5.50%, cvt. pfd.	United States	45,500	43,147,195
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd.	Israel	42,500	41,515,704
			84,662,899
Industrials 2.3%
Stanley Black & Decker Inc., 6.25%, cvt. pfd.	United States	103,755	11,006,330
Stericycle Inc., 5.25%, cvt. pfd.	United States	380,000	34,553,400
			45,559,730
Materials 1.0%
Alcoa Inc., 5.38%, cvt. pfd.	United States	750,000	19,762,500
Telecommunication Services 3.4%
Frontier Communications Corp., 11.125%, cvt. pfd.	United States	267,060	23,869,823
T-Mobile US Inc., 5.50%, cvt. pfd.	United States	600,000	41,412,000
			65,281,823
Utilities 5.8%
Black Hills Corp., 7.75%, cvt. pfd.	United States	750,000	42,877,500
Dominion Resources Inc., 6.00%, cvt. pfd., B	United States	310,000	17,453,000
Dominion Resources Inc., 6.125%, cvt. pfd., A	United States	220,000	12,311,200
Dominion Resources Inc., 6.375%, cvt. pfd., A	United States	185,200	9,215,552
Exelon Corp., 6.50%, cvt. pfd.	United States	500,000	21,510,000
NextEra Energy Inc., 5.799%, cvt. pfd.	United States	164,000	9,331,600
			112,698,852
Total Convertible Preferred Stocks (Cost $506,461,652)			445,457,778
		Principal Amount*
Convertible Bonds 66.4%
Consumer Discretionary 10.4%
Ctrip.com International Ltd., cvt., senior note, 1.25%, 10/15/18	China	19,200,000	24,268,896
[c] GNC Holdings Inc., cvt., senior note, 144A, 1.50%, 8/15/20	United States	5,000,000	3,806,525
Iconix Brand Group Inc., cvt., senior sub. note, 2.50%, 6/01/16	United States	20,190,000	18,082,669
Jarden Corp., cvt., senior sub. bond, 1.125%, 3/15/34	United States	30,000,000	35,118,750
Liberty Interactive LLC, cvt., senior note, 0.75%, 3/30/43	United States	17,250,000	26,155,312
Liberty Media Corp., cvt., senior note, 1.375%, 10/15/23	United States	21,200,000	20,113,500
The Priceline Group Inc., cvt., senior note, 0.35%, 6/15/20	United States	35,000,000	38,784,375
Shutterfly Inc., cvt., 0.25%, 5/15/18	United States	37,465,000	35,521,503
			201,851,530
Energy 0.5%
Cobalt International Energy Inc., cvt., senior bond, 3.125%, 5/15/24	United States	25,000,000	10,828,125

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Financials 2.2%
Forest City Enterprises Inc., cvt., senior note,
4.25%, 8/15/18	United States	20,000,000	21,825,000
A, 3.625%, 8/15/20	United States	20,250,000	20,617,031
			42,442,031
Health Care 14.1%
BioMarin Pharmaceutical Inc., cvt., senior sub. note, 1.50%, 10/15/20	United States	28,200,000	31,249,125
Brookdale Senior Living Inc., cvt., senior note, 2.75%, 6/15/18	United States	26,200,000	25,332,125
Corsicanto Ltd., cvt., senior bond, 3.50%, 1/15/32	Ireland	12,500,000	10,031,250
Depomed Inc., cvt., senior note, 2.50%, 9/01/21	United States	16,000,000	16,210,000
Fluidigm Corp., cvt., senior bond, 2.75%, 2/01/34	United States	14,418,000	7,236,034
[c] HeartWare International Inc., cvt., senior note, 144A, 1.75%, 12/15/21	United States	21,728,000	16,010,820
Illumina Inc., cvt., senior note, 0.50%, 6/15/21	United States	33,000,000	36,093,750
[c] Impax Laboratories Inc., cvt., senior note, 144A, 2.00%, 6/15/22	United States	45,000,000	41,990,625
Jazz Investments I Ltd., cvt., senior note, 1.875%, 8/15/21	United States	35,000,000	35,765,625
[c] Novavax Inc., senior note, 144A, cvt., 3.75%, 2/01/23	United States	29,000,000	28,077,220
Pacira Pharmaceuticals Inc., cvt., senior note, 3.25%, 2/01/19	United States	5,880,000	14,350,875
Spectranetics Corp., cvt., senior note, 2.625%, 6/01/34	United States	17,000,000	11,538,750
			273,886,199
Industrials 0.7%
The KEYW Holding Corp., cvt., senior note, 2.50%, 7/15/19	United States	20,000,000	13,737,500
Information Technology 36.9%
Bottomline Technologies Inc., cvt., senior note, 1.50%, 12/01/17	United States	16,400,000	18,111,750
Electronic Arts Inc., cvt., senior note, 0.75%, 7/15/16	United States	18,100,000	36,663,812
Electronics for Imaging Inc., cvt., senior note, 0.75%, 9/01/19	United States	22,000,000	22,192,500
[c] Integrated Device Technology Inc., cvt., senior note, 144A, 0.875%, 11/15/22	United States	4,700,000	4,729,375
Intel Corp., cvt.,
junior sub. bond, 3.25%, 8/01/39	United States	8,000,000	12,235,040
[c] junior sub. bond, 144A, 2.95%, 12/15/35	United States	19,000,000	23,322,500
junior sub. deb., 2.95%, 12/15/35	United States	2,000,000	2,455,000
Mercadolibre Inc., cvt., 2.25%, 7/01/19	Argentina	5,000,000	5,153,125
[c] Microchip Technology Inc., cvt., senior sub. note, 144A, 1.625%, 2/15/25	United States	40,000,000	38,650,000
Micron Technology Inc., cvt., senior bond,
2.125%, 2/15/33	United States	11,800,000	14,300,125
G, 3.00%, 11/15/43	United States	20,000,000	14,137,500
NetSuite Inc., cvt., senior note, 0.25%, 6/01/18	United States	36,300,000	34,190,063
Novellus Systems Inc., cvt., senior note, 2.625%, 5/15/41	United States	17,600,000	37,642,000
NXP Semiconductors NV, senior note, cvt., 1.00%, 12/01/19	Netherlands	20,000,000	21,175,000
Palo Alto Networks Inc., cvt., zero cpn., 7/01/19	United States	26,500,000	38,607,187
Proofpoint Inc., cvt., senior note,
1.25%, 12/15/18	United States	18,075,000	25,463,156
[c] 144A, 0.75%, 6/15/20	United States	12,500,000	11,757,813
Qihoo 360 Technologies Co. Ltd., cvt., senior note, 1.75%, 8/15/21	China	24,000,000	23,070,000
Salesforce.com Inc., cvt., senior note, 0.25%, 4/01/18	United States	35,200,000	41,800,000
SanDisk Corp., cvt., senior note, 0.50%, 10/15/20	United States	33,000,000	34,072,500
ServiceNow Inc., cvt., zero cpn., 11/01/18	United States	35,500,000	38,406,562
Take-Two Interactive Software Inc., cvt., senior note, 1.00%, 7/01/18	United States	16,400,000	27,295,750
Trulia Inc., cvt., 2.75%, 12/15/20	United States	32,000,000	34,437,120
Twitter Inc., cvt., senior note, 1.00%, 9/15/21	United States	35,000,000	28,546,875
VeriSign Inc., cvt., junior sub. bond, 3.25%, 8/15/37	United States	11,000,000	24,440,625
Viavi Solutions Inc., cvt., senior bond, 0.625%, 8/15/33	United States	39,900,000	37,057,125
Xilinx Inc., cvt., senior note, 2.625%, 6/15/17	United States	19,270,000	33,457,538
Yahoo! Inc., cvt., zero cpn., 12/01/18	United States	35,100,000	34,025,063
			717,395,104
Materials 1.6%
B2Gold Corp., cvt., senior sub. note, 3.25%, 10/01/18	Canada	13,900,000	11,661,892
Cemex SAB de CV, cvt., sub. note, 3.75%, 3/15/18	Mexico	24,000,000	20,265,360
			31,927,252
Total Convertible Bonds (Cost $1,239,983,430)			1,292,067,741
		Shares
Escrows and Litigation Trusts (Cost $22,362) 0.0%
[b,d] Motors Liquidation Co., Escrow Account	United States	376,200	—

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Total Investments before Short Term Investments (Cost $1,760,869,701)			1,750,277,362

Short Term Investments 10.7%
Money Market Funds (Cost $96,165,960) 4.9%
[b,e] Institutional Fiduciary Trust Money Market Portfolio	United States	96,165,960	96,165,960
		Principal Amount*
Repurchase Agreements (Cost $112,856,607) 5.8%
[f] Joint Repurchase Agreement, 0.245%, 02/01/16 (Maturity Value $112,858,910)	United States	112,856,607	112,856,607
BNP Paribas Securities Corp. (Maturity Value $24,486,998)
Credit Suisse Securities (USA) LLC (Maturity Value $73,459,865)
HSBC Securities (USA) Inc. (Maturity Value $6,121,467)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $8,790,580)
Collateralized by U.S. Government Agency Securities, 0.90% - 1.125%,
1/04/17 - 9/22/17; and U.S. Treasury Note, 0.75% - 3.125%, 4/30/17 - 3/15/18
(valued at $115,211,135)
Total Investments (Cost $1,969,892,268) 100.7%			1,959,299,929
Other Assets, less Liabilities (0.7)%			(14,349,486)
Net Assets 100.0%			$1,944,950,443

* The principal amount is stated in U.S. dollars unless otherwise indicated.
a At January 31, 2016, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
b Non-income producing.
c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
January 31, 2016, the aggregate value of these securities was $168,344,878, representing 8.66% of net assets.
d Security has been deemed illiquid because it may not be able to be sold within seven days.
e See Note 8 regarding investments in affiliated management investment companies.
f Investment is through participation in a joint account with other funds managed by the investment manager or an affiliate of the investment manager. At January 31, 2016, all repurchase agreements had been entered into on that date.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited)

Franklin Equity Income Fund	Country	Shares	Value
Common Stocks 85.6%
Consumer Discretionary 9.0%
Dollar General Corp.	United States	135,000	$10,133,100
Ford Motor Co.	United States	2,131,700	25,452,498
Lowe's Cos. Inc.	United States	515,000	36,904,900
NIKE Inc., B	United States	494,400	30,657,744
Nordstrom Inc.	United States	552,300	27,117,930
Target Corp.	United States	621,000	44,972,820
			175,238,992
Consumer Staples 9.8%
Anheuser-Busch InBev NV, ADR	Belgium	290,100	36,506,184
CVS Health Corp.	United States	406,000	39,215,540
The Kraft Heinz Co.	United States	516,100	40,286,766
Nestle SA	Switzerland	335,000	24,589,556
PepsiCo Inc.	United States	505,500	50,196,150
			190,794,196
Energy 6.9%
Anadarko Petroleum Corp.	United States	383,200	14,979,288
Chevron Corp.	United States	342,800	29,641,916
Exxon Mobil Corp.	United States	367,234	28,589,167
Royal Dutch Shell PLC, A, ADR	United Kingdom	710,900	31,229,837
Schlumberger Ltd.	United States	423,000	30,570,210
			135,010,418
Financials 16.1%
Arthur J. Gallagher & Co.	United States	669,300	25,192,452
BlackRock Inc.	United States	135,200	42,487,952
JPMorgan Chase & Co.	United States	978,300	58,208,850
MetLife Inc.	United States	749,905	33,483,258
Morgan Stanley	United States	1,131,000	29,270,280
T. Rowe Price Group Inc.	United States	450,500	31,962,975
U.S. Bancorp	United States	1,076,800	43,136,608
Wells Fargo & Co.	United States	1,005,000	50,481,150
			314,223,525
Health Care 10.0%
Bristol-Myers Squibb Co.	United States	536,100	33,323,976
Eli Lilly & Co.	United States	525,400	41,559,140
Johnson & Johnson	United States	332,000	34,674,080
Medtronic PLC	United States	493,000	37,428,560
Pfizer Inc.	United States	979,300	29,858,857
Sanofi, ADR	France	459,800	19,146,072
			195,990,685
Industrials 13.9%
General Electric Co.	United States	1,403,500	40,841,850
Illinois Tool Works Inc.	United States	347,700	31,317,339
Lockheed Martin Corp.	United States	199,600	42,115,600
Nielsen Holdings PLC	United States	679,600	32,729,536
Raytheon Co.	United States	293,500	37,638,440
Republic Services Inc.	United States	763,500	33,364,950
United Parcel Service Inc., B	United States	266,600	24,847,120
United Technologies Corp.	United States	329,700	28,911,393
			271,766,228
Information Technology 12.3%
Apple Inc.	United States	248,000	24,140,320
Avago Technologies Ltd.	Singapore	84,700	11,325,237
Cisco Systems Inc.	United States	1,780,333	42,354,122
Intel Corp.	United States	711,100	22,058,322
Microsoft Corp.	United States	1,178,100	64,901,529
Oracle Corp.	United States	838,000	30,427,780
Seagate Technology PLC	United States	285,600	8,296,680

	Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust
Statement of Investments, January 31, 2016 (unaudited) (continued)
Texas Instruments Inc.	United States	673,000	35,621,890
			239,125,880
Materials 2.8%
The Dow Chemical Co.	United States	660,400	27,736,800
International Paper Co.	United States	757,600	25,917,496
			53,654,296
Telecommunication Services 2.0%
Rogers Communications Inc., B	Canada	1,138,700	38,932,153
Utilities 2.8%
Dominion Resources Inc.	United States	391,100	28,225,687
Xcel Energy Inc.	United States	673,500	25,741,170
			53,966,857
Total Common Stocks (Cost $1,445,885,471)			1,668,703,230
Equity-Linked Securities 5.1%
Consumer Discretionary 1.3%
[a] Barclays Bank PLC into Jarden Corp., 6.00%, 144A	United States	488,000	24,376,283
Financials 1.3%
[a] The Goldman Sachs International into Charles Schwab Corp., 6.50%, 144A	United States	1,000,000	25,840,200
Information Technology 2.5%
[a] Barclays Bank PLC into Avago Technologies Ltd., 11.00%, 144A	Singapore	173,000	22,211,557
[a] The Goldman Sachs International into Intel Corp., 7.00%, 144A	United States	875,000	27,455,137
			49,666,694
Total Equity-Linked Securities (Cost $103,190,875)			99,883,177
Convertible Preferred Stocks 6.7%
Health Care 3.6%
Allergan PLC, 5.50%, cvt. pfd.	United States	41,700	39,543,693
Teva Pharmaceutical Industries Ltd., 7.00%, cvt. pfd.	Israel	30,900	30,184,359
			69,728,052
Industrials 1.5%
Stanley Black & Decker Inc., 6.25%, cvt. pfd.	United States	279,000	29,596,320
Utilities 1.6%
NextEra Energy Inc., 6.37%, cvt. pfd.	United States	575,000	31,682,500
Total Convertible Preferred Stocks (Cost $130,915,193)			131,006,872
Total Investments before Short Term Investments (Cost $1,679,991,539)			1,899,593,279

Short Term Investments (Cost $54,792,121) 2.8%
Money Market Funds 2.8%
[b,c] Institutional Fiduciary Trust Money Market Portfolio	United States	54,792,121	54,792,121
Total Investments (Cost $1,734,783,660) 100.2%			1,954,385,400
Other Assets, less Liabilities (0.2)%			(4,451,321)
Net Assets 100.0%			$1,949,934,079

a Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
January 31, 2016, the aggregate value of these securities was $99,883,177, representing 5.12% of net assets.
b Non-income producing.
c See Note 8 regarding investments in affiliated management investment companies.

ABBREVIATIONS
Selected Portfolio

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

ADR	-	American Depositary Receipt

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited)

Franklin Floating Rate Daily Access Fund	Country	Shares	Value
Common Stocks 0.1%
Broadcasting 0.0%†
[a] Cumulus Media Inc., A	United States	5,725	$1,502
Health Care Distributors 0.0%
[a,b] RoTech Medical Corp.	United States	26,267	—
Health Care Services 0.1%
[a] New Millennium Holdco Inc.	United States	135,858	1,902,012
Total Common Stocks (Cost $851,044)			1,903,514
		Principal Amount*
Corporate Bonds (Cost $625,028) 0.0%†
Aerospace & Defense 0.0%†
[c] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	625,028	498,673
[d] Senior Floating Rate Interests 92.1%
Aerospace & Defense 1.9%
CAMP International Holding Co., 2013 Replacement Term Loan, 4.75%, 5/31/19	United States	11,064,406	10,566,508
[e] Delos Finance S.A.R.L. (ILFC), Loans, 3.50%, 3/06/21	United States	23,200,000	23,133,300
Doncasters U.S. Finance LLC,
Second Lien Term Loan, 9.50%, 10/09/20	United States	6,608,226	6,327,376
Term B Loans, 4.50%, 4/09/20	United States	15,886,452	15,171,561
			55,198,745
Agricultural Products 0.1%
Allflex Holdings III Inc., Second Lien Initial Term Loan, 8.00%, 7/19/21	United States	2,287,774	2,190,544
Airlines 1.5%
Air Canada, Term Loan, 4.00%, 9/26/19	Canada	14,672,968	14,668,390
Flying Fortress Inc. (ILFC), New Loan, 3.50%, 4/30/20	United States	11,584,329	11,538,478
U.S. Airways Inc., Tranche B1 Term Loan, 3.50%, 5/23/19	United States	19,328,149	19,186,203
			45,393,071
Aluminum 0.6%
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	17,784,031	16,539,149
Apparel Retail 1.7%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	40,000,000	37,890,000
The Men's Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	14,677,197	13,191,130
			51,081,130
Auto Parts & Equipment 2.4%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	11,896,538	11,450,418
FRAM Group Holdings Inc. (Autoparts Holdings), Term Loan, 7.00% - 8.00%, 7/29/17	United States	38,498,315	30,894,897
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	30,200,916	29,408,142
			71,753,457
Broadcasting 5.2%
Cumulus Media Holdings Inc., Term Loans, 4.25%, 12/23/20	United States	54,369,098	40,142,500
[e] Gray Television Inc.,
Initial Term Loan, 3.75%, 6/13/21	United States	26,898,307	26,675,562
Term Loan C, 6.00%, 6/13/21	United States	4,540,034	4,541,927
[e] Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	38,022,520	37,917,958
Radio One Inc., Term Loan B, 5.11%, 12/31/18	United States	40,795,000	41,534,409
Sinclair Television Group Inc., Incremental Term Loan B-1, 3.50%, 7/31/21	United States	2,980,780	2,931,099
			153,743,455
Cable & Satellite 2.6%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	34,346,473	34,336,925
UPC Financing Partnership, Facility AH, 3.344%, 6/30/21	Netherlands	19,412,000	19,063,632
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	24,326,626	23,858,679
			77,259,236
Casinos & Gaming 5.5%
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21	United States	9,222,047	9,195,147
Caesars Entertainment Resort Properties LLC, Term B Loans, 7.00%, 10/11/20	United States	35,355,836	30,989,390

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Cannery Casino Resorts LLC,
[f] Second Lien Term Loan, PIK, 12.50%, 10/02/19	United States	12,612,076	12,076,062
Term Loan, 6.00%, 10/02/18	United States	43,261,554	42,747,823
ROC Finance LLC, Funded Term B Loans, 5.00%, 6/20/19	United States	39,790,498	35,745,117
Scientific Games International Inc., Term B-1 Loan, 6.00%, 10/18/20	United States	35,672,000	32,072,945
			162,826,484
Coal & Consumable Fuels 3.7%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 6.75%, 8/16/20	United States	30,811,998	30,080,213
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	4,464,778	4,297,349
Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	39,247,004	31,397,603
Peabody Energy Corp., Term Loan, 4.25%, 9/24/20	United States	87,456,849	38,087,458
Westmoreland Coal Co., Term Loan, 7.50%, 12/16/20	United States	8,040,981	4,824,589
			108,687,212
Commodity Chemicals 1.8%
Cyanco Intermediate Corp., Initial Term Loan, 5.50%, 5/01/20	United States	56,052,537	52,502,562
Communications Equipment 1.1%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	13,730,978	13,627,995
CommScope Inc., Tranche 5 Term Loan, 3.75% - 3.828%, 12/29/22	United States	19,189,238	19,132,265
			32,760,260
Construction & Engineering 0.1%
Ventia Pty. Ltd., Term B Loans, 5.50%, 5/21/22	Australia	3,423,015	3,418,736
Construction Machinery & Heavy Trucks 0.2%
Doosan Infracore International and Doosan Holdings Europe, Tranche B Term Loan,
4.50%, 5/28/21	United States	7,720,911	7,421,725
Data Processing & Outsourced Services 2.6%
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	82,508,087	75,838,710
Diversified Chemicals 3.0%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	51,365,145	45,800,605
Ineos U.S. Finance LLC, 2018 Dollar Term Loans, 3.75%, 5/04/18	United States	21,269,596	20,711,269
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	22,520,346	22,689,249
			89,201,123
Diversified Metals & Mining 2.4%
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	100,047,371	69,908,101
Electric Utilities 2.5%
Alinta Energy Finance Pty. Ltd.,
Delayed Draw Term Commitments, 6.375%, 8/13/18	Australia	4,759,757	4,670,511
Term B Loans, 6.375%, 8/13/19	Australia	71,655,413	70,311,874
			74,982,385
Forest Products 2.9%
Appvion Inc., Term Loan, 5.75%, 6/28/19	United States	19,632,956	17,784,179
Caraustar Industries Inc.,
Term Loan B, 8.00%, 5/01/19	United States	31,421,553	30,884,779
Term Loan C, 8.00%, 5/01/19	United States	37,705,787	37,061,659
			85,730,617
General Merchandise Stores 0.6%
Dollar Tree Inc., Term B-1 Loans, 3.50%, 3/09/22	United States	17,282,885	17,265,914
Health Care Equipment 1.9%
Carestream Health Inc.,
Second Lien Loan, 9.50%, 12/07/19	United States	16,163,260	14,035,092
Term Loan, 5.00%, 6/07/19	United States	7,005,017	6,129,390
Kinetic Concepts Inc.,
[e] Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	30,141,127	29,400,168
Term E-2 Loan, 4.00%, 11/04/16	United States	5,923,923	5,896,158
			55,460,808
Health Care Facilities 3.9%
Amsurg Corp., Initial Term Loan, 3.50%, 7/16/21	United States	32,291,618	32,136,877
Community Health Systems Inc.,
2018 Term F Loans, 3.657%, 12/31/18	United States	69,547,370	68,618,286

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

2019 Term G Loan, 3.75%, 12/31/19	United States	15,464,415	14,902,624
			115,657,787
Health Care Services 0.9%
Cotiviti Corp., Second Lien Initial Term Loan, 8.00%, 5/13/22	United States	23,166,136	22,905,517
New Millennium Holdco Inc., Closing Date Term Loan, 7.50%, 12/18/20	United States	4,650,527	4,226,167
			27,131,684
Health Care Technology 0.6%
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	18,454,074	17,762,046
Hotels, Resorts & Cruise Lines 0.2%
Diamond Resorts Corp., Term Loans, 5.50%, 5/09/21	United States	5,591,126	5,486,293
Household Products 1.4%
Spectrum Brands Inc., Initial Term Loans, 3.50%, 6/23/22	United States	10,179,285	10,179,285
Sun Products Corp., Tranche B Term Loan, 5.50%, 3/23/20	United States	33,606,671	32,073,367
			42,252,652
Independent Power Producers & Energy Traders 1.8%
Calpine Construction Finance Co. LP,
Term B-1 Loan, 3.00%, 5/03/20	United States	9,233,702	8,695,072
Term B-2 Loan, 3.25%, 1/31/22	United States	7,291,676	6,884,560
Calpine Corp.,
Term Loan (B5), 3.50%, 5/27/22	United States	19,559,743	18,585,824
Term Loan (B6), 4.00%, 1/15/23	United States	9,000,000	8,662,500
[e] NRG Energy Inc., Term Loan, 2.75%, 7/01/18	United States	12,217,405	11,984,932
			54,812,888
Industrial Machinery 5.3%
Alfred Fueling Systems Inc. (Wayne Fueling),
First Lien Initial Term Loan, 4.75%, 6/18/21	United States	16,035,800	15,474,547
Second Lien Initial Term Loan, 8.50%, 6/20/22	United States	23,842,353	22,411,812
Generac Power Systems Inc., Term Loans, 3.50%, 5/31/20	United States	9,650,950	9,433,804
Navistar Inc., Tranche B Term Loans, 6.50%, 8/07/20	United States	38,036,646	33,757,523
Onsite Rental Group Operations Pty. Ltd., Term B Loan, 5.50%, 7/30/21	Australia	39,656,242	36,087,180
[g] Sensus USA Inc.,
First Lien Term Loan, 4.50%, 5/09/17	United States	19,581,651	18,896,294
Second Lien Term Loan, 8.50%, 5/09/18	United States	15,314,541	15,008,250
WireCo Worldgroup Inc., Term Loan, 6.00%, 2/15/17	United States	5,501,711	5,354,997
			156,424,407
Integrated Telecommunication Services 2.9%
[e] Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	49,718,904	47,724,977
LTS Buyer LLC, Second Lien Initial Loan, 8.00%, 4/12/21	United States	7,417,489	7,157,877
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	12,677,786	12,368,765
Zayo Group LLC,
[e] 2016 Incremental Term Loans, 6.00%, 5/06/21	United States	2,784,554	2,789,341
2021 Term Loans, 3.75%, 5/06/21	United States	15,245,230	15,051,936
			85,092,896
Internet Software & Services 1.1%
BMC Software Finance Inc., Initial U.S. Term Loans, 5.00%, 9/10/20	United States	42,640,665	34,169,628
Investment Banking & Brokerage 0.3%
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	8,048,326	7,998,024
IT Consulting & Other Services 0.8%
Sungard Availability Services Capital Inc., Tranche B Term Loan, 6.00%, 3/29/19	United States	29,402,168	24,844,832
Leisure Facilities 3.2%
24 Hour Fitness Worldwide Inc., Term Loan, 4.75%, 5/28/21	United States	32,353,322	29,926,823
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	56,404,516	53,408,027
Town Sports International LLC, Initial Term Loan, 4.50%, 11/15/20	United States	27,291,743	10,609,665
			93,944,515
Marine 1.0%
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	31,101,870	29,522,206
Metal & Glass Containers 0.6%
CD&R Millennium U.S. Acquico LLC, Second Lien Initial Term Loan, 8.75%, 7/31/22	United States	22,149,800	19,325,701

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Movies & Entertainment 0.5%
Regal Cinemas Corp., Term Loan, 3.75%, 4/01/22	United States	9,575,975	9,583,291
Zuffa LLC, Initial Term Loan, 3.75%, 2/25/20	United States	6,891,360	6,744,919
			16,328,210
Oil & Gas Equipment & Services 0.2%
[e] McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	6,973,228	6,642,000
Oil & Gas Exploration & Production 2.0%
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	50,446,892	33,967,557
[h] Samson Investment Co., Second Lien Tranche I Term Loan, 6.50%, 9/25/18	United States	27,720,000	762,300
UTEX Industries Inc., First Lien Initial Term Loan, 5.00%, 5/21/21	United States	42,778,554	25,025,454
			59,755,311
Oil & Gas Storage & Transportation 1.3%
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	24,201,450	21,176,269
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	17,927,000	16,672,110
			37,848,379
Packaged Foods & Meats 1.8%
AdvancePierre Foods Inc., Second Lien Term Loans, 9.50%, 10/10/17	United States	24,560,081	24,283,780
B&G Foods Inc., Tranche B Term Loan, 3.75%, 11/02/22	United States	5,007,783	5,008,564
CSM Bakery Supplies LLC, Second Lien Term Loan, 8.75%, 7/03/21	United States	11,591,497	11,011,922
JBS USA LLC,
Incremental Term Loan, 3.75%, 9/18/20	United States	5,522,678	5,370,804
Initial Term Loan, 3.75%, 5/25/18	United States	153,160	152,490
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	7,815,541	7,810,657
			53,638,217
Paper Packaging 0.7%
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	20,771,072	20,044,084
Personal Products 1.2%
FGI Operating Co. LLC (Freedom Group), Term B Loans, 5.50%, 4/19/19	United States	46,643,904	36,382,245
Pharmaceuticals 5.0%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term B
Loans, 3.75%, 9/25/22	United States	36,771,954	36,358,269
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.428%, 2/27/21	United States	33,602,593	33,522,787
Valeant Pharmaceuticals International Inc.,
Series C-2 Tranche B Term Loan, 3.75%, 12/11/19	United States	21,908,481	21,092,390
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	11,988,273	11,548,699
Series E-1 Tranche B Term Loan, 3.75%, 8/05/20	United States	3,009,040	2,892,440
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	46,196,274	44,463,914
			149,878,499
Publishing 0.7%
Cengage Learning Acquisitions Inc., Original Term Loans, 7.00%, 3/31/20	United States	21,768,463	21,237,857
Semiconductors 1.1%
[e] Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans, 6.00%, 11/13/22	United States	10,099,615	9,952,333
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	16,272,200	16,272,200
NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20	United States	6,347,585	6,340,215
			32,564,748
Specialized Consumer Services 0.8%
Travelport Finance Luxembourg S.A.R.L., Initial Term Loan, 5.75%, 9/02/21	Luxembourg	23,512,500	22,807,125
Specialty Chemicals 3.2%
Axalta Coating Systems U.S. Holdings Inc., 2014 Specified Refinancing Term, 3.75%,
2/01/20	United States	14,616,581	14,508,257
Nexeo Solutions LLC,
Term B-1 Loan, 5.00%, 9/08/17	United States	13,622,697	13,248,073
Term B-2 Loan, 5.00%, 9/08/17	United States	12,493,179	12,196,466
Term B-3 Loan, 5.00%, 9/08/17	United States	16,785,425	16,386,771
Oxbow Carbon LLC,
Second Lien Initial Term Loan, 8.00%, 1/17/20	United States	16,364,314	12,682,343
Tranche B Term Loan, 4.25%, 7/19/19	United States	22,502,706	20,252,435

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Solenis International LP and Solenis Holdings 3 LLC, Second Lien Term Loan, 7.75%,
7/31/22	United States	7,800,000	6,292,003
			95,566,348
Specialty Stores 3.6%
99 Cents Only Stores, Tranche B-2 Loan, 4.50%, 1/11/19	United States	26,823,927	16,921,419
BJ's Wholesale Club Inc., Second Lien 2013 (Nov) Replacement Loans, 8.50%, 3/26/20	United States	35,190,476	29,647,976
Evergreen AcqCo. 1 LP (Savers), Term Loan, 5.00%, 7/09/19	United States	46,422,733	32,495,913
Jo-Ann Stores Inc., Term B Loan, 4.00%, 3/16/18	United States	1,836,351	1,725,023
PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	28,289,886	27,452,986
			108,243,317
Steel 0.1%
[h] Walter Energy Inc., B Term Loan, 8.75%, 4/02/18	United States	14,171,429	3,708,195
Tires & Rubber 0.3%
The Goodyear Tire & Rubber Co., Second Lien Loans, 3.75%, 4/30/19	United States	7,885,418	7,903,902
Trucking 1.3%
Hertz Corp.,
Credit Linked Deposit, 3.75%, 3/11/18	United States	18,350,000	18,166,500
Tranche B-1 Term Loan, 3.75%, 3/11/18	United States	10,479,789	10,456,870
Tranche B-2 Term Loan, 3.00%, 3/11/18	United States	11,537,434	11,422,060
			40,045,430
Total Senior Floating Rate Interests (Cost $3,039,514,657)			2,736,182,850
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 3.0%
Other Diversified Financial Services 3.0%
[i] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	3,540,000	3,483,714
[d,i] Atrium IX, 9A, C, 144A, FRN, 3.662%, 2/28/24	United States	2,500,000	2,452,375
[d,i] Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.824%, 10/20/26	United States	5,200,000	4,948,528
[d,i] Carlyle Global Market Strategies CLO Ltd., 2014-4A, C, 144A, FRN, 3.772%, 10/15/26	United States	6,500,000	6,310,265
[d,i] Catamaran CLO Ltd.,
2013-1A, C, 144A, FRN, 3.221%, 1/27/25	United States	3,500,000	3,272,815
2014-2A, B, 144A, FRN, 3.62%, 10/18/26	United States	13,240,000	12,681,802
[d,i] Cent CLO LP,
2013-17A, D, 144A, FRN, 3.322%, 1/30/25	United States	3,850,000	3,661,081
2014-22A, B, 144A, FRN, 3.544%, 11/07/26	United States	7,400,000	7,210,782
[d,i] Cumberland Park CLO Ltd., 2015-2A, C, 144A, FRN, 3.474%, 7/20/26	United States	3,850,000	3,713,594
[d,i] Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 2.072%, 7/15/26	United States	6,510,000	6,449,587
B, 144A, FRN, 2.672%, 7/15/26	United States	6,510,000	6,373,160
C, 144A, FRN, 3.622%, 7/15/26	United States	5,630,000	5,414,033
[i] Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	3,600,000	3,618,612
[i] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	3,500,000	3,512,495
[d,i] Limerock CLO III LLC, 2014-3A, B, 144A, FRN, 3.824%, 10/20/26	United States	6,700,000	6,686,667
[d,i] Voya CLO Ltd.,
2013-1A, B, 144A, FRN, 3.522%, 4/15/24	United States	3,850,000	3,724,374
2013-2A, B, 144A, FRN, 3.299%, 4/25/25	United States	3,850,000	3,664,700
[d,i] Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.72%, 10/17/26	United States	1,340,000	1,277,904
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $90,445,783)			88,456,488
Total Investments before Short Term Investments (Cost $3,131,436,512)			2,827,041,525
		Shares

Short Term Investments (Cost $155,245,167) 5.2%
Money Market Funds 5.2%
[a,j] Institutional Fiduciary Trust Money Market Portfolio	United States	155,245,167	155,245,167

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Total Investments (Cost $3,286,681,679) 100.4%	2,982,286,692
Other Assets, less Liabilities (0.4)%	(13,264,597)
Net Assets 100.0%	$2,969,022,095

† Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b See Note 6 regarding restricted securities.
c Security has been deemed illiquid because it may not be able to be sold within seven days.
d The coupon rate shown represents the rate at period end.
e A portion or all of the security purchased on a delayed delivery basis.
f Income may be received in additional securities and/or cash.
g At January 31, 2016, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
h Defaulted security or security for which income has been deemed uncollectible.
i Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
January 31, 2016, the aggregate value of these securities was $88,456,488, representing 2.98% of net assets.
j See Note 8 regarding investments in affiliated management investment companies.

ABBREVIATIONS
Selected Portfolio

CDO - Collateralized Debt Obligation
CLO - Collateralized Loan Obligation
FRN - Floating Rate Note
PIK - Payment-In-Kind

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited)

Franklin Low Duration Total Return Fund	Country	Shares		Value
Management Investment Companies 1.6%
Diversified Financials 1.6%
[n]Franklin Lower Tier Floating Rate Fund	United States	1,882,489		$16,980,054
[n]Franklin Middle Tier Floating Rate Fund	United States	2,379,318		22,603,516
Total Management Investment Companies (Cost $41,257,881)				39,583,570
		Principal Amount*
Corporate Bonds 43.0%
Automobiles & Components 0.9%
Delphi Automotive PLC, senior note, 3.15%, 11/19/20	United Kingdom	10,500,000		10,525,567
Ford Motor Credit Co. LLC, senior note,
2.597%, 11/04/19	United States	4,000,000		3,937,136
3.157%, 8/04/20	United States	7,300,000		7,262,858
				21,725,561
Banks 11.0%
[a]ANZ New Zealand International Ltd. of London, senior note, 144A, 2.85%, 8/06/20	New Zealand	7,500,000		7,630,425
[b]Banca Monte dei Paschi Di Siena SpA, secured note, Reg S, 2.875%, 4/16/21	Italy	6,300,000	EUR	7,325,962
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	4,500,000	EUR	5,170,646
Bank of America Corp., senior note,
2.65%, 4/01/19	United States	5,500,000		5,531,669
[c] FRN, 1.662%, 1/15/19	United States	12,671,000		12,651,639
[b]Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	6,400,000	EUR	7,162,852
Barclays PLC, senior note, 3.25%, 1/12/21	United Kingdom	10,000,000		10,058,250
BB&T Corp., senior note,
2.05%, 6/19/18	United States	1,000,000		1,009,447
[c] FRN, 0.989%, 2/01/19	United States	2,000,000		1,978,730
CIT Group Inc.,
4.25%, 8/15/17	United States	500,000		506,250
senior note, 5.00%, 5/15/17	United States	500,000		511,875
senior note, 5.25%, 3/15/18	United States	2,000,000		2,071,240
senior note, 3.875%, 2/19/19	United States	3,100,000		3,082,950
Citigroup Inc.,
senior note, 2.40%, 2/18/20	United States	7,500,000		7,432,552
[c] sub. note, FRN, 0.747%, 6/09/16	United States	11,200,000		11,182,606
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	550,000,000	JPY	4,582,060
2.125%, 10/13/17	Ireland	5,000,000	CHF	5,112,933
[a]The Export-Import Bank of China, senior note, 144A, 2.50%, 7/31/19	China	8,000,000		8,121,040
[a]HSBC Bank Brasil SA, senior note, 144A, 4.00%, 5/11/16	Brazil	3,000,000		3,015,795
HSBC USA Inc., senior note, 2.00%, 8/07/18	United States	7,500,000		7,494,450
Industrial and Commercial Bank of China Ltd./New York, 3.231%, 11/13/19	China	5,400,000		5,573,637
[a,c]ING Bank NV, senior note, 144A, FRN, 1.302%, 10/01/19	Netherlands	5,000,000		4,966,275
Intesa Sanpaolo SpA, senior note,
2.375%, 1/13/17	Italy	1,500,000		1,505,745
3.875%, 1/16/18	Italy	5,900,000		6,062,457
3.875%, 1/15/19	Italy	10,100,000		10,391,890
[c] FRN, 0.064%, 5/18/17	Italy	2,150,000	EUR	2,320,610
JPMorgan Chase & Co., senior note,
2.20%, 10/22/19	United States	11,000,000		10,994,940
[c] FRN, 1.519%, 1/25/18	United States	8,000,000		8,007,568
[c]JPMorgan Chase Bank NA, sub. note, FRN, 0.832%, 6/13/16	United States	1,500,000		1,498,518
National Australia Bank of New York, senior note, 1.875%, 7/23/18	Australia	7,600,000		7,628,576
[a]Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	6,500,000		6,575,107
Nykredit Realkredit AS, secured note, 12H, 2.00%, 4/01/16	Denmark	114,985,000	DKK	16,737,496
PNC Funding Corp., senior note, 2.70%, 9/19/16	United States	1,200,000		1,211,530
Regions Financial Corp., senior note, 2.00%, 5/15/18	United States	4,500,000		4,475,808
Royal Bank of Canada,
secured note, 2.10%, 10/14/20	Canada	6,300,000		6,315,057
[c] senior note, FRN, 0.832%, 3/08/16	Canada	3,000,000		2,999,799
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	2,500,000	EUR	2,997,971
[c]Svenska Handelsbanken AB, senior note, FRN, 1.016%, 6/17/19	Sweden	5,300,000		5,276,415
[b,c]UniCredit SpA, senior note, Reg S, FRN, 0.808%, 4/10/17	Italy	3,400,000	EUR	3,703,488

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
[c]Union Bank NA, senior note, FRN, 1.353%, 9/26/16	United States	2,400,000		2,403,586
[b]Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	5,800,000	EUR	6,599,257
[c]Wachovia Corp., sub. note, FRN, 0.992%, 10/15/16	United States	14,723,000		14,684,882
[c]Wells Fargo & Co., senior note, FRN, 1.501%, 7/22/20	United States	17,600,000		17,530,427
[a]Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/20	Australia	6,300,000		6,349,171
[a]Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	5,300,000		5,522,680
				273,966,261
Capital Goods 0.6%
The Boeing Co., senior note, 0.95%, 5/15/18	United States	1,500,000		1,489,949
Lockheed Martin Corp., senior note, 1.85%, 11/23/18	United States	4,200,000		4,236,485
USG Corp., senior note, 6.30%, 11/15/16	United States	10,370,000		10,655,175
				16,381,609
Commercial & Professional Services 0.0%†
Republic Services Inc., senior note, 3.80%, 5/15/18	United States	1,035,000		1,080,885
Consumer Durables & Apparel 0.5%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	4,500,000		3,982,500
Centex LLC, senior note, 6.50%, 5/01/16	United States	5,000,000		5,068,750
D.R. Horton Inc., senior note, 3.75%, 3/01/19	United States	2,000,000		2,010,000
KB Home, senior note, 4.75%, 5/15/19	United States	2,500,000		2,412,500
				13,473,750
Consumer Services 0.7%
Marriott International Inc., senior note, 2.875%, 3/01/21	United States	10,000,000		10,060,250
Yum! Brands Inc.,
senior bond, 6.25%, 3/15/18	United States	5,500,000		5,795,625
senior note, 5.30%, 9/15/19	United States	3,000,000		3,101,250
				18,957,125
Diversified Financials 4.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 4.25%, 7/01/20	Netherlands	2,500,000		2,453,125
American Express Credit Corp., senior note, 1.55%, 9/22/17	United States	4,600,000		4,603,928
[c]Bank of New York Mellon Corp., senior note, FRN, 1.234%, 8/17/20	United States	6,400,000		6,417,536
[a]Bayer US Finance LLC, senior note, 144A, 2.375%, 10/08/19	Germany	8,700,000		8,825,280
Capital One Bank USA NA, senior note, 2.30%, 6/05/19	United States	8,100,000		8,067,308
[c]Credit Suisse New York, senior note, FRN, 0.897%, 5/26/17	Switzerland	5,400,000		5,384,945
[c]Deutsche Bank AG, senior note, FRN, 1.68%, 8/20/20	Germany	7,500,000		7,480,050
[c]Fifth Third Bank, senior note, FRN, 0.874%, 11/18/16	United States	11,000,000		11,003,916
General Motors Financial Co. Inc., senior note, 2.625%, 7/10/17	United States	1,500,000		1,496,202
[c]The Goldman Sachs Group Inc., senior note, FRN, 1.712%, 9/15/20	United States	11,000,000		10,955,329
[a]Hutchison Whampoa International 14 Ltd., 144A, 1.625%, 10/31/17	Hong Kong	4,700,000		4,697,298
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	8,000,000		8,428,800
John Deere Capital Corp., senior note,
1.30%, 3/12/18	United States	1,700,000		1,690,279
1.95%, 3/04/19	United States	3,750,000		3,770,700
[c]Morgan Stanley, senior note, FRN, 1.761%, 1/27/20	United States	17,400,000		17,262,384
Navient Corp., senior note,
8.45%, 6/15/18	United States	800,000		830,000
5.50%, 1/15/19	United States	2,500,000		2,350,000
[a]Pricoa Global Funding I, secured note, 144A, 2.55%, 11/24/20	United States	5,600,000		5,646,617
[a,c]Seven and Seven Ltd., senior note, 144A, FRN, 1.539%, 9/11/19	South Korea	1,600,000		1,597,980
Springleaf Finance Corp., senior note, J, 6.90%, 12/15/17	United States	8,500,000		8,711,650
				121,673,327
Energy 4.3%
[a]BG Energy Capital PLC, senior note, 144A, 2.875%, 10/15/16	United Kingdom	3,500,000		3,534,492
California Resources Corp.,
[a] secured note, second lien, 144A, 8.00%, 12/15/22	United States	2,156,000		862,400
senior note, 5.50%, 9/15/21	United States	804,000		152,760
Canadian Natural Resources Ltd., senior note, 1.75%, 1/15/18	Canada	5,200,000		4,708,007
[a]Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	2,470,000		1,068,275
CNOOC Finance 2015 Australia Pty. Ltd., senior note, 2.625%, 5/05/20	China	3,900,000		3,863,905
CNOOC Nexen Finance 2014 ULC, senior note, 1.625%, 4/30/17	China	6,800,000		6,780,464
[a]CNPC General Capital Ltd., senior note, 144A,
1.95%, 4/16/18	China	1,500,000		1,494,158
[c] FRN, 1.262%, 5/14/17	China	7,500,000		7,491,337

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
[a]CNPC HK Overseas Capital Ltd., senior note, 144A, 3.125%, 4/28/16	China	2,000,000		2,008,698
Enable Midstream Partners LP, senior note, 2.40%, 5/15/19	United States	7,400,000		5,778,852
Energy Transfer Partners LP, senior note, 4.15%, 10/01/20	United States	8,600,000		7,620,873
[a]Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	3,000,000		765,000
EnLink Midstream Partners LP, senior note, 2.70%, 4/01/19	United States	2,700,000		2,105,028
Ensco PLC, senior note, 4.70%, 3/15/21	United States	7,800,000		5,282,628
Enterprise Products Operating LLC, senior note, 2.55%, 10/15/19	United States	11,500,000		11,013,975
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	1,500,000		225,000
[a] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	975,000		258,375
Kinder Morgan Energy Partners LP, senior note,
3.50%, 3/01/16	United States	2,000,000		2,003,386
5.95%, 2/15/18	United States	6,600,000		6,702,703
2.65%, 2/01/19	United States	4,500,000		4,166,253
[a]Kinder Morgan Finance Co. LLC, senior secured note, 144A, 6.00%, 1/15/18	United States	2,500,000		2,539,325
Kinder Morgan Inc., senior note, 3.05%, 12/01/19	United States	500,000		463,258
[a]Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%,
12/15/20	United States	1,250,000		456,250
[a]LUKOIL International Finance BV, senior note, 144A, 3.416%, 4/24/18	Russia	2,300,000		2,254,000
[a]Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	3,000,000		315,000
[c]Petrobras Global Finance BV, senior note, FRN, 3.406%, 3/17/20	Brazil	5,100,000		3,570,000
[a]Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	1,300,000		1,137,611
Sanchez Energy Corp., senior note, 7.75%, 6/15/21	United States	2,500,000		1,050,000
[a]Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 2.50%, 4/28/20	China	7,400,000		7,358,597
[c]Statoil ASA, senior note, FRN, 0.804%, 11/08/18	Norway	6,900,000		6,831,207
Williams Partners LP, senior note, 4.125%, 11/15/20	United States	3,500,000		2,715,202
				106,577,019
Food & Staples Retailing 0.9%
[b]Casino Guichard Perrachon SA, senior note, Reg S, 3.311%, 1/25/23	France	1,300,000	EUR	1,278,670
CVS Health Corp., senior note, 1.20%, 12/05/16	United States	10,000,000		9,996,680
The Kroger Co., senior note, 1.20%, 10/17/16	United States	5,000,000		5,001,715
Walgreens Boots Alliance Inc., senior note, 1.75%, 11/17/17	United States	5,900,000		5,885,114
				22,162,179
Food, Beverage & Tobacco 2.1%
Altria Group Inc., senior note, 2.625%, 1/14/20	United States	6,000,000		6,091,236
Anheuser-Busch InBev Finance Inc., senior note, 2.65%, 2/01/21	Belgium	6,500,000		6,549,107
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	2,000,000		2,006,616
Coca-Cola Femsa SAB de CV, senior note, 2.375%, 11/26/18	Mexico	5,500,000		5,495,078
Constellation Brands Inc., senior note, 7.25%, 5/15/17	United States	6,600,000		6,979,500
[a]H.J. Heinz Co., senior note, 144A, 2.00%, 7/02/18	United States	6,400,000		6,396,928
[a]Japan Tobacco Inc., senior note, 144A, 2.10%, 7/23/18	Japan	5,000,000		5,040,775
Kraft Foods Group Inc., senior note, 2.25%, 6/05/17	United States	7,000,000		7,062,818
[c]Mondelez International Inc., senior note, FRN, 0.849%, 2/01/19	United States	500,000		491,921
[b]Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	500,000	EUR	559,408
Reynolds American Inc., senior note, 2.30%, 6/12/18	United States	6,200,000		6,261,913
				52,935,300
Health Care Equipment & Services 1.7%
Aetna Inc., senior note, 1.50%, 11/15/17	United States	1,000,000		999,465
Alere Inc., senior sub. note, 6.50%, 6/15/20	United States	2,500,000		2,450,000
Becton, Dickinson and Co., senior note, 2.675%, 12/15/19	United States	5,900,000		6,003,563
CHS/Community Health Systems Inc., senior note, 7.125%, 7/15/20	United States	2,500,000		2,400,000
Edwards Lifesciences Corp., senior note, 2.875%, 10/15/18	United States	1,600,000		1,623,168
HCA Inc., senior secured note, first lien, 4.25%, 10/15/19	United States	3,000,000		3,078,750
Laboratory Corp. of America Holdings, 2.20%, 8/23/17	United States	1,000,000		1,003,682
Tenet Healthcare Corp., senior note,
5.00%, 3/01/19	United States	15,600,000		14,781,000
5.50%, 3/01/19	United States	3,000,000		2,872,500
Zimmer Holdings Inc., senior note, 2.70%, 4/01/20	United States	7,500,000		7,473,960
				42,686,088
Household & Personal Products 0.4%
Avon Products Inc., senior note, 6.35%, 3/15/20	United States	10,000,000		7,450,000

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

Colgate-Palmolive Co., senior note, 0.90%, 5/01/18	United States	2,200,000		2,191,512
				9,641,512
Insurance 1.1%
[a]Met Life Global Funding I, senior secured bond, 144A, 3.875%, 4/11/22	United States	2,400,000		2,550,960
[a]Metropolitan Life Global Funding I, secured note, 144A, 1.30%, 4/10/17	United States	10,000,000		10,007,240
[a]New York Life Global Funding, secured note, 144A, 2.10%, 1/02/19	United States	10,000,000		10,068,990
[c]Prudential Financial Inc., senior note, FRN, 1.142%, 8/15/18	United States	5,700,000		5,687,369
				28,314,559
Materials 0.9%
ArcelorMittal, senior note, 5.50%, 2/25/17	Luxembourg	2,500,000		2,445,312
[b]Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	2,000,000	EUR	2,117,007
Freeport-McMoRan Copper & Gold Inc., senior note, 2.30%, 11/14/17	United States	6,000,000		4,162,500
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	7,400,000		8,103,000
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	2,100,000		2,173,500
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	3,000,000		2,898,750
[d]Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	90,000		15,300
				21,915,369
Media 1.8%
CBS Corp., senior note, 2.30%, 8/15/19	United States	11,437,000		11,399,761
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,500,000		3,701,250
senior note, 8.625%, 2/15/19	United States	3,000,000		3,202,500
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior note, 2.40%, 3/15/17	United States	2,900,000		2,930,012
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	10,500,000		10,500,000
The New York Times Co., senior note, 6.625%, 12/15/16	United States	2,000,000		2,075,000
Time Warner Inc., senior note, 2.10%, 6/01/19	United States	4,500,000		4,464,468
Viacom Inc., senior note,
2.20%, 4/01/19	United States	3,200,000		3,152,586
2.75%, 12/15/19	United States	2,700,000		2,675,354
				44,100,931
Pharmaceuticals, Biotechnology & Life Sciences 2.0%
Abbvie Inc., senior note, 1.80%, 5/14/18	United States	8,600,000		8,578,147
Actavis Funding SCS, senior note, 2.35%, 3/12/18	United States	6,200,000		6,230,640
Amgen Inc., senior note,
2.125%, 5/15/17	United States	2,500,000		2,521,258
[c] FRN, 0.978%, 5/22/19	United States	6,200,000		6,161,876
[a]Baxalta Inc., senior note, 144A, 2.00%, 6/22/18	United States	10,200,000		10,079,161
Biogen Inc., senior note, 2.90%, 9/15/20	United States	7,500,000		7,561,590
Celgene Corp., senior note, 2.30%, 8/15/18	United States	3,000,000		3,019,860
[a]Valeant Pharmaceuticals International Inc., senior note, 144A, 5.375%, 3/15/20	United States	3,000,000		2,850,000
Zoetis Inc., senior note,
1.15%, 2/01/16	United States	1,800,000		1,800,000
1.875%, 2/01/18	United States	1,200,000		1,192,020
				49,994,552
Real Estate 1.2%
American Tower Corp., senior note,
3.40%, 2/15/19	United States	10,100,000		10,356,005
3.30%, 2/15/21	United States	6,500,000		6,534,171
Boston Properties LP, senior note, 3.70%, 11/15/18	United States	4,900,000		5,101,179
HCP Inc., senior note, 3.75%, 2/01/19	United States	5,500,000		5,699,309
Hospitality Properties Trust, senior note, 5.625%, 3/15/17	United States	3,000,000		3,098,820
				30,789,484
Retailing 0.5%
Dollar General Corp., senior note, 1.875%, 4/15/18	United States	6,300,000		6,268,103
[a]Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	1,500,000	EUR	828,801
[a]Experian Finance PLC, 144A, 2.375%, 6/15/17	United Kingdom	1,000,000		1,001,255
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	8,250,000		5,362,500
				13,460,659
Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 2.50%, 11/15/18	United States	5,200,000		5,218,283

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Software & Services 1.4%
Alibaba Group Holding Ltd., senior note, 2.50%, 11/28/19	China	11,900,000		11,800,873
Fiserv Inc., senior note, 2.70%, 6/01/20	United States	11,300,000		11,298,305
[c]Oracle Corp., senior note, FRN, 1.202%, 1/15/19	United States	12,000,000		12,021,264
				35,120,442
Technology Hardware & Equipment 2.0%
[a]Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	11,000,000		11,589,820
[c]Apple Inc., FRN, 0.584%, 5/03/18	United States	13,000,000		12,972,570
Dell Inc., senior note, 3.10%, 4/01/16	United States	5,000,000		5,011,250
[a,c]Hewlett Packard Enterprise Co., senior note, 144A, FRN, 2.543%, 10/05/18	United States	8,100,000		8,128,050
Juniper Networks Inc., senior note, 3.30%, 6/15/20	United States	4,000,000		4,021,224
[a,c]NBCUniversal Enterprise Inc., 144A, FRN, 1.307%, 4/15/18	United States	7,500,000		7,493,670
				49,216,584
Telecommunication Services 1.5%
AT&T Inc., senior note, 2.45%, 6/30/20	United States	7,400,000		7,305,102
CenturyLink Inc., senior note, 5.625%, 4/01/20	United States	2,500,000		2,446,563
Embarq Corp., senior note, 7.082%, 6/01/16	United States	3,000,000		3,060,000
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	2,000,000		1,730,000
[a]Sprint Communications Inc., senior note, 144A, 9.00%, 11/15/18	United States	3,500,000		3,583,125
T-Mobile USA Inc., senior note, 6.542%, 4/28/20	United States	2,500,000		2,587,500
Telefonica Emisiones SAU, senior note, 3.192%, 4/27/18	Spain	2,300,000		2,340,986
Verizon Communications Inc., senior note,
2.625%, 2/21/20	United States	8,824,000		8,883,836
[c] FRN, 2.252%, 9/14/18	United States	4,800,000		4,908,206
				36,845,318
Transportation 0.5%
[a]Aviation Capital Group Corp., senior note, 144A, 3.875%, 9/27/16	United States	3,700,000		3,740,493
FedEx Corp., senior note, 2.30%, 2/01/20	United States	8,000,000		8,060,032
				11,800,525
Utilities 1.9%
Dominion Resources Inc., senior note, 2.50%, 12/01/19	United States	2,500,000		2,517,975
DPL Inc., senior note, 6.50%, 10/15/16	United States	1,049,000		1,075,225
Duke Energy Corp., senior note, 2.10%, 6/15/18	United States	5,100,000		5,119,048
[a]Engie SA, senior note, 144A, 1.625%, 10/10/17	France	1,000,000		999,945
[a]Korea Western Power Co. Ltd., senior note, 144A, 3.125%, 5/10/17	South Korea	5,200,000		5,302,154
NGL Energy Partners LP/NGL Energy Finance Corp., senior note, 5.125%, 7/15/19	United States	300,000		220,500
NRG Energy Inc., senior note, 7.625%, 1/15/18	United States	1,000,000		1,012,500
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	8,000,000		8,020,000
Sempra Energy, senior note, 2.85%, 11/15/20	United States	9,600,000		9,580,560
The Southern Co., senior note, 2.45%, 9/01/18	United States	7,000,000		7,065,989
[a]State Grid Overseas Investment 2013 Ltd., senior note, 144A, 1.75%, 5/22/18	China	2,000,000		1,993,760
[a]State Grid Overseas Investment 2014 Ltd., senior note, 144A, 2.75%, 5/07/19	China	2,200,000		2,241,864
[b]Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	1,000,000	EUR	1,414,092
Virginia Electric & Power Co., senior note, 1.20%, 1/15/18	United States	900,000		893,077
				47,456,689
Total Corporate Bonds (Cost $1,110,343,532)				1,075,494,011
[c]Senior Floating Rate Interests 3.0%
Automobiles & Components 0.1%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	965,664		929,452
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	1,153,552		1,123,271
				2,052,723
Capital Goods 0.1%
[e]Sensus USA Inc., First Lien Term Loan, 4.50%, 5/09/17	United States	1,324,827		1,278,458
Consumer Services 0.2%
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21	United States	116,559		116,219
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	4,402,805		4,168,906
				4,285,125
Diversified Financials 0.1%
First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	1,594,979		1,515,229

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	403,016	400,497
			1,915,726
Energy 0.3%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%, 8/16/20	United States	2,338,611	2,283,069
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	4,428,826	2,982,075
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	188,390	179,442
OSG Bulk Ships Inc., Initial Term Loan, 5.25%, 8/05/19	United States	1,293,362	1,131,692
OSG International Inc., Initial Term Loan, 5.75%, 8/05/19	United States	2,131,637	1,982,422
			8,558,700
Health Care Equipment & Services 0.2%
Community Health Systems Inc., 2018 Term F Loans, 3.657%, 12/31/18	United States	1,873,606	1,848,576
Cotiviti Corp., Initial Term Loan, 4.50%, 5/14/21	United States	1,727,838	1,697,601
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	1,540,370	1,502,502
New Millennium Holdco Inc., Closing Date Term Loan, 7.50%, 12/18/20	United States	163,350	148,445
Truven Health Analytics Inc., New Tranche B Term Loan, 4.50%, 6/06/19	United States	716,196	689,339
			5,886,463
Materials 0.5%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	3,498,331	3,119,346
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	3,024,468	2,918,612
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	4,662,197	3,257,710
Ineos U.S. Finance LLC,
2018 Dollar Term Loans, 3.75%, 5/04/18	United States	178,336	173,655
Dollar Term Loan, 4.25%, 3/31/22	United States	269,819	258,899
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	1,753,222	1,630,497
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	1,545,907	1,557,501
			12,916,220
Media 0.4%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	1,143,785	1,143,467
[f]Gray Television Inc., Term Loan C, 6.00%, 6/13/21	United States	366,731	366,884
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	217,381	216,783
Radio One Inc., Term Loan B, 5.11%, 12/31/18	United States	6,894,687	7,019,653
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	542,217	531,787
			9,278,574
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term B
Loans, 3.75%, 9/25/22	United States	3,331,918	3,294,434
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.428%, 2/27/21	United States	1,702,154	1,698,112
Valeant Pharmaceuticals International Inc.,
Series D-2 Tranche B Term Loan, 3.50%, 2/13/19	United States	1,270,000	1,223,433
Series F-1 Tranche B Term Loan, 4.00%, 4/01/22	United States	3,587,980	3,453,430
			9,669,409
Retailing 0.2%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,530,372	3,344,145
The Men's Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	879,194	790,175
[f]PetSmart Inc., Term Loans, 7.75%, 3/10/22	United States	249,372	241,995
			4,376,315
Semiconductors & Semiconductor Equipment 0.1%
[f]Avago Technologies Cayman Ltd., Term B-1 Dollar Loans, 6.00%, 11/13/22	United States	227,145	223,833
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	611,783	611,783
NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20	United States	412,173	411,695
			1,247,311
Software & Services 0.2%
Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	1,229,268	1,226,963
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	5,211,111	4,789,882
			6,016,845
Technology Hardware & Equipment 0.1%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	236,029	234,259

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	1,320,978			1,318,685
					1,552,944
Telecommunication Services 0.1%
[f]Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19	Luxembourg	1,631,898			1,566,453
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	541,058			527,870
Zayo Group LLC,
[f] 2016 Incremental Term Loans, 6.00%, 5/06/21	United States	198,219			198,559
2021 Term Loans, 3.75%, 5/06/21	United States	877,881			866,750
					3,159,632
Transportation 0.0%†
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	1,231,275			1,169,711
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	68,000			64,546
					1,234,257
Utilities 0.0%†
Calpine Corp., Term Loan (B6), 4.00%, 1/15/23	United States	663,529			638,647
Total Senior Floating Rate Interests (Cost $78,039,810)					74,067,349
Foreign Government and Agency Securities 3.0%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	11,200,000			11,294,808
Government of Hungary,
5.50%, 12/22/16	Hungary	750,880,000		HUF	2,715,909
A, 6.75%, 11/24/17	Hungary	3,910,000		HUF	14,860
A, 5.50%, 12/20/18	Hungary	428,710,000		HUF	1,649,386
Government of Malaysia,
senior bond, 4.262%, 9/15/16	Malaysia	2,300,000		MYR	558,775
senior note, 3.172%, 7/15/16	Malaysia	5,550,000		MYR	1,338,719
senior note, 4.012%, 9/15/17	Malaysia	29,800,000		MYR	7,296,733
Government of Mexico,
6.25%, 6/16/16	Mexico	1,174,500	[g]	MXN	6,548,299
7.25%, 12/15/16	Mexico	894,000	[g]	MXN	5,094,049
7.75%, 12/14/17	Mexico	930,000	[g]	MXN	5,496,467
[b]Government of New Zealand, senior note, Reg S, 3.00%, 4/15/20	New Zealand	21,900,000		NZD	14,382,054
Government of Poland,
4.75%, 10/25/16	Poland	4,100,000		PLN	1,029,844
[c] FRN, 1.75%, 1/25/17	Poland	1,338,000		PLN	329,169
[c] FRN, 1.75%, 1/25/21	Poland	1,356,000		PLN	326,864
[a]Government of Serbia, senior note, 144A, 5.25%, 11/21/17	Serbia	1,800,000			1,867,176
Government of Sri Lanka,
A, 6.40%, 8/01/16	Sri Lanka	1,500,000		LKR	10,353
A, 8.00%, 11/15/18	Sri Lanka	3,780,000		LKR	25,381
A, 9.00%, 5/01/21	Sri Lanka	4,890,000		LKR	32,550
C, 8.50%, 4/01/18	Sri Lanka	2,890,000		LKR	19,843
D, 8.50%, 6/01/18	Sri Lanka	1,960,000		LKR	13,422
Government of the Philippines, senior note, 1.625%, 4/25/16	Philippines	19,230,000		PHP	402,878
Korea Monetary Stabilization Bond, senior note,
2.07%, 12/02/16	South Korea	3,300,000,000		KRW	2,743,801
1.96%, 2/02/17	South Korea	4,250,000,000		KRW	3,532,790
Korea Treasury Bond, senior note,
2.75%, 6/10/16	South Korea	4,800,000,000		KRW	3,991,083
3.00%, 12/10/16	South Korea	1,590,000,000		KRW	1,332,612
[h]Nota Do Tesouro Nacional, Index Linked, 6.00%,
8/15/16	Brazil	789	[i]	BRL	553,150
5/15/17	Brazil	150	[i]	BRL	106,207
8/15/18	Brazil	1,810	[i]	BRL	1,265,212
Total Foreign Government and Agency Securities (Cost $82,772,123)					73,972,394
U.S. Government and Agency Securities 11.7%
U.S. Treasury Note,
3.50%, 2/15/18	United States	38,000,000			40,051,392
1.00%, 8/15/18	United States	120,000,000			120,297,600
1.50%, 12/31/18	United States	50,000,000			50,751,950
1.50%, 2/28/19	United States	76,000,000			77,125,180
[j] Index Linked, 0.125%, 4/15/16	United States	3,225,920			3,212,206
Total U.S. Government and Agency Securities (Cost $289,062,100)					291,438,328

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 29.4%
Banks 8.2%
Banc of America Commercial Mortgage Trust,
2006-1, AJ, 5.46%, 9/10/45	United States	7,167,943	7,165,987
[c] 2006-1, D, FRN, 5.747%, 9/10/45	United States	1,776,000	1,775,140
2006-4, AJ, 5.695%, 7/10/46	United States	7,087,000	7,062,913
2006-4, AM, 5.675%, 7/10/46	United States	6,710,000	6,829,004
Bear Stearns Commercial Mortgage Securities Inc.,
[c] 2006-PW11, AJ, FRN, 5.638%, 3/11/39	United States	5,382,000	5,379,793
[c] 2006-PW12, AJ, FRN, 5.953%, 9/11/38	United States	1,770,000	1,770,690
2006-PW13, AJ, 5.611%, 9/11/41	United States	7,000,000	7,069,941
[c] 2007-PW16, AM, FRN, 5.911%, 6/11/40	United States	2,100,000	2,183,770
Bear Stearns Commercial Mortgage Securities Trust,
[c] 2005-T20, E, FRN, 5.325%, 10/12/42	United States	2,000,000	1,997,202
2006-PW13, A4, 5.54%, 9/11/41	United States	2,720,556	2,740,266
[c] 2007-PW16, A4, FRN, 5.911%, 6/11/40	United States	1,346,897	1,389,358
Capital One Multi-Asset Execution Trust,
2006-A3, A3, 5.05%, 12/17/18	United States	6,100,000	6,108,708
[c] 2006-A11, A11, FRN, 0.516%, 6/17/19	United States	12,000,000	11,990,279
[c] 2007-A1, A1, FRN, 0.476%, 11/15/19	United States	12,220,000	12,200,490
[c] 2007-A2, A2, FRN, 0.506%, 12/16/19	United States	11,390,000	11,369,607
[c] 2007-A5, A5, FRN, 0.466%, 7/15/20	United States	10,200,000	10,158,876
[c]Citibank Credit Card Issuance Trust,
2006-A3, A3, FRN, 5.30%, 3/15/18	United States	2,160,000	2,171,320
2006-A8, A8, FRN, 0.662%, 12/17/18	United States	6,230,000	6,217,913
2013-A11, A11, FRN, 0.662%, 2/07/18	United States	9,620,000	9,620,054
2013-A12, A12, FRN, 0.574%, 11/07/18	United States	6,200,000	6,200,997
2014-A3, A3, FRN, 0.624%, 5/09/18	United States	2,180,000	2,180,122
Citigroup Commercial Mortgage Trust,
2006-C5, AJ, 5.482%, 10/15/49	United States	1,219,000	1,182,050
[c] 2007-C6, AM, FRN, 5.898%, 6/10/17	United States	7,000,000	7,156,019
[c]Citigroup/Deutsche Bank Commercial Mortgage Trust, 2005-CD1, E, FRN, 5.475%,
7/15/44	United States	3,495,000	3,488,646
[c]Countrywide Asset-Backed Certificates,
2001-BC3, A, FRN, 0.667%, 12/25/31	United States	1,624	1,184
2002-3, 1A1, FRN, 1.167%, 5/25/32	United States	1,701	1,614
2004-1, M1, FRN, 1.177%, 3/25/34	United States	385,163	370,324
2004-7, MV3, FRN, 1.477%, 12/25/34	United States	513,119	512,522
Credit Suisse First Boston Mortgage Securities Corp.,
2004-6, 3A1, 5.00%, 9/25/19	United States	1,274,716	1,319,025
[c] 2004-AR3, 5A1, FRN, 2.565%, 4/25/34	United States	2,011,614	2,043,043
[c]Greenwich Capital Commercial Funding Corp., 2006-GG7,
AJ, FRN, 5.622%, 7/10/38	United States	7,310,000	6,834,192
[k] AM, FRN, 6.048%, 7/10/38	United States	660,000	662,042
[c]Impac Secured Assets CMN Owner Trust, 2004-4, M1, FRN, 1.192%, 2/25/35	United States	1,120,000	1,061,831
JP Morgan Chase Commercial Mortgage Securities Trust,
2004-LN2, A2, 5.115%, 7/15/41	United States	55,693	55,754
2006-CB17, AM, 5.464%, 12/12/43	United States	2,350,000	2,363,413
[c,k] 2006-LDP7, AJ, FRN, 6.106%, 4/15/45	United States	2,629,000	2,310,575
[c]LB-UBS Commercial Mortgage Trust,
2006-C1, AJ, FRN, 5.276%, 2/15/41	United States	1,969,088	1,973,657
2006-C3, AJ, FRN, 5.72%, 3/15/39	United States	2,500,000	2,502,940
2006-C4, AJ, FRN, 6.047%, 6/15/38	United States	5,860,000	5,904,565
[c]Merrill Lynch Mortgage Investors Trust,
2003-A, 1A, FRN, 1.167%, 3/25/28	United States	592,561	564,886
2005-1, 2A2, FRN, 2.218%, 4/25/35	United States	675,088	656,657
2006-3, 2A1, FRN, 2.447%, 10/25/36	United States	3,459,337	3,396,401
[c]Morgan Stanley ABS Capital I Inc. Trust, 2005-WMC, M2, FRN, 1.162%, 1/25/35	United States	450,887	437,979
Morgan Stanley Capital I Trust,
[a] 2005-RR6, B, 144A, 5.306%, 5/24/43	United States	3,298,000	3,290,349
[c] 2006-HQ8, AJ, FRN, 5.683%, 3/12/44	United States	7,000,000	6,991,918
[c]Wachovia Bank Commercial Mortgage Trust,
[a] 2003-C7, F, 144A, FRN, 6.098%, 10/15/35	United States	691,677	697,591
2006-C25, AJ, FRN, 5.95%, 5/15/43	United States	8,796,000	8,798,663

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
2006-C27, AM, FRN, 5.795%, 7/17/45	United States	2,755,000	2,792,168
2006-C28, AM, FRN, 5.603%, 10/15/48	United States	7,330,000	7,471,602
[c]Wells Fargo Mortgage Backed Securities Trust,
2004-I, 2A1, FRN, 2.699%, 6/25/34	United States	2,275,086	2,270,256
2004-V, 2A1, FRN, 2.763%, 10/25/34	United States	1,726,686	1,746,135
2004-W, A9, FRN, 2.754%, 11/25/34	United States	191,335	194,586
2005-AR, 1A1, FRN, 2.764%, 2/25/35	United States	2,313,836	2,310,617
2005-AR9, 2A2, FRN, 2.736%, 10/25/33	United States	233,591	230,880
2005-AR10, 2A3, FRN, 2.751%, 6/25/35	United States	984,997	975,102
			206,151,616
Diversified Financials 21.0%
[c]American Express Credit Account Master Trust,
2008-2, A, FRN, 1.686%, 9/15/20	United States	2,900,000	2,955,856
2012-1, A, FRN, 0.696%, 1/15/20	United States	11,890,000	11,900,555
[c]American Home Mortgage Investment Trust,
2004-3, 4A, FRN, 1.98%, 10/25/34	United States	3,964,495	3,899,393
2005-1, 6A, FRN, 2.844%, 6/25/45	United States	1,925,343	1,890,014
[c,k]Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-
R4, M1, FRN, 1.252%, 6/25/34	United States	1,344,839	1,316,911
[a]Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	1,900,000	1,869,790
[a,c]ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	5,496,459	5,571,320
[a]ARCap Resecuritization Trust, 2004-A1, A, 144A, 4.73%, 4/21/24	United States	196,029	196,854
[a,c]Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.84%, 4/16/21	United States	2,755,867	2,716,651
B, 144A, FRN, 0.99%, 4/16/21	United States	3,700,000	3,528,468
[a,c]ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.877%, 10/11/21	United States	6,309,577	6,227,489
A1C, 144A, FRN, 0.887%, 10/11/21	United States	1,618,263	1,590,736
[c]Argent Securities Inc., 2005-W2, A2C, FRN, 0.787%, 10/25/35	United States	995,919	946,956
[a,c]Atrium CDO Corp., 10A, A, 144A, FRN, 1.74%, 7/16/25	United States	1,390,000	1,366,036
[a,c]Atrium XI, 11A, C, 144A, FRN, 3.819%, 10/23/25	Cayman Islands	6,750,000	6,572,137
[a,c]Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.845%, 1/18/21	United States	1,439,958	1,423,082
[a]BAMLL Commercial Mortgage Securities Trust, 2012-PARK, A, 144A, 2.959%,
12/10/30	United States	3,200,000	3,259,756
[c]Bank of America Credit Card Trust, 2014-A2, A, FRN, 0.696%, 9/16/19	United States	9,620,000	9,626,674
[c]Bear Stearns Alt-A Trust,
2004-10, 1A3, FRN, 1.427%, 9/25/34	United States	2,093,920	2,088,857
2004-13, A2, FRN, 1.307%, 11/25/34	United States	135,276	130,162
[a,c]Bear Stearns Commercial Mortgage Securities Trust, 2006-PW12, B, 144A, FRN,
5.953%, 9/11/38	United States	1,860,000	1,751,238
[a,c]Bluemountain CLO Ltd., 2013-3A, A, 144A, FRN, 2.018%, 10/29/25	United States	1,448,215	1,438,164
[a,c]Carefree Portfolio Trust, 2014-CARE, A, 144A, FRN, 1.746%, 11/15/19	United States	5,795,000	5,793,522
[a,c]Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN, 2.014%, 1/20/25	United States	4,020,000	4,003,840
[a,c]Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.62%, 10/18/26	United States	3,011,300	2,884,344
[a,c]Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.419%, 4/25/19	United States	1,280,000	1,240,806
[a,c]Cent CLO, 13-17A, A1, 144A, FRN, 1.622%, 1/30/25	United States	8,916,000	8,812,396
[a,c]Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.421%, 7/27/26	United States	780,000	724,199
[a,c]Cent CLO LP, 2014-22A, B, 144A, FRN, 3.544%, 11/07/26	United States	4,050,000	3,946,441
[a]Centerline REIT Inc., 2004-RR3, B, 144A, 5.04%, 9/21/45	United States	2,227,000	2,109,659
[c]Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.927%,
2/25/35	United States	12,256	10,717
Chase Issuance Trust,
[c] 2007-A2, A2, FRN, 0.476%, 4/15/19	United States	6,468,000	6,453,265
[c] 2007-B1, B1, FRN, 0.676%, 4/15/19	United States	9,400,000	9,359,229
[c] 2007-C1, C1, FRN, 0.886%, 4/15/19	United States	3,800,000	3,786,891
[c] 2013-A3, A3, FRN, 0.706%, 4/15/20	United States	6,147,000	6,136,612
[c] 2014-A3, A3, FRN, 0.626%, 5/15/18	United States	11,780,000	11,779,047
[c] 2014-A5, A5, FRN, 0.796%, 4/15/21	United States	7,310,000	7,294,785
2015-A2, A2, 1.59%, 2/18/20	United States	8,200,000	8,266,754
2015-A7, A7, 1.62%, 7/15/20	United States	5,005,000	5,044,757
[a,c]CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.019%, 7/26/21	United States	6,700,000	6,582,616
[a,c]Colony American Homes, 2014-1A,
A, 144A, FRN, 1.576%, 5/17/31	United States	4,661,749	4,621,395
C, 144A, FRN, 2.276%, 5/17/31	United States	700,000	674,720
[a]Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	7,584,578	7,557,071

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
[a]ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.872%, 10/15/21	United States	760,000	749,162
[a]COMM Mortgage Trust, 2012-9W57, A, 144A, 2.365%, 2/10/29	United States	7,805,000	7,864,074
[c]Commercial Mortgage Trust,
2005-GG5, AJ, FRN, 5.621%, 4/10/37	United States	893,690	893,141
2007-C9, A1A, FRN, 5.989%, 12/10/49	United States	7,698,188	8,028,017
[a] 2014-BBG, A, 144A, FRN, 1.226%, 3/15/29	United States	6,600,000	6,489,268
[c]Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	985,000	1,077,093
[a]Core Industrial Trust, 2015-CALW, A, 144A, 3.04%, 2/10/34	United States	8,290,000	8,408,506
[a,c]Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.572%, 7/15/21	United States	995,000	966,205
[a]Countryplace Manufactured Housing Contract Trust,
2005-A3, 144A, 4.80%, 12/15/35	United States	42,311	42,569
2007-1, A3, 144A, 5.593%, 7/15/37	United States	89,542	90,202
[c]Countrywide Home Loans,
2004-6, 1A1, FRN, 2.613%, 5/25/34	United States	2,857,961	2,841,439
2004-11, 2A1, FRN, 2.293%, 7/25/34	United States	3,254,882	3,229,833
[a,c]CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.736%, 10/20/43	United States	1,021,538	1,019,066
Discover Card Execution Note Trust,
[c] 2012-A4, A4, FRN, 0.796%, 11/15/19	United States	10,500,000	10,505,945
[c] 2013-A6, A6, FRN, 0.876%, 4/15/21	United States	5,520,000	5,523,682
[c] 2014-A1, A1, FRN, 0.856%, 7/15/21	United States	7,690,000	7,668,746
2014-A5, A, 1.39%, 4/15/20	United States	2,060,000	2,070,380
[a,c]Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 2.072%, 7/15/26	United States	5,266,000	5,217,132
B, 144A, FRN, 2.672%, 7/15/26	United States	858,000	839,965
C, 144A, FRN, 3.622%, 7/15/26	United States	739,600	711,229
[a]Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	630,000	633,257
[c]Fannie Mae Connecticut Avenue Securities, 2013-C01, M1, FRN, 2.427%, 10/25/23	United States	6,884,023	6,940,494
[c]FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN3, M2, FRN, 2.822%, 8/25/24	United States	2,786,809	2,815,868
2014-DN4, M2, FRN, 2.827%, 10/25/24	United States	9,584,329	9,679,308
2014-HQ1, M2, FRN, 2.927%, 8/25/24	United States	7,195,000	7,200,333
2014-HQ3, M2, FRN, 3.077%, 10/25/24	United States	5,650,000	5,708,346
2015-DN1, M2, FRN, 2.827%, 1/25/25	United States	10,535,000	10,659,201
2015-DNA1, M2, FRN, 2.277%, 10/25/27	United States	7,170,000	7,019,109
2015-HQ1, M1, FRN, 1.477%, 3/25/25	United States	3,054,877	3,054,826
[c]First Horizon Alternative Mortgage Securities Trust, 2004-AA5, 2A1, FRN, 2.171%,
12/25/34	United States	2,412,750	2,355,850
[c]FNMA Connecticut Avenue Securities, 2014-C02, 2M1, FRN, 1.377%, 5/25/24	United States	1,073,325	1,066,811
Ford Credit Auto Owner Trust, 2012-A, A4, 1.15%, 6/15/17	United States	162,881	162,885
[a]G-Force LLC,
[c] 2005-RR2, A3FL, 144A, FRN, 0.727%, 12/25/39	United States	411,193	407,552
2005-RRA, B, 144A, 5.09%, 8/22/36	United States	2,376,739	2,391,641
[a,c]Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 1.872%, 4/15/25	United States	6,583,000	6,501,437
[k]GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%, 5/10/43	United States	1,615,000	405,265
[c]GSAA Home Equity Trust,
2005-5, M3, FRN, 1.372%, 2/25/35	United States	5,950,000	5,645,815
FRN, 0.797%, 6/25/35	United States	565,807	545,343
[c]GSAMP Trust, 2005-HE3, M2, FRN, 1.432%, 6/25/35	United States	1,399,693	1,368,997
[c]GSR Mortgage Loan Trust, 2005-AR1, 1A1, FRN, 2.974%, 1/25/35	United States	878,669	849,056
[a]Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	570,000	572,035
[a,c]Hilton USA Trust, 2013-HLF,
AFL, 144A, FRN, 1.43%, 11/05/30	United States	7,249,181	7,243,751
BFL, 144A, FRN, 1.93%, 11/05/30	United States	1,641,153	1,628,999
CFL, 144A, FRN, 2.33%, 11/05/30	United States	607,499	603,312
[a,c]Invitation Homes Trust,
2014-SFR1, B, 144A, FRN, 1.926%, 6/17/31	United States	1,130,000	1,100,636
2014-SFR2, A, 144A, FRN, 1.526%, 9/17/31	United States	4,510,000	4,437,073
2014-SFR2, B, 144A, FRN, 2.026%, 9/17/31	United States	8,500,000	8,287,599
2015-SFR1, A, 144A, FRN, 1.876%, 3/17/32	United States	2,432,873	2,409,827
2015-SFR2, A, 144A, FRN, 1.776%, 6/17/32	United States	7,318,159	7,181,748
2015-SFR3, A, 144A, FRN, 1.726%, 8/17/32	United States	4,323,627	4,274,731
[c]IXIS Real Estate Capital Trust, 2005-HE4, A3, FRN, 1.107%, 2/25/36	United States	1,047,062	1,037,488
[a,c]Jefferies & Co., 2009-R2, 4A, 144A, FRN, 2.531%, 5/26/37	United States	1,658,864	1,668,436
[c]JP Morgan Chase Commercial Mortgage Securities Trust,
[k]2005-LDP5, A, FRN, 5.723%, 12/15/44	United States	1,150,000	1,147,389

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
[k]2005-LPD5, F, FRN, 5.723%, 12/15/44	United States	7,850,000	7,854,396
2006-LDP7, A4, FRN, 6.106%, 4/15/45	United States	540,225	541,602
[c]JP Morgan Mortgage Trust, 2004-A1, 5A1, FRN, 2.708%, 2/25/34	United States	133,679	132,399
[a,c]Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 1.322%, 4/15/21	United States	1,040,000	1,018,274
[a,c]LB-UBS Commercial Mortgage Trust,
2001-C3, E, 144A, FRN, 6.95%, 6/15/36	United States	700,000	703,052
2004-C7, H, 144A, FRN, 4.966%, 10/15/36	United States	374,007	375,060
[a]LNR CDO Ltd.,
[c] 2002-1A, DFL, 144A, FRN, 1.826%, 7/24/37	United States	3,539,792	3,527,863
2002-1A, DFX, 144A, 6.727%, 7/24/37	United States	920,346	923,898
[c] 2003-1A, EFL, 144A, FRN, 3.427%, 7/23/36	United States	1,645,059	1,651,047
[a,c]Mach One ULC, 2004-1A,
H, 144A, FRN, 6.065%, 5/28/40	United States	656,213	655,931
K, 144A, FRN, 5.45%, 5/28/40	United States	2,825,400	2,860,082
L, 144A, FRN, 5.45%, 5/28/40	United States	2,136,500	2,166,539
M, 144A, FRN, 5.45%, 5/28/40	United States	640,000	652,861
[c]Madison Avenue Manufactured Housing Contract Trust, 2002-A, B1, FRN, 3.677%,
3/25/32	United States	2,495,055	2,531,016
[c]Manufactured Housing Contract Trust Pass Through Certificates, 2001-1, IIM2, FRN,
1.876%, 4/20/32	United States	8,677,151	8,083,550
MASTR Alternative Loan Trust,
2003-1, 3A1, 5.00%, 2/25/18	United States	405,157	413,315
2003-6, 2A1, 5.00%, 8/25/18	United States	1,055,248	1,082,980
2003-9, 1A1, 5.50%, 12/25/18	United States	444,977	450,972
2004-4, 5A1, 5.50%, 4/25/19	United States	1,338,100	1,381,976
[c] 2004-11, 2A1, FRN, 5.535%, 11/25/19	United States	1,446,470	1,496,406
[c]MASTR ARM Trust,
2007-1, I2A2, FRN, 0.587%, 1/25/47	United States	125,410	125,471
[k] 2007-3, 12A2, FRN, 0.622%, 5/25/47	United States	425,830	422,032
[c]Merrill Lynch Mortgage Investors Trust Inc., 2003-E, A1, FRN, 1.047%, 10/25/28	United States	1,191,369	1,143,996
[c]Merrill Lynch Mortgage Investors Trust,
2003-G, A2, FRN, 1.313%, 1/25/29	United States	1,129,718	1,081,172
2005-A10, A, FRN, 0.637%, 2/25/36	United States	4,150,531	3,852,513
[c,k]Merrill Lynch Mortgage Trust, 2005-CKI1, D, FRN, 5.686%, 11/12/37	United States	5,550,000	5,425,479
[c]ML-CFC Commercial Mortgage Trust, 2006-3, A1A, FRN, 5.409%, 7/12/46	United States	2,915,684	2,950,800
[a,c]N-Star Real Estate CDO Ltd., 2006-6A, A1, 144A, FRN, 0.848%, 6/16/41	Cayman Islands	1,252,721	1,238,590
[c]New York Mortgage Trust, 2005-3, M1, FRN, 0.877%, 2/25/36	United States	574,117	535,666
[a,c]Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.934%, 12/24/39	United States	79,285	79,037
[a,c]NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.171%, 4/27/27	United States	8,101,875	8,033,252
[a]OBP Depositor LLC Trust, 2010-OBP, A, 144A, 4.646%, 7/15/45	United States	1,700,000	1,854,688
[a,c]Octagon Investment Partners XXIII Ltd., 15-1A,
A1, 144A, FRN, 2.042%, 7/15/27	United States	4,160,328	4,106,285
A2, 144A, FRN, 2.042%, 7/15/27	United States	3,949,678	3,898,372
[c]Ownit Mortgage Loan Asset-Backed Certificates, 2005-2, M4, FRN, 1.357%, 3/25/36	United States	2,015,229	1,986,582
[c]Park Place Securities Inc. Asset-Backed Pass-Through Certificates,
2004-MCW1, M1, FRN, 1.364%, 10/25/34	United States	97,452	97,545
2004-WHQ2, M2, FRN, 1.372%, 2/25/35	United States	1,981,356	1,980,888
[a,c]Progress Residential Trust,
2014-SFR, B, 144A, FRN, 2.326%, 10/17/31	United States	1,960,000	1,950,955
2014-SFR1, A, 144A, FRN, 1.526%, 10/17/31	United States	2,396,154	2,364,626
2015-SFR1, A, 144A, FRN, 1.826%, 2/17/32	United States	10,820,000	10,791,273
[c]RAAC, 2004-SP1, AII, FRN, 1.127%, 3/25/34	United States	814,304	781,070
[c]Residential Funding Mortgage Securities II, 2004-HI3, A5, FRN, 5.48%, 6/25/34	United States	375,361	388,123
[a,c]Resource Capital Corp. Ltd.,
2014-CRE2, A, 144A, FRN, 1.476%, 4/15/32	United States	2,630,532	2,622,582
[k] 2015-CRE4, A, 144A, FRN, 1.826%, 8/15/32	United States	1,900,000	1,899,544
[c]Sequoia Mortgage Trust, 2003-4, 1A2, FRN, 1.513%, 7/20/33	United States	362,582	342,516
[a,c]Silver Bay Realty Trust, 2014-1,
A, 144A, FRN, 1.426%, 9/17/31	United States	1,184,850	1,158,368
B, 144A, FRN, 1.876%, 9/17/31	United States	540,000	519,871
[c]Structured ARM Loan Trust, 2004-12, 3A1, FRN, 2.559%, 9/25/34	United States	4,357,219	4,320,795
[c]Structured Asset Investment Loan Trust, 2004-BNC2, A2, FRN, 1.467%, 12/25/34	United States	1,972,973	1,946,583
[c]Structured Asset Mortgage Investments II Trust, 2004-AR6, A1A, FRN, 1.126%,
2/19/35	United States	2,458,702	2,319,392

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
[c]Structured Asset Mortgage Investments Trust,
2003-AR1, A1, FRN, 1.166%, 10/19/33	United States	452,542	423,607
2003-AR2, A1, FRN, 1.166%, 12/19/33	United States	1,094,146	1,055,347
[a,c]SWAY Residential 2014-1 Trust, 2014-1, A, 144A, FRN, 1.726%, 1/17/32	United States	6,245,186	6,217,270
[c]Thornburg Mortgage Securities Trust,
2003-4, A1, FRN, 1.067%, 9/25/43	United States	2,909,439	2,819,757
2004-3, A, FRN, 1.167%, 9/25/44	United States	1,486,252	1,379,546
2005-1, A3, FRN, 2.289%, 4/25/45	United States	483,505	478,877
2007-4, 1A1, FRN, 2.364%, 9/25/37	United States	1,056,206	1,043,621
[a,c]Trade MAPS Ltd., 2013-1A, A, 144A, FRN, 1.124%, 12/10/18	Ireland	8,500,000	8,478,792
[a]Tricon American Homes Trust, 2015-SFR1, A, 144A, 1.676%, 5/17/32	United States	7,870,000	7,683,815
Vanderbilt Acquisition Loan Trust, 2002-1, M1, 7.33%, 5/07/32	United States	278,855	300,253
[a,c]Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.947%, 7/11/21	United States	2,000,000	1,985,480
[c]WaMu Mortgage Pass-Through Certificates,
2005-AR8, 1A1A, FRN, 0.717%, 7/25/45	United States	1,688,638	1,599,501
2005-AR19, A1A1, FRN, 0.697%, 12/25/45	United States	4,487,665	4,135,163
[c]Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates, 2004-1, A3, FRN,
0.797%, 4/25/34	United States	1,855,843	1,776,022
[a,c]West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.72%, 7/18/26	United States	1,360,000	1,332,460
B, 144A, FRN, 3.47%, 7/18/26	United States	3,590,000	3,416,962
			523,437,995
Real Estate 0.2%
[a,c]American Homes 4 Rent, 2014-SFR1,
A, 144A, FRN, 1.676%, 6/17/31	United States	3,099,833	3,048,830
C, 144A, FRN, 2.176%, 6/17/31	United States	492,000	471,651
[c]Novastar Home Equity Loan, 2004-4, M4, FRN, 2.077%, 3/25/35	United States	2,000,000	1,980,498
			5,500,979
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $741,508,408)			735,090,590
Mortgage-Backed Securities 2.6%
[c]Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.6%
FHLMC, 1.905% - 6.423%, 11/01/17 - 9/01/41	United States	14,918,544	15,745,781
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 0.0%†
FHLMC Gold 15 Year, 5.00%, 10/01/23	United States	189,174	202,954
FHLMC Gold 15 Year, 6.00%, 6/01/23	United States	66,380	72,070
FHLMC Gold 30 Year, 5.00%, 1/01/39	United States	249,269	273,607
			548,631
[c]Federal National Mortgage Association (FNMA) Adjustable Rate 1.6%
FNMA, 1.35% - 2.50%, 3/01/17 - 10/01/44	United States	22,720,537	23,876,990
FNMA, 2.50% - 6.141%, 8/01/16 - 10/01/38	United States	15,609,616	16,445,522
			40,322,512
Federal National Mortgage Association (FNMA) Fixed Rate 0.4%
FNMA 15 Year, 3.50%, 10/01/25	United States	1,827,836	1,935,094
FNMA 15 Year, 4.00%, 12/01/25	United States	2,910,408	3,110,956
FNMA 15 Year, 4.50%, 5/01/16 - 6/01/25	United States	3,485,168	3,626,296
FNMA 30 Year, 5.00%, 3/01/38	United States	56,900	62,835
			8,735,181
[c]Government National Mortgage Association (GNMA) Adjustable Rate
0.0%†
GNMA, 1.75%, 4/20/26	United States	12,507	12,930
GNMA, 1.875%, 8/20/26 - 9/20/26	United States	18,854	19,519
			32,449
Total Mortgage-Backed Securities (Cost $64,924,173)			65,384,554
Municipal Bonds 0.8%
Chicago GO, Project and Refunding, Series B, 5.00%,
1/01/17	United States	1,100,000	1,123,595
1/01/18	United States	910,000	941,823
Florida State Hurricane Catastrophe Fund Finance Corp. Revenue, Series A, 2.107%,
7/01/18	United States	2,000,000	2,032,160

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District,
Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured,
3.389%, 1/01/20	United States	5,900,000		6,180,427
Riverside County RDA Tax Allocation, Housing, Series A-T, 6.25%, 10/01/16	United States	1,140,000		1,163,256
[c]University of California Revenue,
Series Y-1, Monthly FRN, 0.928%, 7/01/41	United States	7,600,000		7,600,000
Series Y-2, Monthly FRN, 0.928%, 7/01/41	United States	390,000		390,000
Total Municipal Bonds (Cost $19,071,066)				19,431,261
		Shares
Escrows and Litigation Trusts (Cost $—) 0.0%
[l,m]NewPage Corp., Litigation Trust	United States	500,000		—
	Counterparty	Notional Amount*
Options Purchased 0.0%†
Calls - Over-the-Counter
Currency Options 0.0%†
USD/CAD, April Strike Price 1.41 CAD, Expires 4/19/16	JPHQ	2,500,000		42,410
USD/JPY, April Strike Price 123 JPY, Expires 4/05/16	CITI	12,700,000		110,477
Total Options Purchased (Cost $116,073)				152,887
Total Investments before Short Term Investments (Cost $2,427,095,166)				2,374,614,944
	Country	Principal Amount*
Short Term Investments 3.7%
Corporate Bonds (Cost $2,070,623) 0.1%
[a]GE Capital International Funding Co., senior note, 144A, 0.964%, 4/15/16	United States	2,068,000		2,069,019
Foreign Government and Agency Securities (Cost $3,591,654) 0.1%
Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	4,000,000,000	KRW	3,325,449
Total Investments before Money Market Funds (Cost $2,432,757,443)				2,380,009,412
		Shares
Money Market Funds (Cost $88,909,883) 3.5%
[m,n]Institutional Fiduciary Trust Money Market Portfolio	United States	88,909,883		88,909,883
Total Investments (Cost $2,521,667,326) 98.8%				2,468,919,295
Options Written (0.0)%†				(6,130)
Other Assets, less Liabilities 1.2%				29,182,014
Net Assets 100.0%				$2,498,095,179
	Counterparty	Notional Amount*
Options Written (Premiums received $22,839) (0.0)%†
Calls - Over-the-Counter
Currency Options (0.0)%†
USD/CAD, April Strike Price 1.51 CAD, Expires 4/19/16	JPHQ	2,500,000		(6,130)

*	The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
†	Rounds to less than 0.1% of net assets.
[a]	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2016, the aggregate value of these securities was $452,201,764, representing 18.1% of net assets.
[b]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2016, the aggregate value of these securities was $44,542,790, representing 1.78% of net assets.
[c]	The coupon rate shown represents the rate at period end.
[d]	Defaulted security or security for which income has been deemed uncollectible.
[e]	At January 31, 2016, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund is restricted from trading this security at period end.
[f]	A portion or all of the security purchased on a delayed delivery basis.
[g]	Principal amount is stated in 100 Mexican Peso Units.

Franklin Investors Securities Trust
Statement of Investments, January 31, 2016 (unaudited) (continued)
hRedemption price at maturity is adjusted for inflation.
iPrincipal amount is stated in 1,000 Brazilian Real Units.
jPrincipal amount of security is adjusted for inflation.
kThe bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.
lSecurity has been deemed illiquid because it may not be able to be sold within seven days.
mNon-income producing.
nSee Note 8 regarding investments in affiliated management investment companies.

At January 31, 2016, the Fund had the following financial futures contracts outstanding. See Note 3.
Financial Futures Contracts
			Number of	Notional	Expiration	Unrealized	Unrealized
Description		Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Canadian 5 Yr. Bond		Long	129	$11,654,108	3/21/16	$190,248	$-
CME Ultra Long Term U.S. Treasury Bond		Short	17	2,825,188	3/21/16	-	(135,512)
U.S. Treasury 2 Yr. Note		Long	618	135,110,250	3/31/16	635,768	-
U.S. Treasury 5 Yr. Note		Short	956	115,362,313	3/31/16	-	(1,910,827)
U.S. Treasury 10 Yr. Note		Short	37	4,794,391	3/21/16	-	(121,635)
U.S. Treasury 30 Yr. Bond		Short	3	483,094	3/21/16	-	(21,195)
Total Financial Futures Contracts						$826,016	$(2,189,169)
Net unrealized appreciation (depreciation)							$(1,363,153)
At January 31, 2016 the Fund had the following forward exchange contracts outstanding. See Note 3.
Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Sell	1,727,000	$2,259,908	2/05/16	$388,579	$-
Danish Krone	RBS	Sell	120,185,472	18,424,877	2/17/16	969,844	-
British Pound	DBAB	Buy	3,620,751	5,561,900	2/22/16	-	(402,372)
British Pound	DBAB	Sell	1,615,576	2,531,770	2/22/16	229,592	-
Euro	DBAB	Sell	22,594,095	25,467,086	2/22/16	975,306	-
Euro	GSCO	Sell	420,000	476,532	2/22/16	21,256	-
Euro	JPHQ	Sell	923,800	1,031,275	2/22/16	29,885	-
Hungarian Forint	DBAB	Sell	900,000,000	3,282,395	2/22/16	151,743	-
Japanese Yen	DBAB	Buy	740,000,000	6,237,228	2/22/16	-	(122,035)
Japanese Yen	DBAB	Sell	961,810,500	8,034,566	2/22/16	86,381	-
Japanese Yen	HSBC	Sell	99,540,000	833,082	2/22/16	10,506	-
Japanese Yen	JPHQ	Sell	292,080,000	2,444,573	2/22/16	30,890	-
Japanese Yen	MSCO	Sell	211,800,000	1,772,318	2/22/16	22,051	-
Singapore Dollar	DBAB	Buy	2,799,600	1,980,335	2/22/16	-	(15,552)
Singapore Dollar	DBAB	Sell	2,799,600	1,990,331	2/22/16	25,548	-
Singapore Dollar	HSBC	Buy	369,000	260,897	2/22/16	-	(1,930)
Singapore Dollar	HSBC	Sell	369,000	262,727	2/22/16	3,760	-
Euro	DBAB	Sell	2,360,000	3,106,468	3/01/16	547,737	-
Euro	DBAB	Sell	2,300,000	3,021,510	4/07/16	524,946	-
Canadian Dollar	DBAB	Sell	1,350,000	1,017,102	4/28/16	53,358	-
Euro	BZWS	Sell	54,017	62,030	4/28/16	3,362	-
Euro	CITI	Sell	39,262	45,054	4/28/16	2,411	-
Euro	DBAB	Sell	12,947,873	14,865,404	4/28/16	802,667	-
Euro	HSBC	Sell	6,000	6,889	4/28/16	372	-

Franklin Investors Securities Trust
Statement of Investments, January 31, 2016 (unaudited) (continued)
Euro	JPHQ	Sell	29,904	34,343	4/28/16	1,864	-
Indian Rupee	DBAB	Buy	78,000,000	1,160,714	4/28/16	-	(27,532)
Japanese Yen	DBAB	Sell	305,837,300	2,574,171	4/28/16	41,938	-
Philippine Peso	JPHQ	Buy	94,860,000	2,047,044	4/28/16	-	(81,522)
Australian Dollar	DBAB	Sell	3,410,144	2,467,307	6/16/16	68,682	-
Euro	DBAB	Sell	15,599,102	17,177,732	6/16/16	206,750	-
Euro	JPHQ	Sell	2,600,000	2,865,005	6/16/16	36,345	-
Euro	MSCO	Sell	977,590	1,076,718	6/16/16	13,152	-
Japanese Yen	DBAB	Sell	1,072,725,000	8,878,704	6/16/16	-	(17,938)
Japanese Yen	JPHQ	Sell	227,754,944	1,884,843	6/16/16	-	(4,043)
Malaysian Ringgit	DBAB	Buy	227,680	53,202	6/16/16	1,400	-
Malaysian Ringgit	HSBC	Buy	48,000	11,211	6/16/16	301	-
Euro	DBAB	Sell	3,300,000	4,453,350	8/05/16	856,778	-
Australian Dollar	DBAB	Sell	1,000,000	695,200	8/18/16	-	(6,249)
Euro	BZWS	Sell	140,843	154,072	8/18/16	494	-
Euro	CITI	Sell	352,000	384,996	8/18/16	1,169	-
Euro	DBAB	Sell	21,494,359	23,526,651	8/18/16	88,835	-
Euro	JPHQ	Sell	66,188	72,402	8/18/16	230	-
Indian Rupee	DBAB	Buy	135,900,000	1,982,495	8/18/16	-	(42,406)
Japanese Yen	CITI	Sell	47,882,500	408,387	8/18/16	10,375	-
Japanese Yen	DBAB	Buy	1,500,000,000	12,456,713	8/18/16	11,693	-
Japanese Yen	DBAB	Sell	3,248,426,920	27,778,626	8/18/16	776,822	-
Japanese Yen	JPHQ	Sell	179,653,000	1,531,719	8/18/16	38,394	-
New Zealand Dollar	DBAB	Sell	25,430,101	16,674,517	8/18/16	400,129	-
South Korean Won	DBAB	Buy	3,913,800,000	3,269,538	8/18/16	-	(40,590)
Japanese Yen	JPHQ	Sell	566,101,041	5,149,880	9/02/16	441,524	-
Australian Dollar	DBAB	Sell	3,750,000	2,698,125	10/20/16	74,587	-
Brazilian Real	DBAB	Buy	7,500,000	1,776,409	10/20/16	-	(46,145)
Hungarian Forint	JPHQ	Sell	430,000,000	1,464,328	10/20/16	-	(29,954)
Indonesian Rupiah	JPHQ	Buy	41,430,000,000	2,784,274	10/20/16	72,736	-
Mexican Peso	DBAB	Sell	30,000,000	1,705,854	10/20/16	81,985	-
Polish Zloty	DBAB	Buy	4,070,734	1,020,055	10/20/16	-	(24,424)
Euro	DBAB	Buy	2,082,500	2,764,519	11/03/16	-	(486,888)
Euro	DBAB	Sell	2,082,500	2,795,756	11/03/16	518,125	-
Total Forward Exchange Contracts						$8,624,502	$(1,349,580)
Net unrealized appreciation (depreciation)							$7,274,922
[a] May be comprised of multiple contracts with the same counterparty, currency and settlement date.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
At January 31, 2016, the Fund had the follow ing credit default sw ap contracts outstanding. See Note 3.

Credit Default Sw ap Contracts
					Unam ortized
	Periodic				Upfront
	Paym ent Counterpartya /		Notional	Expiration	Payments			Unrealized	Unrealized
Description	Rate	Exchange	Amount[b]	Date	(Receipts) Appreciation Depreciation						Value	Rating[c]
Centrally Cleared Sw ap Contracts
Contracts to Sell Protection[d]
Traded Index
CDX.NA.HY.24	5.00%	ICE	35,046,000	6/20/20	$1,320,890		$	- $	(448,808)		$872,082	Non
												Investment
												Grade
CDX.NA.IG.25	1.00%	ICE	31,500,000	12/20/20	277,531			-	(299,599)		(22,068)	Investment
												Grade
ITRX.EUR.SNRFIN.S24	1.00%	ICE 40,050,000 EUR		12/20/20	504,403			5,746	(336,977)		173,172	Investment
												Grade
Total Centrally Cleared Sw ap Contracts					2,102,824			5,746	(1,085,384)		1,023,186

OTC Sw ap Contracts
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	5.00%	BZWS	1,000,000	9/20/17	$(61,635)	$		- $	(15,996	) $	(77,631)
Alcatel-Lucent USA Inc.	5.00%	GSCO	10,000,000	9/20/17	(490,272)			-	(286,037)		(776,309)
Avon Products Inc.	5.00%	GSCO	10,000,000	3/20/20	1,245,564			360,376	(64,689)		1,541,251
Bank of America Corp.	1.00%	FBCO	2,000,000	9/20/17	1,571			-	(17,262)		(15,691)
Beazer Homes USA Inc.	5.00%	CITI	1,500,000	6/20/19	(62,128)			125,125	-		62,997
Beazer Homes USA Inc.	5.00%	GSCO	3,000,000	6/20/19	(119,685)			245,680	-		125,995
Centex Corp.	5.00%	FBCO	1,000,000	6/20/16	(9,667)			-	(9,957)		(19,624)
Centex Corp.	5.00%	JPHQ	4,000,000	6/20/16	(46,283)			-	(32,214)		(78,497)
Constellation Brands Inc.	5.00%	DBAB	6,600,000	6/20/17	(331,443)			-	(109,956)		(441,399)
CSC Holdings LLC	5.00%	GSCO	3,500,000	9/20/18	(190,057)			-	(14,645)		(204,702)
CSC Holdings LLC	5.00%	GSCO	3,000,000	3/20/19	(112,029)			-	(53,749)		(165,778)
D.R. Horton Inc.	5.00%	JPHQ	2,400,000	3/20/16	(12,442)			-	(3,533)		(15,975)
Dell Inc.	5.00%	GSCO	5,000,000	6/20/16	(80,108)			6,184	-		(73,924)
DISH DBS Corp.	5.00%	BZWS	3,500,000	3/20/16	(20,286)			-	(189)		(20,475)
DISH DBS Corp.	5.00%	GSCO	5,000,000	3/20/16	(27,311)			-	(1,939)		(29,250)
DISH DBS Corp.	5.00%	JPHQ	2,000,000	3/20/16	(10,454)			-	(1,246)		(11,700)
DPL Inc.	5.00%	JPHQ	1,049,000	12/20/16	(35,428)			-	(542)		(35,970)
Embarq Corp.	5.00%	BZWS	3,000,000	6/20/16	(29,926)			-	(27,156)		(57,082)
The Hertz Corp.	5.00%	CITI	2,310,000	12/20/17	(129,492)			-	(21,932)		(151,424)
Hospitality Properties Trust	5.00%	BOFA	3,000,000	3/20/17	(131,404)			-	(23,136)		(154,540)
International Lease Finance Corp.	5.00%	GSCO	8,000,000	3/20/17	(335,862)			59,221	-		(276,641)
Kinder Morgan Energy Partners LP	5.00%	CITI	6,600,000	3/20/18	(527,003)			54,208	-		(472,795)
Kinder Morgan Inc.	5.00%	GSCO	11,500,000	3/20/16	(67,820)			4,734	-		(63,086)
Lennar Corp.	5.00%	CITI	1,800,000	9/20/19	(147,665)			-	(39,910)		(187,575)
Lennar Corp.	5.00%	CITI	2,700,000	12/20/19	(265,092)			-	(21,769)		(286,861)
Lennar Corp.	5.00%	GSCO	3,200,000	12/20/20	(316,812)			-	(24,374)		(341,186)
The New York Times Co.	5.00%	GSCO	2,000,000	12/20/16	(30,681)			-	(57,835)		(88,516)
NRG Energy Inc.	5.00%	BZWS	1,000,000	3/20/18	(38,050)			16,078	-		(21,972)
Ow ens-Illinois Inc.	5.00%	CITI	7,400,000	6/20/18	(685,258)			-	(119,087)		(804,345)
Pactiv LLC	5.00%	BZWS	2,100,000	6/20/17	(69,281)			-	(34,834)		(104,115)
PPL Energy Supply LLC	5.00%	JPHQ	8,000,000	6/20/16	(131,899)			14,987	-		(116,912)
Rite Aid Corp.	5.00%	JPHQ	6,300,000	12/20/20	(1,109,177)			140,931	-		(968,246)
Springleaf Finance Corp.	5.00%	GSCO	8,500,000	12/20/17	(482,267)			80,624	-		(401,643)
Tenet Healthcare Corp.	5.00%	BZWS	4,000,000	12/20/16	(107,358)			-	(32,014)		(139,372)
Tenet Healthcare Corp.	5.00%	DBAB	3,000,000	3/20/19	(246,375)			122,385	-		(123,990)
Tenet Healthcare Corp.	5.00%	GSCO	14,100,000	3/20/19	(1,262,568)			679,815	-		(582,753)
Toys R Us Inc.	5.00%	CITI	2,000,000	12/20/18	388,608			84,057	-		472,665
Toys R Us Inc.	5.00%	DBAB	2,250,000	12/20/18	479,034			52,714	-		531,748
Toys R Us Inc.	5.00%	GSCO	4,000,000	12/20/18	1,170,589			-	(225,260)		945,329

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

USG Corp.	5.00%	GSCO	10,370,000		12/20/16	(261,993)		-	(148,718)	(410,711)
Yum! Brands Inc.	5.00%	CITI	1,500,000		3/20/18	(122,718)		-	(8,583)	(131,301)
Yum! Brands Inc.	5.00%	FBCO	4,000,000		3/20/18	(311,086)		-	(39,049)	(350,135)
Yum! Brands Inc.	5.00%	CITI	3,000,000		9/20/19	(326,685)		-	(42,318)	(369,003)
Contracts to Sell Protection [d]
Single Name
Anadarko Petroleum Corp.	1.00%	BZWS	4,300,000		9/20/19	73,449		-	(472,737)	(399,288)	BBB
Bank of America Corp.	1.00%	FBCO	2,000,000		9/20/17	(1,571)		17,262	-	15,691	BBB+
Beazer Homes USA Inc.	5.00%	CITI	1,800,000		9/20/19	26,656		-	(123,029)	(96,373)	CCC
Beazer Homes USA Inc.	5.00%	CITI	2,700,000		12/20/19	59,818		-	(233,832)	(174,014)	CCC
Beazer Homes USA Inc.	5.00%	GSCO	3,200,000		12/20/20	(364,326)		21,945	-	(342,381)	CCC
Electricite de France SA	1.00%	BZWS	5,300,000	EUR	9/20/20	126,951		-	(158,175)	(31,224)	A+
Engie	1.00%	BZWS	4,300,000	EUR	9/20/20	127,205		-	(112,630)	14,575	A
Government of China	1.00%	GSCO	5,000,000		9/20/20	10,915		-	(52,906)	(41,991)	AA-
Government of Lithuania	1.00%	FBCO	250,000		6/20/16	(867)		1,753	-	886	BBB
Government of Mexico	1.00%	CITI	2,500,000		6/20/20	(26,240)		-	(56,580)	(82,820)	BBB+
The Hertz Corp.	5.00%	CITI	2,310,000		12/20/19	30,773		51,357	-	82,130	B
iHeartCommunications Inc.	5.00%	BZWS	2,400,000		6/20/18	(405,815)		-	(1,065,100)	(1,470,915)	CC
Orange SA	1.00%	CITI	5,300,000	EUR	9/20/20	102,749		-	(12,690)	90,059	BBB+
PSEG Pow er LLC	1.00%	JPHQ	7,600,000		3/20/20	(87,428)		-	(30,477)	(117,905)	BBB+
Tenet Healthcare Corp.	5.00%	BZWS	4,000,000		12/20/18	154,868		62,699	-	217,567	CCC+
Total OTC Sw ap Contracts						(5,633,197)		2,202,135	(3,796,085)	(7,227,147)
Total Credit Default Sw ap Contracts						$(3,530,373	) $	2,207,881	$(4,881,469)	$(6,203,961)
Net unrealized appreciation (depreciation)									$(2,673,588)

[a]Posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives w ith the applicable counterparty exceeds the minimum transfer amount, w hich typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end.

Counterparty	Collateral Posted (Received)
BOFA	$270,000
BZWS	2,140,000
CITI	1,420,000
DBAB	(4,955,953)
GSCO	1,480,000
JPHQ	1,270,000
Total collateral	$1,624,047

bIn U.S. dollars unless otherw ise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association w ith the contracts.
cBased on Standard and Poor's (S&P) Rating for single name sw aps and internal ratings for index sw aps. Internal ratings based on mapping into equivalent ratings from external vendors.
dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name sw aps, and failure to pay or bankruptcy of the underlying securities for traded index sw aps.

Franklin Investors Securities Trust
Statement of Investments, January 31, 2016 (unaudited) (continued)

At January 31, 2016, the Fund had the follow ing cross-currency sw ap contracts outstanding. See Note 3.

Cross -Currency Sw ap Contracts
		Notional		Expiration	Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Sw ap Contracts
Receive Floating rate quarterly 3-month BBA USD LIBOR + 2.18%		3,922,448	USD
	CITI			10/13/17	$455,586	$-
Pay Fixed rate annual 2.125%		3,500,000	CHF

Receive Floating rate quarterly 3-month BBA USD LIBOR + 3.29%		1,562,500	USD
	JPHQ			10/13/17	102,706	-
Pay Fixed rate annual 2.125%		1,500,000	CHF
Total Cross-Currency Sw ap Contracts					$558,292	$-
Net unrealized appreciation (depreciation)					$558,292

At January 31, 2016, the Fund had the follow ing interest rate sw ap contracts outstanding. See Note 3.

Interest Rate Sw ap Contracts
		Notional Expiration		Unamortized Upfront	Unrealized	Unrealized
Description	Exchange	Amount	Date	Payments/ (Receipts)	Appreciation	Depreciation	Value
Centrally Cleared Sw ap Contracts
Receive Floating rate 3-month BBA USD LIBOR + 0.326%	LCH $	40,900,000	3/16/23	$(880,013)	$-	$(1,004,180)	$(1,884,193)
Pay Fixed rate 2.25%
Net unrealized appreciation (depreciation)						$(1,004,180)

ABBREVIATIONS

Counterparty / Exchange

BOFA Bank of America, N.A.
BZWS Barclays Bank PLC
CITI Citigroup, Inc.
DBAB Deutsche Bank AG
FBCO Credit Suisse Group AG
GSCO The Goldman Sachs Group,
HSBC HSBC Bank USA, N.A.
ICE Intercontinental Exchange
JPHQ JP Morgan Chase & Co.
MSCO Morgan Stanley
RBS Royal Bank of Scotland PLC

Currency

BRL Brazilian Real
CAD Canadian Dollar
CHF Swiss Franc
DKK Danish Krone
EUR Euro
HUF Hungarian Forint
JPY Japanese Yen
KRW South Korean Won
LKR Sri Lankan Rupee

Franklin Investors Securities Trust
Statement of Investments, January 31, 2016 (unaudited) (continued)
MXN Mexican Peso
MYR Malaysian Ringgit
NZD New Zealand Dollar
PHP Philippine Peso
PLN Polish Zloty
USD United States Dollar

Selected Portfolio

AGMC Assured Guaranty Municipal Corp.
ARM Adjustable Rate Mortgage
CDO Collateralized Debt Obligation
CLO Collateralized Loan Obligation
FRN Floating Rate Note
GO General Obligation
MFM Multi-Family Mortgage
RDA Redevelopment Agency/Authority
REIT Real Estate Investment Trust
SFR Single Family Revenue

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited)

Franklin Real Return Fund	Country	Shares	Value
Common Stocks 6.5%
Energy 4.3%
Anadarko Petroleum Corp.	United States	21,400	$836,526
California Resources Corp.	United States	6,600	9,438
Chevron Corp.	United States	18,300	1,582,401
Devon Energy Corp.	United States	13,500	376,650
Exxon Mobil Corp.	United States	26,777	2,084,589
Halliburton Co.	United States	29,000	921,910
Marathon Oil Corp.	United States	42,300	411,579
Noble Energy Inc.	United States	11,800	381,966
Occidental Petroleum Corp.	United States	16,500	1,135,695
Peabody Energy Corp.	United States	4,160	18,512
Pioneer Natural Resources Co.	United States	4,100	508,195
Schlumberger Ltd.	United States	24,850	1,795,909
[a] Southwestern Energy Co.	United States	25,200	224,028
[a] Weatherford International PLC	United States	61,500	414,510
			10,701,908
Materials 2.2%
BHP Billiton Ltd., ADR	Australia	19,100	418,481
The Dow Chemical Co.	United States	38,100	1,600,200
Freeport-McMoRan Inc., B	United States	55,046	253,212
Goldcorp Inc.	Canada	104,000	1,179,360
Nucor Corp.	United States	25,400	992,378
Potash Corp. of Saskatchewan Inc.	Canada	37,700	614,510
Rio Tinto PLC, ADR	United Kingdom	17,300	426,445
[a] South32 Ltd., ADR	Australia	7,640	25,976
			5,510,562
Total Common Stocks (Cost $27,377,594)			16,212,470
Management Investment Companies 8.2%
Diversified Financials 1.3%
[b] Franklin Lower Tier Floating Rate Fund	United States	259,334	2,339,196
[b] Franklin Middle Tier Floating Rate Fund	United States	100,272	952,581
Real Estate 6.9%
SPDR Dow Jones REIT ETF	United States	193,000	16,966,630

Total Management Investment Companies (Cost $12,916,473)			20,258,407
		Principal Amount*
Corporate Bonds 5.6%
Banks 0.5%
[c] CIT Group Inc., secured note, 144A, 5.50%, 2/15/19	United States	1,200,000	1,242,000
Consumer Services 0.3%
MGM Resorts International, senior note,
8.625%, 2/01/19	United States	500,000	559,063
7.75%, 3/15/22	United States	200,000	212,750
			771,813
Energy 1.2%
[c] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	725,000	313,562
CONSOL Energy Inc., senior note,
5.875%, 4/15/22	United States	300,000	195,750
8.00%, 4/01/23	United States	600,000	405,000
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	1,000,000	885,000
[c] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%,
12/15/20	United States	500,000	182,500
[c] Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	1,000,000	105,000
Sabine Pass Liquefaction LLC, first lien, 5.625%, 2/01/21	United States	1,000,000	920,000
			3,006,812
Health Care Equipment & Services 0.5%
HCA Inc., senior secured bond, first lien, 5.875%, 3/15/22	United States	1,200,000	1,290,000

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Materials 1.3%
ArcelorMittal, senior note, 7.25%, 2/25/22	Luxembourg	1,200,000	978,750
[c] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	500,000	432,500
Novelis Inc., senior note,
8.375%, 12/15/17	Canada	200,000	193,000
8.75%, 12/15/20	Canada	600,000	548,340
Reynolds Group Issuer Inc./LLC/SA, senior note, 8.50%, 5/15/18	United States	1,200,000	1,159,500
			3,312,090
Media 0.4%
CSC Holdings LLC, senior note, 6.75%, 11/15/21	United States	1,000,000	990,000
Pharmaceuticals, Biotechnology & Life Sciences 0.4%
[c] Valeant Pharmaceuticals International Inc., senior note, 144A, 7.50%, 7/15/21	United States	1,000,000	995,000
Telecommunication Services 1.0%
Frontier Communications Corp., senior bond,
7.625%, 4/15/24	United States	200,000	169,500
7.875%, 1/15/27	United States	300,000	232,500
Intelsat Jackson Holdings SA, senior note, 7.25%, 10/15/20	Luxembourg	1,000,000	865,000
[c] Sprint Communications Inc., senior note, 144A, 7.00%, 3/01/20	United States	1,200,000	1,158,000
			2,425,000
Total Corporate Bonds (Cost $16,934,310)			14,032,715
[d] Senior Floating Rate Interests 2.0%
Automobiles & Components 0.1%
Crowne Group LLC, Term Loan, 6.00%, 9/30/20	United States	135,431	130,352
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	108,018	105,183
			235,535
Diversified Financials 0.1%
First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	87,121	82,764
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	55,252	54,907
			137,671
Energy 0.2%
Bowie Resource Holdings LLC, First Lien Initial Term Loan, 6.75%, 8/16/20	United States	223,841	218,525
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	342,585	230,674
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	13,701	13,050
			462,249
Health Care Equipment & Services 0.1%
Community Health Systems Inc., 2018 Term F Loans, 3.657%, 12/31/18	United States	185,830	183,348
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	144,227	140,681
New Millennium Holdco Inc., Closing Date Term Loan, 7.50%, 12/18/20	United States	25,246	22,943
			346,972
Materials 0.4%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	218,761	195,062
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	626,951	438,082
Ineos U.S. Finance LLC,
2018 Dollar Term Loans, 3.75%, 5/04/18	United States	24,769	24,119
Dollar Term Loan, 4.25%, 3/31/22	United States	37,475	35,958
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	233,574	235,326
			928,547
Media 0.5%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	108,932	108,902
[e] Gray Television Inc., Term Loan C, 6.00%, 6/13/21	United States	37,462	37,477
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	15,405	15,362
Radio One Inc., Term Loan B, 5.11%, 12/31/18	United States	945,622	962,762
			1,124,503
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term B
Loans, 3.75%, 9/25/22	United States	186,216	184,121
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.428%, 2/27/21	United States	228,507	227,965

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term Loan, 3.50%,
2/13/19	United States	160,000			154,133
					566,219
Retailing 0.1%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	249,320			236,168
The Men's Wearhouse Inc., Tranche B Term Loan, 4.50%, 6/18/21	United States	135,906			122,145
					358,313
Semiconductors & Semiconductor Equipment 0.1%
[e] Avago Technologies Cayman Finance Ltd., Term B-1 Dollar Loans, 6.00%, 2/01/23	United States	22,715			22,383
M/A-COM Technology Solutions Holdings Inc., Initial Term Loan, 4.50%, 5/07/21	United States	96,038			96,038
NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20	United States	40,072			40,026
					158,447
Software & Services 0.0%†
Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	119,512			119,288
Technology Hardware & Equipment 0.1%
CIENA Corp., Term Loan, 3.75%, 7/15/19	United States	32,681			32,436
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	121,657			121,445
					153,881
Telecommunication Services 0.1%
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	42,941			41,894
Zayo Group LLC,
[e] 2016 Incremental Term Loans, 6.00%, 5/06/21	United States	20,505			20,541
2021 Term Loans, 3.75%, 5/06/21	United States	65,297			64,469
					126,904
Transportation 0.0%†
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	86,574			82,245
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	7,000			6,645
					88,890
Utilities 0.0%†
Calpine Corp., Term Loan (B6), 4.00%, 1/15/23	United States	63,529			61,147
Total Senior Floating Rate Interests (Cost $5,122,348)					4,868,566
Foreign Government and Agency Securities 17.7%
Government of Hungary,
[f] senior bond, Reg S, 3.875%, 2/24/20	Hungary	180,000		EUR	217,374
senior note, 6.375%, 3/29/21	Hungary	620,000			703,579
[f] senior note, Reg S, 3.50%, 7/18/16	Hungary	60,000		EUR	65,936
[f] senior note, Reg S, 4.375%, 7/04/17	Hungary	150,000		EUR	171,789
[f] senior note, Reg S, 5.75%, 6/11/18	Hungary	435,000		EUR	526,204
Government of Indonesia, senior bond, FR53, 8.25%, 7/15/21	Indonesia	42,000,000,000		IDR	3,078,583
Government of Malaysia,
senior bond, 3.814%, 2/15/17	Malaysia	6,100,000		MYR	1,483,320
senior note, 3.172%, 7/15/16	Malaysia	14,200,000		MYR	3,425,190
Government of Mexico,
6.25%, 6/16/16	Mexico	630,000	[g]	MXN	3,512,498
senior note, M, 5.00%, 6/15/17	Mexico	750,000	[g]	MXN	4,212,517
[d] Government of Poland, FRN, 1.75%,
1/25/17	Poland	4,515,000		PLN	1,110,762
1/25/21	Poland	9,388,000		PLN	2,262,978
Korea Monetary Stabilization Bond, senior note,
2.07%, 12/02/16	South Korea	680,000,000		KRW	565,389
1.96%, 2/02/17	South Korea	5,200,000,000		KRW	4,322,473
Korea Treasury Bond, senior note,
2.75%, 6/10/16	South Korea	3,000,000,000		KRW	2,494,427
3.00%, 12/10/16	South Korea	9,258,500,000		KRW	7,759,741
[h] Mexican Udibonos, Index Linked, 5.00%, 6/16/16	Mexico	494,434	[i]	MXN	2,742,722
Nota Do Tesouro Nacional,
10.00%, 1/01/21	Brazil	17,200	[j]	BRL	3,533,134
[k] Index Linked, 6.00%, 8/15/16	Brazil	1,343	[j]	BRL	941,547
[k] Index Linked, 6.00%, 8/15/18	Brazil	1,270	[j]	BRL	887,745
Total Foreign Government and Agency Securities (Cost $51,817,220)					44,017,908

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
U.S. Government and Agency Securities 56.6%
[h] U.S. Treasury Note, Index Linked,
2.375%, 1/15/17	United States	3,530,897	3,618,502
0.125%, 4/15/17	United States	38,665,094	38,710,912
2.625%, 7/15/17	United States	22,904,210	23,982,174
1.625%, 1/15/18	United States	32,855,991	34,060,492
2.125%, 1/15/19	United States	37,587,264	40,121,209
Total U.S. Government and Agency Securities (Cost $141,175,781)			140,493,289
Total Investments before Short Term Investments (Cost $255,343,726)			239,883,355
Short Term Investments (Cost $7,542,271) 3.1%
Repurchase Agreements 3.1%
[l] Joint Repurchase Agreement, 0.245%, 2/01/16 (Maturity Value $7,542,424)	United States	7,542,271	7,542,271
BNP Paribas Securities Corp. (Maturity Value $1,636,480)
Credit Suisse Securities (USA) LLC (Maturity Value $4,909,364)
HSBC Securities (USA) Inc. (Maturity Value $409,101)
Merrill Lynch, Pierce, Fenner & Smith Inc. (Maturity Value $587,479),
Collateralized by U.S. Government Agency Securities, 0.90% - 1.125%, 1/04/17 -
9/22/17; and U.S. Treasury Note, 0.75% - 3.125%, 4/30/17 - 3/15/18 (valued at
$7,699,625)
Total Investments (Cost $262,885,997) 99.7%			247,425,626

Other Assets, less Liabilities 0.3%			868,941
Net Assets 100.0%			$248,294,567

† Rounds to less than 0.1% of net assets.
* The principal amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b See Note 8 regarding investments in affiliated management investment companies.
c Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
January 31, 2016, the aggregate value of these securities was $4,428,562, representing 1.78% of net assets.
d The coupon rate shown represents the rate at period end.
e Security purchased on a delayed delivery basis.
f Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2016, the aggregate value of these securities was $981,304, representing 0.40% of net assets.
g Principal amount is stated in 100 Mexican Peso Units.
h Principal amount of security is adjusted for inflation.
i Principal amount is stated in 100 Unidad de Inversion Units.
j Principal amount is stated in 1,000 Brazilian Real Units.
k Redemption price at maturity is adjusted for inflation.
l Investment is through participation in a joint account with other funds managed by the investment manager or an affiliate of the investment manager. At January 31, 2016, all repurchase agreements had been entered into on that date.

At January 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts
				Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type	Quantity	Amount	Date	Appreciation	Depreciation
OTC Forward Exchange Contracts
Euro	DBAB	Buy	1,121,244	$1,216,213	2/22/16	$-	$(796)
Euro	DBAB	Sell	1,121,244	1,250,860	2/22/16	35,442	-
Singapore Dollar	DBAB	Buy	4,395,600	3,109,288	2/22/16	-	(24,418)

Franklin Investors Securities Trust
Statement of Investments, January 31, 2016 (unaudited) (continued)
Singapore Dollar	DBAB	Sell	4,395,600	3,124,982	2/22/16	40,113	-
Chilean Peso	JPHQ	Buy	1,159,473,700	1,673,968	4/28/16	-	(64,325)
Euro	DBAB	Buy	295,100	320,774	4/28/16	-	(264)
Euro	DBAB	Sell	1,445,200	1,659,812	4/28/16	90,175	-
Chilean Peso	DBAB	Buy	328,810,000	447,117	8/18/16	4,012	-
Euro	DBAB	Sell	3,072,361	3,362,853	8/18/16	12,697	-
Indian Rupee	JPHQ	Buy	188,000,000	2,685,714	10/20/16	-	(28,541)
Total Forward Exchange Contracts						$182,439	$(118,344)
Net unrealized appreciation (depreciation)						$64,095

[a] May be comprised of multiple contracts with the same counterparty, currency and settlement date.

ABBREVIATIONS

Counterparty

DBAB - Deutsche Bank AG
JPHQ - JP Morgan Chase & Co.

Currency

BRL - Brazilian Real
EUR - Euro
IDR - Indonesian Rupiah
KRW - South Korean Won
MXN - Mexican Peso
MYR - Malaysian Ringgit
PLN - Polish Zloty

Selected Portfolio

ADR - American Depositary Receipt
ETF - Exchange Traded Fund
FRN - Floating Rate Note
REIT - Real Estate Investment Trust
SPDR - S&P Depositary Receipt

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited)

Franklin Total Return Fund	Country	Shares		Value
Common Stocks (Cost $1,717,674) 0.1%
Consumer Services 0.1%
[a,b,c] Turtle Bay Resort	United States	1,550,568		$5,775,864
Management Investment Companies 1.6%
Diversified Financials 1.6%
[d] Franklin Short Duration U.S. Government ETF	United States	500,000		49,058,000
[d] Franklin Lower Tier Floating Rate Fund	United States	991,703		8,945,158
[d] Franklin Middle Tier Floating Rate Fund	United States	1,881,411		17,873,401
Total Management Investment Companies (Cost $77,307,804)				75,876,559
Preferred Stocks 0.4%
Banks 0.3%
U.S. Bancorp, 6.00%, pfd., G	United States	640,000		16,934,400
Diversified Financials 0.1%
Citigroup Capital XIII, 6.692%, pfd.	United States	93,000		2,378,010
Total Preferred Stocks (Cost $18,325,000)				19,312,410
		Principal Amount*
Corporate Bonds 39.3%
Automobiles & Components 0.5%
BorgWarner Inc., senior bond, 4.375%, 3/15/45	United States	9,300,000		8,395,808
Delphi Corp., senior bond, 4.15%, 3/15/24	United Kingdom	5,100,000		5,163,663
Ford Motor Co., senior bond, 4.75%, 1/15/43	United States	10,200,000		9,362,998
				22,922,469
Banks 8.2%
Banco Comercial Portugues SA, 4.75%, 6/22/17	Portugal	5,400,000	EUR	6,204,775
Bank of America Corp.,
[e] junior sub. bond, M, 8.125% to 5/15/18, FRN thereafter, Perpetual	United States	6,000,000		6,093,780
sub. note, 4.00%, 1/22/25	United States	20,400,000		20,031,127
[f] Bankinter SA, senior note, Reg S, 1.75%, 6/10/19	Spain	12,500,000	EUR	13,989,945
[f] Barclays Bank PLC, senior sub. note, Reg S, 6.00%, 1/14/21	United Kingdom	8,000,000	EUR	10,357,954
Barclays PLC, sub. note, 4.375%, 9/11/24	United Kingdom	500,000		487,500
CIT Group Inc., senior note, 5.00%, 8/15/22	United States	7,000,000		7,096,425
Citigroup Inc.,
senior note, 8.125%, 7/15/39	United States	4,400,000		6,359,958
sub. bond, 4.45%, 9/29/27	United States	20,000,000		19,831,660
Depfa ACS Bank, secured bond,
1.65%, 12/20/16	Ireland	720,000,000	JPY	5,998,333
2.125%, 10/13/17	Ireland	12,250,000	CHF	12,526,686
HSBC Holdings PLC,
[e] junior sub. bond, 6.375% to 3/30/25, FRN thereafter, Perpetual	United Kingdom	8,700,000		8,407,680
sub. bond, 6.50%, 9/15/37	United Kingdom	3,000,000		3,445,569
sub. note, 4.25%, 8/18/25	United Kingdom	8,700,000		8,609,694
[g] Industrial and Commercial Bank of China Ltd., sub. note, 144A, 4.875%, 9/21/25	China	11,600,000		11,891,392
Intesa Sanpaolo SpA,
senior note, 2.375%, 1/13/17	Italy	24,500,000		24,593,835
senior note, 3.875%, 1/16/18	Italy	4,300,000		4,418,401
[g] sub. note, 144A, 5.71%, 1/15/26	Italy	17,500,000		17,182,812
JPMorgan Chase & Co.,
[e] junior sub. bond, V, 5.00% to 7/30/19, FRN thereafter, Perpetual	United States	6,500,000		6,101,875
[e] junior sub. bond, X, 6.10% to 10/01/24, FRN thereafter, Perpetual	United States	10,400,000		10,465,000
senior note, 3.25%, 9/23/22	United States	11,400,000		11,492,351
[g] Mizuho Financial Group Cayman 3 Ltd., sub. note, 144A, 4.60%, 3/27/24	Japan	8,700,000		9,116,078
[g] Norddeutsche Landesbank Girozentrale, secured note, 144A, 2.00%, 2/05/19	Germany	7,000,000		7,080,885
Nykredit Realkredit AS, secured note, 12H, 2.00%, 4/01/16	Denmark	185,500,000	DKK	27,001,830
PHH Corp., senior note, 7.375%, 9/01/19	United States	2,200,000		2,128,500
Royal Bank of Canada, secured note, 2.10%, 10/14/20	Canada	11,500,000		11,527,485
Royal Bank of Scotland Group PLC, sub. note, 6.125%, 12/15/22	United Kingdom	1,100,000		1,185,938
The Royal Bank of Scotland PLC, sub. note, 6.934%, 4/09/18	United Kingdom	4,000,000	EUR	4,796,754
[g] Shinhan Bank, senior note, 144A, 1.875%, 7/30/18	South Korea	10,000,000		9,975,800
SVB Financial Group, senior note, 3.50%, 1/29/25	United States	6,000,000		5,927,178

Quarterly Statement of Investments | See Notes to Statements of Investments.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
[h] UniCredit SpA, senior note, FRN, 1.84%, 10/31/17	Italy	9,500,000	EUR	10,488,060
[f] Unione di Banche Italiane SCpA, senior note, Reg S, 2.875%, 2/18/19	Italy	12,000,000	EUR	13,653,635
[e,h] Wachovia Capital Trust III, junior sub. bond, FRN, 5.57%, Perpetual	United States	15,600,000		14,917,500
Wells Fargo & Co.,
[e] junior sub. bond, 5.875% to 6/15/25, FRN thereafter, Perpetual	United States	9,900,000		10,425,789
[e] junior sub. bond, S, 5.90% to 6/15/24, FRN thereafter, Perpetual	United States	5,500,000		5,561,875
sub. bond, 4.65%, 11/04/44	United States	10,000,000		9,742,110
[g] Westpac Banking Corp., senior secured note, 144A, 2.25%, 11/09/20	Australia	10,800,000		10,884,294
[g] Woori Bank, sub. note, 144A, 4.75%, 4/30/24	South Korea	11,750,000		12,243,676
				382,244,139
Capital Goods 0.7%
[i] Erickson Air-Crane Inc., Purchase Price Notes, 6.00%, 11/02/20	United States	12,097		9,652
Lockheed Martin Corp., senior bond, 4.70%, 5/15/46	United States	13,900,000		14,773,559
NBCUniversal Media LLC, senior bond, 4.45%, 1/15/43	United States	8,100,000		7,993,574
[g] Sydney Airport Finance Co. Pty. Ltd., 144A, 3.90%, 3/22/23	Australia	5,800,000		5,934,299
USG Corp., senior note, 6.30%, 11/15/16	United States	4,000,000		4,110,000
				32,821,084
Consumer Durables & Apparel 0.7%
Beazer Homes USA Inc., senior note, 5.75%, 6/15/19	United States	13,500,000		11,947,500
Centex LLC, senior note, 6.50%, 5/01/16	United States	19,795,000		20,067,181
				32,014,681
Consumer Services 0.6%
Marriott International Inc., senior bond, 3.75%, 10/01/25	United States	18,400,000		18,584,718
Yum! Brands Inc.,
senior bond, 6.25%, 3/15/18	United States	4,000,000		4,215,000
senior note, 5.30%, 9/15/19	United States	3,000,000		3,101,250
				25,900,968
Diversified Financials 2.7%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, senior note, 4.25%, 7/01/20	Netherlands	3,500,000		3,434,375
American Express Centurion Bank, senior note, 5.95%, 6/12/17	United States	800,000		845,927
Capital One Bank USA NA, sub. bond, 3.375%, 2/15/23	United States	6,000,000		5,871,312
Deutsche Bank AG, sub. bond, 4.296% to 5/24/23, FRN thereafter, 5/24/28	Germany	10,000,000		8,981,500
Discover Financial Services, senior note, 3.85%, 11/21/22	United States	3,052,000		3,121,164
General Electric Capital Corp., senior note, A, 8.50%, 4/06/18	United States	135,000,000	MXN	8,055,087
[e] The Goldman Sachs Group Inc., junior sub. bond, M, 5.375% to 5/10/20, FRN
thereafter, Perpetual	United States	7,700,000		7,526,750
[g] Hutchison Whampoa International 11 Ltd., senior note, 144A, 3.50%, 1/13/17	Hong Kong	9,500,000		9,690,285
International Lease Finance Corp., senior note, 8.75%, 3/15/17	United States	12,000,000		12,643,200
Morgan Stanley,
senior bond, 4.30%, 1/27/45	United States	10,000,000		9,471,540
senior sub. bond, 4.35%, 9/08/26	United States	12,500,000		12,565,338
Navient Corp., senior note,
8.45%, 6/15/18	United States	2,000,000		2,075,000
5.50%, 1/15/19	United States	5,000,000		4,700,000
Springleaf Finance Corp.,
senior bond, 5.75%, 9/15/16	United States	14,000,000		14,140,000
senior note, 6.00%, 6/01/20	United States	1,200,000		1,099,500
[g] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	12,800,000		13,373,824
[g] Transurban Finance Co. Pty. Ltd., senior secured bond, 144A, 4.125%, 2/02/26	Australia	8,200,000		8,242,640
				125,837,442
Energy 6.3%
Anadarko Petroleum Corp., senior note, 6.45%, 9/15/36	United States	2,260,000		1,814,043
Apache Corp., senior bond, 4.25%, 1/15/44	United States	19,800,000		13,649,189
[g] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	8,000,000		3,200,000
Canadian Natural Resources Ltd., senior note, 5.70%, 5/15/17	Canada	5,400,000		5,313,530
CGG SA, senior note, 6.50%, 6/01/21	France	3,000,000		1,156,200
[g] Chesapeake Energy Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	4,057,000		1,754,653
CNOOC Finance 2013 Ltd., senior note, 3.00%, 5/09/23	China	14,000,000		13,324,920
CNOOC Nexen Finance 2014 ULC, senior note, 4.25%, 4/30/24	China	11,100,000		11,285,459
Enable Midstream Partners LP,
senior bond, 5.00%, 5/15/44	United States	2,400,000		1,428,000
senior note, 3.90%, 5/15/24	United States	7,300,000		4,898,570
Energy Transfer Equity LP, senior note, first lien, 7.50%, 10/15/20	United States	6,000,000		5,310,000

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Energy Transfer Partners LP, senior bond,
4.90%, 3/15/35	United States	15,400,000		10,787,454
5.15%, 2/01/43	United States	6,000,000		4,163,256
[g] Energy XXI Gulf Coast Inc., senior secured note, second lien, 144A, 11.00%, 3/15/20	United States	6,000,000		1,530,000
EnLink Midstream Partners LP, senior bond, 5.05%, 4/01/45	United States	12,500,000		7,325,488
Ensco PLC, senior bond, 5.75%, 10/01/44	United States	16,600,000		9,485,157
Enterprise Products Operating LLC,
junior sub. note, 7.034% to 1/15/18, FRN thereafter, 1/15/68	United States	3,500,000		3,508,750
senior bond, 4.45%, 2/15/43	United States	12,000,000		9,223,344
Exxon Mobil Corp., senior note, 2.709%, 3/06/25	United States	21,500,000		21,297,921
[g] Gaz Capital SA (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	10,000,000		9,406,250
Halcon Resources Corp.,
senior note, 9.75%, 7/15/20	United States	3,500,000		525,000
[g] senior secured note, third lien, 144A, 13.00%, 2/15/22	United States	2,275,000		602,875
Kinder Morgan Energy Partners LP, senior note,
5.95%, 2/15/18	United States	12,300,000		12,491,400
6.85%, 2/15/20	United States	1,000,000		1,024,859
4.30%, 5/01/24	United States	11,000,000		9,379,238
Kinder Morgan Inc., senior bond,
5.55%, 6/01/45	United States	6,100,000		4,795,295
5.05%, 2/15/46	United States	18,700,000		13,679,424
[g] Linn Energy LLC/Finance Corp., senior secured note, second lien, 144A, 12.00%,
12/15/20	United States	3,000,000		1,095,000
[g] LUKOIL International Finance BV, senior note, 144A, 4.563%, 4/24/23	Russia	19,000,000		17,242,500
MPLX LP, 4.00%, 2/15/25	United States	9,300,000		6,890,705
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	7,900,000		6,366,800
[g] Peabody Energy Corp., secured note, second lien, 144A, 10.00%, 3/15/22	United States	5,000,000		525,000
[h] Petrobras Global Finance BV, senior note, FRN, 3.406%, 3/17/20	Brazil	14,400,000		10,080,000
[g] Petrofac Ltd., senior note, 144A, 3.40%, 10/10/18	United Kingdom	7,600,000		6,650,646
Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000		2,430,000
[g] Sinopec Group Overseas Development 2014 Ltd., senior note, 144A, 4.375%, 4/10/24	China	9,300,000		9,810,477
[g] Sinopec Group Overseas Development 2015 Ltd., senior note, 144A, 3.25%, 4/28/25	China	16,400,000		16,012,632
Sunoco Logistics Partners Operations LP, senior note, 4.25%, 4/01/24	United States	9,300,000		7,828,573
Transcontinental Gas Pipe Line Corp., senior note, 6.05%, 6/15/18	United States	550,000		534,473
Valero Energy Corp., senior bond., 4.90%, 3/15/45	United States	13,500,000		11,100,739
Weatherford International Ltd., senior bond, 5.95%, 4/15/42	United States	4,900,000		2,744,000
Williams Partners LP, senior bond, 5.10%, 9/15/45	United States	13,300,000		8,650,732
				290,322,552
Food & Staples Retailing 0.8%
[f] Casino Guichard Perrachon SA, senior note, Reg S, 3.311%, 1/25/23	France	6,800,000	EUR	6,688,424
[g] Cencosud SA, senior note, 144A, 4.875%, 1/20/23	Chile	17,000,000		15,747,185
CVS Health Corp., senior note, 5.75%, 6/01/17	United States	362,000		382,522
The Kroger Co., senior note, 4.00%, 2/01/24	United States	15,400,000		16,305,058
				39,123,189
Food, Beverage & Tobacco 1.7%
Bunge Ltd. Finance Corp., 4.10%, 3/15/16	United States	8,000,000		8,026,464
Constellation Brands Inc., senior note,
7.25%, 5/15/17	United States	5,000,000		5,287,500
A, 7.25%, 9/01/16	United States	6,000,000		6,187,500
[g] H.J. Heinz Co., senior note, 144A, 3.50%, 7/15/22	United States	21,400,000		21,866,991
[f] Pernod Ricard SA, senior note, Reg S, 2.125%, 9/27/24	France	3,300,000	EUR	3,692,094
Reynolds American Inc.,
senior bond, 5.70%, 8/15/35	United States	9,300,000		10,230,400
senior note, 3.75%, 5/20/23	United States	10,700,000		10,905,290
Tyson Foods Inc., senior bond, 3.95%, 8/15/24	United States	12,000,000		12,448,380
				78,644,619
Health Care Equipment & Services 0.8%
Express Scripts Holding Co., senior bond, 3.50%, 6/15/24	United States	14,500,000		13,943,200
HCA Holdings Inc., senior note, 6.25%, 2/15/21	United States	2,000,000		2,120,000
HCA Inc., senior bond, 5.875%, 5/01/23	United States	6,000,000		6,285,000
Medco Health Solutions Inc., senior note, 4.125%, 9/15/20	United States	3,500,000		3,667,899
Tenet Healthcare Corp., senior note, 5.50%, 3/01/19	United States	4,000,000		3,830,000

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

Zimmer Holdings Inc., senior bond, 4.25%, 8/15/35	United States	6,500,000		6,042,263
				35,888,362
Household & Personal Products 0.3%
Avon Products Inc., senior note, 6.35%, 3/15/20	United States	18,500,000		13,782,500
Insurance 1.8%
Aflac Inc., senior bond, 3.625%, 6/15/23	United States	17,500,000		18,212,162
The Allstate Corp., junior sub. note, 5.75% to 8/14/23, FRN thereafter, 8/15/53	United States	4,750,000		4,847,969
[g] Liberty Mutual Group Inc., senior note, 144A, 4.95%, 5/01/22	United States	12,000,000		12,997,296
MetLife Inc., junior sub. note,
6.40% to 12/15/36, FRN thereafter, 12/15/66	United States	4,000,000		4,210,000
[e] 5.25% to 6/15/20, FRN thereafter, Perpetual	United States	7,100,000		6,953,563
Prudential Financial Inc., junior sub. note, 5.875%, 9/15/42	United States	7,000,000		7,350,000
[g] Teachers Insurance & Annuity Assn. of America, sub. bond, 144A, 4.90%, 9/15/44	United States	20,400,000		21,272,467
[g] TIAA Asset Management Finance LLC, senior note, 144A, 2.95%, 11/01/19	United States	5,800,000		5,783,284
				81,626,741
Materials 1.6%
ArcelorMittal, senior note, 6.50%, 3/01/21	Luxembourg	8,000,000		6,540,000
[f] Arkema SA, senior note, Reg S, 1.50%, 1/20/25	France	12,000,000	EUR	12,702,042
[g] Cemex Finance LLC, senior secured note, 144A, 9.375%, 10/12/22	Mexico	1,000,000		1,014,700
[g] Cemex SAB de CV, first lien, 144A, 5.70%, 1/11/25	Mexico	5,000,000		4,190,625
[g] FMG Resources (August 2006) Pty. Ltd., senior secured note, 144A, 9.75%, 3/01/22	Australia	5,000,000		4,325,000
[g] Glencore Finance Canada Ltd., senior bond, 144A, 4.95%, 11/15/21	Switzerland	7,000,000		5,050,731
LyondellBasell Industries NV, senior bond, 4.625%, 2/26/55	United States	18,400,000		14,516,036
Owens-Illinois Inc., senior note, 7.80%, 5/15/18	United States	9,200,000		10,074,000
Reliance Steel & Aluminum Co., senior note, 4.50%, 4/15/23	United States	5,600,000		5,240,536
Reynolds Group Holdings Inc., senior note, 8.125%, 6/15/17	United States	12,000,000		12,420,000
[j] Verso Paper Holdings LLC/Inc., senior secured note, first lien, 11.75%, 1/15/19	United States	451,000		76,670
				76,150,340
Media 1.8%
21st Century Fox America Inc.,
senior bond, 6.90%, 8/15/39	United States	1,800,000		2,100,748
senior bond, 7.90%, 12/01/95	United States	500,000		604,147
senior note, 3.00%, 9/15/22	United States	5,100,000		5,074,245
senior note, 3.70%, 10/15/25	United States	2,300,000		2,277,373
CSC Holdings LLC,
senior bond, 7.625%, 7/15/18	United States	3,000,000		3,172,500
senior note, 8.625%, 2/15/19	United States	9,000,000		9,607,500
DIRECTV Holdings LLC/DIRECTV Financing Co. Inc., senior bond, 3.95%, 1/15/25	United States	7,400,000		7,317,756
DISH DBS Corp., senior note, 7.125%, 2/01/16	United States	16,000,000		16,000,000
The New York Times Co., senior note, 6.625%, 12/15/16	United States	11,700,000		12,138,750
Time Warner Inc.,
7.70%, 5/01/32	United States	550,000		673,337
6.10%, 7/15/40	United States	8,600,000		8,900,166
Viacom Inc., senior bond,
4.25%, 9/01/23	United States	1,000,000		959,468
4.85%, 12/15/34	United States	16,500,000		13,445,437
				82,271,427
Pharmaceuticals, Biotechnology & Life Sciences 1.8%
Actavis Funding SCS, senior bond, 4.55%, 3/15/35	United States	13,400,000		13,259,487
[g] Baxalta Inc., senior note, 144A, 3.60%, 6/23/22	United States	8,300,000		8,430,111
Biogen Inc., senior bond, 5.20%, 9/15/45	United States	9,200,000		9,367,854
Gilead Sciences Inc., senior bond,
4.50%, 2/01/45	United States	6,000,000		5,933,076
4.75%, 3/01/46	United States	9,000,000		9,221,067
PerkinElmer Inc., senior note, 5.00%, 11/15/21	United States	13,200,000		14,155,997
[g] Valeant Pharmaceuticals International Inc., senior bond, 144A, 6.125%, 4/15/25	United States	3,800,000		3,424,750
Zoetis Inc., senior bond, 4.70%, 2/01/43	United States	20,000,000		17,999,820
				81,792,162
Real Estate 1.5%
American Tower Corp., senior bond,
3.50%, 1/31/23	United States	12,700,000		12,422,683
4.40%, 2/15/26	United States	9,400,000		9,536,168

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
ERP Operating LP, 5.75%, 6/15/17	United States	2,000,000		2,111,052
HCP Inc., senior bond, 3.875%, 8/15/24	United States	17,000,000		16,651,075
Realty Income Corp., senior bond, 4.125%, 10/15/26	United States	12,500,000		12,948,838
Senior Housing Properties Trust, senior note, 6.75%, 12/15/21	United States	14,500,000		16,512,005
				70,181,821
Retailing 1.3%
Bed Bath & Beyond Inc., senior bond, 5.165%, 8/01/44	United States	18,600,000		16,062,290
Dollar General Corp., senior bond, 4.15%, 11/01/25	United States	12,700,000		13,011,468
[g] Edcon Ltd., secured note, 144A, 9.50%, 3/01/18	South Africa	3,500,000	EUR	1,933,869
Tiffany & Co., senior bond, 4.90%, 10/01/44	United States	10,300,000		9,832,854
Toys R Us Inc., senior bond, 7.375%, 10/15/18	United States	28,800,000		18,720,000
				59,560,481
Semiconductors & Semiconductor Equipment 0.5%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	22,000,000		22,273,130
Software & Services 0.5%
Alibaba Group Holding Ltd., senior bond, 4.50%, 11/28/34	China	10,000,000		9,867,200
[g] First Data Corp., secured note, first lien, 144A, 5.00%, 1/15/24	United States	4,200,000		4,231,500
Fiserv Inc., senior bond, 3.85%, 6/01/25	United States	9,300,000		9,463,615
				23,562,315
Technology Hardware & Equipment 1.0%
[g] Alcatel-Lucent USA Inc., senior note, 144A, 4.625%, 7/01/17	France	21,500,000		22,652,830
Dell Inc., senior note, 3.10%, 4/01/16	United States	10,000,000		10,022,500
Juniper Networks Inc., senior bond,
4.50%, 3/15/24	United States	4,500,000		4,567,711
4.35%, 6/15/25	United States	9,300,000		9,231,794
				46,474,835
Telecommunication Services 1.9%
AT&T Inc., senior bond, 4.50%, 5/15/35	United States	16,200,000		14,673,831
Embarq Corp., senior note, 7.082%, 6/01/16	United States	22,500,000		22,950,000
Frontier Communications Corp., senior note, 7.125%, 1/15/23	United States	800,000		670,000
Intelsat Jackson Holdings SA, senior bond, 6.625%, 12/15/22	Luxembourg	6,000,000		3,915,000
Sprint Communications Inc.,
senior bond, 6.00%, 12/01/16	United States	5,500,000		5,520,625
senior note, 6.00%, 11/15/22	United States	7,000,000		4,742,500
Sprint Corp., senior note, 7.625%, 2/15/25	United States	2,000,000		1,376,250
Telefonica Emisiones SAU, senior note, 4.57%, 4/27/23	Spain	9,000,000		9,555,210
Verizon Communications Inc., senior bond,
6.40%, 9/15/33	United States	10,255,000		11,644,819
4.522%, 9/15/48	United States	10,700,000		9,365,528
Verizon New York Inc., senior deb., B, 7.375%, 4/01/32	United States	1,000,000		1,148,187
[g] Wind Acquisition Finance SA, senior note, 144A, 7.375%, 4/23/21	Italy	5,000,000		4,740,625
				90,302,575
Transportation 0.3%
[g] Aviation Capital Group Corp., 144A, 7.125%, 10/15/20	United States	6,000,000		6,772,500
Burlington Northern and Santa Fe 99-2 Trust, secured bond, 7.57%, 1/02/21	United States	102,620		114,494
[g] DP World Ltd., senior bond, 144A, 6.85%, 7/02/37	United Arab Emirates	3,700,000		3,532,982
The Hertz Corp., senior note, 4.25%, 4/01/18	United States	5,000,000		5,000,000
Union Pacific Railroad Co. 2005 Pass Trust, 05-1, 5.082%, 1/02/29	United States	201,039		222,738
				15,642,714
Utilities 2.0%
Commonwealth Edison Co., secured bond, 6.45%, 1/15/38	United States	700,000		914,365
Dominion Resources Inc., senior bond, 3.90%, 10/01/25	United States	9,300,000		9,425,689
DPL Inc., senior note, 6.50%, 10/15/16	United States	875,000		896,875
[e,g] EDF SA, sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	24,000,000		21,750,000
[g] Enogex LLC, senior note, 144A, 6.25%, 3/15/20	United States	5,000,000		5,496,465
Georgia Power Co., senior note, 4.30%, 3/15/42	United States	9,000,000		8,718,561
MidAmerican Energy Co., senior note, 5.95%, 7/15/17	United States	2,200,000		2,336,242
PPL Energy Supply LLC, senior note, 6.20%, 5/15/16	United States	12,400,000		12,431,000
Sempra Energy, senior note, 3.75%, 11/15/25	United States	8,200,000		8,238,704
[g] State Grid Overseas Investment 2013 Ltd., senior note, 144A, 3.125%, 5/22/23	China	10,400,000		10,497,032

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

[f] Veolia Environnement SA, senior bond, Reg S, 4.625%, 3/30/27	France	7,800,000	EUR	11,029,915
				91,734,848
Total Corporate Bonds (Cost $1,952,830,969)				1,821,075,394
[h] Senior Floating Rate Interests 1.7%
Automobiles & Components 0.0%†
TI Group Automotive Systems LLC, Initial U.S. Term Loan, 4.50%, 6/25/22	United States	1,064,099		1,036,167
Capital Goods 0.0%†
[c] Sensus USA Inc., Second Lien Term Loan, 8.50%, 5/09/18	United States	156,142		153,019
Consumer Services 0.1%
Aristocrat Technologies Inc., First Lien Initial Term Loan, 4.75%, 10/20/21	United States	118,380		118,035
Fitness International LLC, Term B Loan, 5.50%, 7/01/20	United States	2,550,252		2,414,770
[c,k] Turtle Bay Holdings LLC, Term Loan B, PIK, 3.25%, 6/30/16	United States	887,754		853,278
				3,386,083
Diversified Financials 0.1%
First Eagle Investment Management, Initial Term Loans, 4.75%, 12/01/22	United States	851,102		808,547
Guggenheim Partners Investment Management Holdings LLC, Initial Term Loan,
4.25%, 7/22/20	United States	1,640,389		1,630,136
				2,438,683
Energy 0.2%
Bowie Resource Holdings LLC,
First Lien Initial Term Loan, 6.75%, 8/16/20	United States	3,457,024		3,374,920
Second Lien Initial Term Loan, 11.75%, 2/16/21	United States	592,359		570,145
Fieldwood Energy LLC, Loans, 3.875%, 10/01/18	United States	4,457,711		3,001,524
Foresight Energy LLC, Term Loans, 5.50%, 8/21/20	United States	500,000		400,000
McDermott Finance LLC, Term Loan, 5.25%, 4/16/19	United States	191,816		182,704
				7,529,293
Food, Beverage & Tobacco 0.0%†
Post Holdings Inc., Series A Incremental Term Loan, 3.75%, 6/02/21	United States	1,185,884		1,185,143
Health Care Equipment & Services 0.1%
Community Health Systems Inc., 2018 Term F Loans, 3.657%, 12/31/18	United States	3,244,271		3,200,931
Cotiviti Corp., Initial Term Loan, 4.50%, 5/14/21	United States	754,968		741,756
Kinetic Concepts Inc., Dollar Term E-1 Loan, 4.50%, 5/04/18	United States	997,455		972,935
				4,915,622
Materials 0.3%
The Chemours Co. LLC, Tranche B Term Loan, 3.75%, 5/12/22	United States	4,097,205		3,653,343
Coveris Holdings SA, Term B-1 Loans, 4.50%, 5/08/19	Luxembourg	1,050,015		1,013,265
FMG America Finance Inc. (Fortescue Metals Group), Loans, 4.25%, 6/30/19	Australia	6,141,883		4,291,640
Huntsman International LLC, Extended Term Loan B, 3.522%, 4/19/19	United States	1,767,905		1,744,333
Novelis Inc., Initial Term Loan, 4.00%, 6/02/22	Canada	2,070,628		1,925,684
OCI Beaumont LLC, Term B-3 Loan, 6.50%, 8/20/19	United States	1,939,500		1,954,047
				14,582,312
Media 0.2%
CSC Holdings Inc. (Cablevision), Initial Term Loans, 5.00%, 10/09/22	United States	1,048,470		1,048,179
[l] Gray Television Inc., Term Loan C, 6.00%, 6/13/21	United States	329,269		329,406
Media General Inc., Term B Loan, 4.00%, 7/31/20	United States	203,687		203,127
Radio One Inc., Term Loan B, 5.11%, 12/31/18	United States	7,018,847		7,146,063
Virgin Media Bristol LLC, F Facility, 3.50%, 6/30/23	United States	765,483		750,758
				9,477,533
Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Endo Luxembourg Finance Co. I S.A.R.L. and Endo LLC, 2015 Incremental Term B
Loans, 3.75%, 9/25/22	United States	3,280,850		3,243,940
Grifols Worldwide Operations USA Inc., US Tranche B Term Loan, 3.428%, 2/27/21	United States	5,845,379		5,831,496
Valeant Pharmaceuticals International Inc., Series D-2 Tranche B Term Loan, 3.50%,
2/13/19	United States	1,800,000		1,734,000
				10,809,436
Retailing 0.1%
Ascena Retail Group Inc., Tranche B Term Loan, 5.25%, 8/21/22	United States	3,580,236		3,391,378

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

[l] PetSmart Inc., Term Loans, 4.25%, 3/10/22	United States	2,241,847		2,175,526
				5,566,904
Semiconductors & Semiconductor Equipment 0.0%†
[l] Avago Technologies Cayman Ltd., Term B-1 Dollar Loans, 6.00%, 11/13/22	United States	204,431		201,449
NXP BV/NXP Funding LLC, Tranche B Loan, 3.75%, 12/07/20	United States	377,825		377,387
				578,836
Software & Services 0.2%
Match Group Inc., Term B-1 Loans, 5.50%, 11/16/22	United States	1,126,829		1,124,717
MoneyGram International Inc., Term Loan, 4.25%, 3/27/20	United States	7,830,820		7,197,831
Vertafore Inc., Second Lien Term Loan, 9.75%, 10/27/17	United States	467,548		467,898
				8,790,446
Technology Hardware & Equipment 0.0%†
Dell International LLC, Term B-2 Loan, 4.00%, 4/29/20	United States	1,352,518		1,350,170
Telecommunication Services 0.1%
[l] Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 5.25%, 6/30/19	Luxembourg	1,250,000		1,199,870
Windstream Corp., Term Loan B-5, 3.50%, 8/08/19	United States	506,705		494,354
Zayo Group LLC,
[l] 2016 Incremental Term Loans, 6.00%, 5/06/21	United States	179,080		179,388
2021 Term Loans, 3.75%, 5/06/21	United States	892,391		881,077
				2,754,689
Transportation 0.1%
Navios Maritime Midstream Partners LP, Initial Term Loan, 5.50%, 6/18/20	Marshall Islands	1,731,480		1,644,907
Navios Maritime Partners LP, Initial Term Loan, 5.25%, 6/27/18	Marshall Islands	63,000		59,800
				1,704,707
Utilities 0.0%†
Calpine Corp., Term Loan (B6), 4.00%, 1/15/23	United States	607,059		584,294
Total Senior Floating Rate Interests (Cost $80,877,756)				76,843,337
Foreign Government and Agency Securities 6.5%
The Export-Import Bank of Korea, senior note, 2.25%, 1/21/20	South Korea	18,800,000		18,959,142
Government of Hungary,
5.50%, 12/22/16	Hungary	3,092,050,000	HUF	11,183,845
6.00%, 1/11/19	Hungary	1,820,000	EUR	2,261,424
A, 6.75%, 11/24/17	Hungary	1,457,960,000	HUF	5,540,821
A, 5.50%, 12/20/18	Hungary	205,390,000	HUF	790,202
[f] senior bond, Reg S, 3.875%, 2/24/20	Hungary	285,000	EUR	344,177
[f] senior note, Reg S, 3.50%, 7/18/16	Hungary	115,000	EUR	126,377
[f] senior note, Reg S, 4.375%, 7/04/17	Hungary	215,000	EUR	246,231
[f] senior note, Reg S, 5.75%, 6/11/18	Hungary	695,000	EUR	840,717
[g] Government of Lithuania, 144A, 7.375%, 2/11/20	Lithuania	4,670,000		5,523,256
Government of Malaysia,
senior bond, 4.262%, 9/15/16	Malaysia	18,000,000	MYR	4,373,025
senior note, 3.172%, 7/15/16	Malaysia	37,000,000	MYR	8,924,792
senior note, 4.012%, 9/15/17	Malaysia	76,500,000	MYR	18,731,545
Government of Mexico,
6.25%, 6/16/16	Mexico	4,031,510[m] MXN		22,477,253
7.25%, 12/15/16	Mexico	3,414,390[m] MXN		19,455,336
7.75%, 12/14/17	Mexico	2,600,000[m] MXN		15,366,466
[f] Government of New Zealand, senior note, Reg S, 3.00%, 4/15/20	New Zealand	90,600,000	NZD	59,498,360
[h] Government of Poland, FRN, 1.75%,
1/25/17	Poland	859,000	PLN	211,328
1/25/21	Poland	871,000	PLN	209,955
[g] Government of Portugal, 144A, 5.125%, 10/15/24	Portugal	400,000		412,546
[g] Government of Serbia, senior note, 144A, 4.875%, 2/25/20	Serbia	6,000,000		6,134,250
[g] Government of Spain, senior bond, 144A, 2.75%, 10/31/24	Spain	11,500,000	EUR	13,825,677
Government of Sri Lanka,
A, 6.40%, 8/01/16	Sri Lanka	23,800,000	LKR	164,270
A, 8.00%, 11/15/18	Sri Lanka	86,100,000	LKR	578,131
A, 9.00%, 5/01/21	Sri Lanka	89,150,000	LKR	593,429
B, 6.40%, 10/01/16	Sri Lanka	18,900,000	LKR	130,043
B, 8.50%, 7/15/18	Sri Lanka	18,990,000	LKR	129,898
C, 8.50%, 4/01/18	Sri Lanka	50,980,000	LKR	350,041
D, 8.50%, 6/01/18	Sri Lanka	65,480,000	LKR	448,422

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Government of the Philippines, senior note, 1.625%, 4/25/16	Philippines	118,200,000		PHP	2,476,346
[g] Government of Ukraine, 144A,
7.75%, 9/01/20	Ukraine	292,000			275,429
7.75%, 9/01/21	Ukraine	229,000			213,678
7.75%, 9/01/22	Ukraine	229,000			212,541
7.75%, 9/01/23	Ukraine	229,000			211,498
7.75%, 9/01/24	Ukraine	229,000			210,230
7.75%, 9/01/25	Ukraine	229,000			209,001
7.75%, 9/01/26	Ukraine	229,000			208,046
7.75%, 9/01/27	Ukraine	229,000			207,674
[s] GDP Linked Securities, 5/31/40	Ukraine	474,000			180,357
[n] Government of Uruguay, senior bond, Index Linked, 4.375%, 12/15/28	Uruguay	222,255,563		UYU	6,416,104
[g] Government of Vietnam, 144A, 6.75%, 1/29/20	Vietnam	5,120,000			5,619,200
Italy Treasury Bond, 2.50%, 12/01/24	Italy	12,100,000		EUR	14,440,832
Korea Monetary Stabilization Bond, senior note,
2.07%, 12/02/16	South Korea	3,000,000,000		KRW	2,494,365
1.96%, 2/02/17	South Korea	8,950,000,000		KRW	7,439,640
Korea Treasury Bond, senior note,
2.75%, 6/10/16	South Korea	2,400,000,000		KRW	1,995,541
3.00%, 12/10/16	South Korea	37,100,000,000		KRW	31,094,278
[o] Nota Do Tesouro Nacional, Index Linked, 6.00%, 8/15/18	Brazil	13,695	[p]	BRL	9,572,970
[g] Peru Enhanced Pass-Through Finance Ltd., senior secured bond, A-1, 144A, zero cpn.,
5/31/18	Peru	363,098			347,376
Total Foreign Government and Agency Securities (Cost $343,983,233)					301,656,065
U.S. Government and Agency Securities 8.1%
U.S. Treasury Bond,
6.25%, 8/15/23	United States	60,000,000			79,352,340
6.25%, 5/15/30	United States	30,000,000			45,011,730
3.875%, 8/15/40	United States	52,000,000			63,755,848
4.75%, 2/15/41	United States	34,000,000			47,315,114
2.875%, 5/15/43	United States	82,000,000			84,354,302
[n] U.S. Treasury Note, Index Linked, 0.125%, 4/15/16	United States	53,765,326			53,536,770
Total U.S. Government and Agency Securities (Cost $362,723,742)					373,326,104
Asset-Backed Securities and Commercial Mortgage-Backed
Securities 17.5%
Banks 6.0%
Banc of America Commercial Mortgage Trust,
2006-4, AJ, 5.695%, 7/10/46	United States	10,562,000			10,526,102
2006-4, AM, 5.675%, 7/10/46	United States	7,350,000			7,480,355
[h] 2007-3, AM, FRN, 5.566%, 6/10/49	United States	17,730,000			18,394,400
Bear Stearns Commercial Mortgage Securities Inc.,
[h] 2006-PW11, AJ, FRN, 5.467%, 3/11/39	United States	19,594,000			19,585,966
[h] 2006-PW12, AJ, FRN, 5.788%, 9/11/38	United States	3,286,000			3,287,280
2006-PW13, AJ, 5.611%, 9/11/41	United States	13,023,000			13,153,121
[h] 2007-PW16, AM, FRN, 5.721%, 6/11/40	United States	11,110,000			11,553,182
[h] Capital One Multi-Asset Execution Trust,
2007-A1, A1, FRN, 0.476%, 11/15/19	United States	4,400,000			4,392,975
2007-A2, A2, FRN, 0.506%, 12/16/19	United States	26,136,000			26,089,206
[h] Citibank Credit Card Issuance Trust,
2013-A12, A12, FRN, 0.574%, 11/07/18	United States	7,050,000			7,051,134
2013-A7, A7, FRN, 0.854%, 9/10/20	United States	11,130,000			11,148,516
2014-A9, A9, FRN, 0.624%, 5/09/18	United States	5,000,000			5,000,279
Citigroup Commercial Mortgage Trust, 2006-C5, AJ, 5.482%, 10/15/49	United States	10,492,000			10,173,969
[h] Countrywide Asset-Backed Certificates, 2004-1, M1, FRN, 1.177%, 3/25/34	United States	2,078,900			1,998,807
Credit Suisse First Boston Mortgage Securities Corp., 2004-6, 3A1, 5.00%, 9/25/19	United States	926,081			958,272
[g,h] Credit Suisse Mortgage Capital Certificates, 2009-15R, 3A1, 144A, FRN, 5.009%,
3/26/36	United States	4,301,914			4,274,579
[h] FNMA, 2005-122, FN, FRN, 0.777%, 1/25/36	United States	706,667			702,900
Greenwich Capital Commercial Funding Corp.,
[h] 2006-GG7, AJ, FRN, 5.877%, 7/10/38	United States	13,910,000			13,004,598
[h,q] 2006-GG7, AM, FRN, 5.877%, 7/10/38	United States	4,685,000			4,699,496
2007-GG9, A4, 5.444%, 3/10/39	United States	15,084,883			15,453,805
JP Morgan Chase Commercial Mortgage Securities Trust,
[h,q] 2006-CB16, B, FRN, 5.672%, 5/12/45	United States	6,745,000			4,196,503

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
2006-CB17, AM, 5.464%, 12/12/43	United States	13,790,000	13,868,708
[h,q] 2006-LDP7, AJ, FRN, 5.93%, 4/15/45	United States	5,193,000	4,564,024
[h] LB-UBS Commercial Mortgage Trust, 2006-C4, AJ, FRN, 6.047%, 6/15/38	United States	11,540,000	11,627,762
[h] Merrill Lynch Mortgage Investors Trust, 2003-A, 1A, FRN, 1.167%, 3/25/28	United States	1,724,139	1,643,614
[h] Morgan Stanley ABS Capital I Inc. Trust,
2003-HE1, M1, FRN, 1.627%, 5/25/33	United States	3,374,636	3,208,038
2005-WMC, M2, FRN, 1.162%, 1/25/35	United States	2,705,321	2,627,876
Morgan Stanley Capital I Trust,
[g] 2005-RR6, AJ, 144A, 5.233%, 5/24/43	United States	1,021,389	1,019,882
[h] 2006-HQ8, AJ, FRN, 5.476%, 3/12/44	United States	14,956,000	14,938,732
[h] 2007-IQ16, AM, FRN, 6.055%, 12/12/49	United States	16,470,000	17,411,425
[h] Wachovia Bank Commercial Mortgage Trust,
2006-C25, AJ, FRN, 5.95%, 5/15/43	United States	5,000,000	5,001,513
FRN, 5.95%, 5/15/16	United States	6,683,000	6,701,461
Wells Fargo Mortgage Backed Securities Trust,
[h] 2004-I, 2A1, FRN, 2.706%, 6/25/34	United States	1,356,178	1,353,298
[h] 2004-W, A9, FRN, 2.754%, 11/25/34	United States	2,013,513	2,047,733
[q] 2007-3, 3A1, 5.50%, 4/25/37	United States	338,775	345,246
[i] Weyerhaeuser Mortgage Co., 1984-A, 7.43%, 1/01/24	United States	17,032	17,032
			279,501,789
Diversified Financials 11.3%
[h] American Express Credit Account Master Trust,
2008-2, A, FRN, 1.686%, 9/15/20	United States	15,550,000	15,849,504
2012-1, A, FRN, 0.696%, 1/15/20	United States	8,160,000	8,167,244
[h] American Express Credit Account Secured Note Trust, 2012-4, A, FRN, 0.666%,
5/15/20	United States	11,193,000	11,189,553
[h] American Home Mortgage Investment Trust, 2004-3, 4A, FRN, 1.98%, 10/25/34	United States	2,331,501	2,293,214
[h,q] Ameriquest Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, 2004-
R4, M1, FRN, 1.252%, 6/25/34	United States	7,242,000	7,091,607
[g] Apidos CDO, 2013-14A, C2, 144A, 4.85%, 4/15/25	United States	8,740,000	8,601,034
[g,h] Apidos CDO V, 2007-5A, B, 144A, FRN, 1.322%, 4/15/21	United States	3,000,000	2,889,300
[g,h] ARCap REIT Inc., 2004-RR3, A2, 144A, FRN, 4.76%, 9/21/45	United States	11,393,085	11,548,259
[g,h] ARES CLO XII Ltd., 2007-12A, B, 144A, FRN, 1.393%, 11/25/20	United States	1,090,000	1,078,697
[g,h] Ares IIIR/IVR CLO Ltd., 2007-3RA,
A2, 144A, FRN, 0.84%, 4/16/21	United States	6,200,700	6,112,464
B, 144A, FRN, 0.99%, 4/16/21	United States	9,780,000	9,326,599
[g,h] ARES XI CLO Ltd., 2007-11A,
A1B, 144A, FRN, 0.877%, 10/11/21	United States	14,186,465	14,001,899
A1C, 144A, FRN, 0.887%, 10/11/21	United States	3,403,933	3,346,032
[h] Argent Securities Inc., 2005-W2, A2C, FRN, 0.787%, 10/25/35	United States	5,367,617	5,103,724
[g,h] Atrium CDO Corp., 10A,
A, 144A, FRN, 1.74%, 7/16/25	United States	3,890,000	3,822,936
C, 144A, FRN, 3.22%, 7/16/25	United States	4,650,000	4,418,011
[g,h] Atrium IX, 9A, C, 144A, FRN, 3.819%, 2/28/24	United States	3,500,000	3,433,325
[g,h] Babson CLO Inc., 2007-1A, A1, 144A, FRN, 0.845%, 1/18/21	United States	3,026,578	2,991,107
[g,h] Ballyrock CLO LLC, 2014-1A, B, 144A, FRN, 3.824%, 10/20/26	United States	10,000,000	9,516,400
[h] Bear Stearns Alt-A Trust, 2004-13, A2, FRN, 1.307%, 11/25/34	United States	1,243,279	1,196,277
[g,h] Bluemountain CLO Ltd., 2013-3A, A, 144A, FRN, 2.018%, 10/29/25	United States	2,638,970	2,620,656
[g,h] Bridgeport CLO Ltd., 2006-1A, B, 144A, FRN, 1.274%, 7/21/20	United States	2,000,000	1,944,440
[g,h] Carlyle Global Market Strategies CLO Ltd., 2012-4A, A, 144A, FRN, 2.014%, 1/20/25	United States	9,040,000	9,003,659
[g,h] Carlyle Global Market Strategies Ltd., 2014-2A, B2, 144A, FRN, 2.412%, 5/15/25	United States	3,400,000	3,340,534
[g,h] Catamaran CLO Ltd., 2014-2A, B, 144A, FRN, 3.62%, 10/18/26	United States	6,401,000	6,131,134
[g,h] Cent CDO Ltd., 2007-15A,
A2B, 144A, FRN, 0.832%, 3/11/21	United States	5,686,824	5,438,367
B, 144A, FRN, 1.212%, 3/11/21	United States	6,000,000	5,295,000
[g,h] Cent CDO XI Ltd., 2006-11A, B, 144A, FRN, 1.419%, 4/25/19	United States	2,680,000	2,597,938
[g,h] Cent CLO 20 Ltd., 2013-20A, C, 144A, FRN, 3.619%, 1/25/26	United States	3,500,000	3,299,765
[g,h] Cent CLO 21 Ltd., 2014-21A, B, 144A, FRN, 3.421%, 7/27/26	United States	1,760,000	1,634,090
[g,h] Cent CLO LP,
2013-17A, D, 144A, FRN, 3.322%, 1/30/25	United States	3,500,000	3,328,255
2013-20A, A, 144A, FRN, 2.099%, 1/25/26	United States	3,000,000	2,960,130
[g,h] Cent CLO, 13-17A, A1, 144A, FRN, 1.622%, 1/30/25	United States	16,246,000	16,057,221
[h] Chase Funding Mortgage Loan Asset-Backed Certificates, 2004-2, 2A2, FRN, 0.927%,
2/25/35	United States	625,033	546,576

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
[h] Chase Issuance Trust,
2013-A6, A6, FRN, 0.846%, 7/15/20	United States	17,443,000	17,450,902
2014-A3, A3, FRN, 0.626%, 5/15/18	United States	22,980,000	22,978,141
[g,h] CIFC Funding Ltd., 2007-3A, A1J, 144A, FRN, 1.019%, 7/26/21	United States	16,495,000	16,206,008
[g] Colony American Homes,
[h] 2014-1A, A, 144A, FRN, 1.576%, 5/17/31	United States	9,763,828	9,679,308
2014-2A, C, 144A, 2.326%, 7/17/31	United States	10,105,000	9,738,616
[g] Colony MFM Trust, 2014-1, A, 144A, 2.543%, 4/20/50	United States	12,672,565	12,626,607
[g] ColumbusNova CLO IV Ltd., 2007-2A, B, 144A, 1.872%, 10/15/21	United States	1,590,000	1,567,327
[g,h] ColumbusNova CLO Ltd., 2007-2A, A2, 144A, FRN, 1.622%, 10/15/21	United States	690,000	679,905
[g,h] Cornerstone CLO Ltd., 2007-1A, B, 144A, FRN, 1.572%, 7/15/21	United States	8,986,000	8,725,945
[g] Countryplace Manufactured Housing Contract Trust, 2005-A3, 144A, 4.80%, 12/15/35	United States	229,347	230,747
[g,h] CT CDO IV Ltd., 2006-4A, A1, 144A, FRN, 0.736%, 10/20/43	United States	2,424,281	2,418,415
[g,h] Eaton Vance CDO Ltd., 2014-1A,
A, 144A, FRN, 2.072%, 7/15/26	United States	10,096,000	10,002,309
B, 144A, FRN, 2.672%, 7/15/26	United States	1,813,400	1,775,282
C, 144A, FRN, 3.622%, 7/15/26	United States	1,558,600	1,498,812
[g,h] Eleven Madison Trust Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.555%, 9/10/35	United States	2,750,000	2,849,485
[g] Emerson Park CLO Ltd., 2013-1A, C2, 144A, 5.64%, 7/15/25	United States	2,920,000	2,935,096
[h] FHLMC Structured Agency Credit Risk Debt Notes,
2014-DN1, M3, FRN, 4.927%, 2/25/24	United States	9,075,000	8,643,879
2014-DN3, M3, FRN, 4.427%, 8/25/24	United States	3,028,000	2,842,307
2014-DN4, M3, FRN, 4.977%, 10/25/24	United States	9,500,000	9,151,135
2015-DN1, M3, FRN, 4.577%, 1/25/25	United States	9,310,000	9,023,112
2015-DNA1, M3, FRN, 3.727%, 10/25/27	United States	3,920,000	3,651,443
2015-HQ1, M3, FRN, 4.227%, 3/25/25	United States	2,000,000	1,863,333
[g] G-Force LLC, 2005-RRA, C, 144A, 5.20%, 8/22/36	United States	9,275,000	9,086,578
[g,h] Galaxy XV CLO Ltd., 2013-15A, A, 144A, FRN, 1.872%, 4/15/25	United States	11,995,000	11,846,382
[q] GMAC Commercial Mortgage Securities Inc., 2005-C1, B, 4.936%, 5/10/43	United States	10,285,000	2,580,895
[g,h] Goldman Sachs Asset Management CLO PLC, 2007-1A, C, 144A, FRN, 1.429%,
8/01/22	United States	1,560,000	1,543,308
Green Tree Financial Corp., 1996-9, M1, 7.63%, 8/15/27	United States	3,220,824	3,524,469
Greenpoint Manufactured Housing, 1999-3, 1A7, 7.27%, 6/15/29	United States	13,837,402	13,679,684
[h] GSAA Home Equity Trust, 2005-5, M3, FRN, 1.372%, 2/25/35	United States	3,550,000	3,368,512
[g] Highbridge Loan Management Ltd., 2013-2A, B2, 144A, 5.80%, 10/20/24	United States	2,620,000	2,629,353
[h] Home Equity Mortgage Trust, 2004-4, M3, FRN, 1.402%, 12/25/34	United States	3,773,383	3,528,740
[g,h] Invitation Homes Trust,
2014-SFR3, C, 144A, FRN, 2.926%, 12/17/31	United States	1,250,000	1,226,788
2015-SFR1, B, 144A, FRN, 2.276%, 3/17/32	United States	7,400,000	7,250,832
2015-SFR2, C, 144A, FRN, 2.426%, 6/17/32	United States	2,340,000	2,249,653
2015-SFR3, C, 144A, FRN, 2.426%, 8/17/32	United States	10,402,000	9,948,237
[g,h] Katonah Ltd., 2007-IA, A2L, 144A, FRN, 2.119%, 4/23/22	United States	5,416,684	5,411,809
[g,h] Landmark IX CDO Ltd., 2007-9A, C, 144A, FRN, 1.322%, 4/15/21	United States	2,190,000	2,144,251
[g,h] LCM XI LP, 11A, B, 144A, FRN, 2.77%, 4/19/22	United States	10,000,000	10,014,600
[h] Merrill Lynch Mortgage Investors Trust, 2004-A1, M1, FRN, 2.651%, 2/25/34	United States	1,667,289	1,444,840
[g,h] Mountain View CLO II Ltd., 2006-2A, C, 144A, FRN, 1.321%, 1/12/21	United States	4,000,000	3,847,400
[g,h] Newcastle CDO Ltd., 2004-5A, 1, 144A, FRN, 0.934%, 12/24/39	United States	141,993	141,549
[g,h] NZCG Funding Ltd., 2015-2A, A1, 144A, FRN, 2.171%, 4/27/27	United States	18,215,625	18,061,339
[g,h] Octagon Investment Partners XXIII Ltd., 15-1A,
A1, 144A, FRN, 2.042%, 7/15/27	United States	7,581,042	7,482,564
A2, 144A, FRN, 2.042%, 7/15/27	United States	7,197,192	7,103,700
[g,h] Progress Residential Trust, 2015-SFR1, A, 144A, FRN, 1.826%, 2/17/32	United States	6,130,000	6,113,725
Residential Asset Securities Corp., 2001-KS2, AI5, 7.514%, 6/25/31	United States	7,871	8,200
[g] Silverado CLO 2006-II Ltd., 2006-2A, B, 144A, 1.31%, 10/16/20	United States	9,000,000	8,692,740
[h] Structured Asset Securities Corp., 2002-1A, 2A1, FRN, 1.868%, 2/25/32	United States	22,389	20,336
[g] Tricon American Homes Trust, 2015-SFR1, C, 144A, 2.326%, 5/17/32	United States	8,170,000	7,773,266
[g,h] Trimaran CLO VII Ltd., 2007-1A, A2L, 144A, FRN, 0.882%, 6/15/21	United States	2,000,000	1,943,240
[g,h] Veritas CLO Ltd., 2006-2A, A2, 144A, FRN, 0.947%, 7/11/21	United States	1,300,000	1,290,562
[g,h] Voya CLO Ltd., 2013-3A, A2, 144A, FRN, 2.42%, 1/18/26	United States	900,000	873,369
[g,h] Voya CLO II Ltd., 2006-2A, C, 144A, FRN, 1.029%, 8/01/20	United States	3,500,000	3,436,930
[g,h] West CLO Ltd., 2014-1A,
A2, 144A, FRN, 2.72%, 7/18/26	United States	2,860,000	2,802,085
B, 144A, FRN, 3.47%, 7/18/26	United States	7,540,000	7,176,572
[g,h] Westchester CLO Ltd., 2007-1A, A1A, 144A, FRN, 0.554%, 8/01/22	United States	2,166,160	2,140,253

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

[g,h] Ziggurat CLO I Ltd., 2014-1A, C, 144A, FRN, 3.72%, 10/17/26	United States	2,000,000	1,907,320
			525,007,146
Insurance 0.1%
[g,h] Voya CLO III Ltd., 2006-3A, B, 144A, FRN, 1.30%, 12/13/20	United States	2,000,000	1,974,960
Real Estate 0.1%
[g,h] American Homes 4 Rent, 2014-SFR1, A, 144A, FRN, 1.676%, 6/17/31	United States	2,371,032	2,332,021
[g,h] Citigroup Mortgage Loan Trust Inc., 2013-A, A, 144A, FRN, 3.00%, 5/25/42	United States	4,140,286	4,135,081
			6,467,102
Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $814,173,217)			812,950,997
Mortgage-Backed Securities 18.5%
[h] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.1%
FHLMC, 1.894% - 3.275%, 3/01/25 - 10/01/36	United States	3,289,765	3,420,389
Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 3.1%
FHLMC 30 Year, 6.00%, 6/01/37	United States	69,449	78,608
FHLMC 30 Year, 6.50%, 8/01/25 - 11/01/31	United States	97,588	111,303
FHLMC 30 Year, 7.00%, 7/01/31	United States	6,987	7,432
FHLMC 30 Year, 8.00%, 2/01/30	United States	34,885	44,125
FHLMC 30 Year, 8.50%, 10/01/24	United States	6,698	7,827
FHLMC Gold 15 Year, 5.00%, 10/01/17 - 9/01/18	United States	46,093	47,703
FHLMC Gold 15 Year, 5.50%, 11/01/22	United States	177,619	189,892
FHLMC Gold 15 Year, 6.00%, 2/01/17 - 9/01/22	United States	535,734	578,552
[l] FHLMC Gold 30 Year, 3.50%, 2/01/46	United States	70,000,000	73,137,696
[l] FHLMC Gold 30 Year, 4.00%, 2/01/46	United States	38,500,000	41,091,236
FHLMC Gold 30 Year, 4.50%, 3/01/39	United States	2,990,072	3,251,860
FHLMC Gold 30 Year, 5.00%, 8/01/33 - 2/01/39	United States	19,979,214	21,939,483
FHLMC Gold 30 Year, 5.50%, 1/01/35 - 12/01/37	United States	1,626,940	1,810,585
FHLMC Gold 30 Year, 6.00%, 5/01/33 - 4/01/38	United States	2,182,053	2,471,308
FHLMC Gold 30 Year, 6.50%, 4/01/28 - 3/01/39	United States	1,561,772	1,854,630
FHLMC Gold 30 Year, 7.00%, 1/01/28 - 7/01/32	United States	111,474	129,895
FHLMC Gold 30 Year, 7.50%, 3/01/32	United States	25,893	32,911
FHLMC Gold 30 Year, 8.50%, 8/01/30	United States	4,100	4,813
FHLMC Gold 30 Year, 9.00%, 1/01/22	United States	4,026	4,069
FHLMC Gold 30 Year, 10.00%, 10/01/30	United States	17,878	18,196
			146,812,124
[h] Federal National Mortgage Association (FNMA) Adjustable Rate 0.2%
FNMA, 1.896% - 4.104%, 6/01/17 - 3/01/37	United States	7,513,060	7,956,253
Federal National Mortgage Association (FNMA) Fixed Rate 12.4%
FNMA 15 Year, 4.50%, 3/01/19 - 6/01/19	United States	126,572	131,632
FNMA 15 Year, 5.00%, 6/01/18 - 7/01/18	United States	101,326	105,420
FNMA 15 Year, 5.50%, 6/01/16 - 12/01/23	United States	358,869	383,808
FNMA 15 Year, 6.00%, 6/01/17 - 9/01/22	United States	82,031	85,903
FNMA 15 Year, 6.50%, 4/01/16 - 9/01/16	United States	246	246
[l] FNMA 30 Year, 3.50%, 2/01/46	United States	172,500,000	180,579,196
[l] FNMA 30 Year, 4.00%, 2/01/46	United States	186,200,000	198,848,514
[l] FNMA 30 Year, 4.50%, 2/01/46	United States	149,500,000	162,538,142
FNMA 30 Year, 5.00%, 6/01/36 - 5/01/39	United States	2,860,780	3,161,141
FNMA 30 Year, 5.50%, 6/01/33 - 8/01/37	United States	10,199,067	11,521,895
FNMA 30 Year, 6.00%, 9/01/32 - 9/01/38	United States	14,035,283	15,916,438
FNMA 30 Year, 6.50%, 5/01/28 - 5/01/37	United States	385,497	444,931
FNMA 30 Year, 7.00%, 11/01/25	United States	4,187	4,253
FNMA 30 Year, 7.50%, 1/01/30	United States	16,948	21,004
FNMA 30 Year, 8.50%, 4/01/30 - 5/01/32	United States	99,112	123,976
FNMA 30 Year, 9.00%, 11/01/26 - 5/01/27	United States	118,943	130,454
			573,996,953
[h] Government National Mortgage Association (GNMA) Adjustable Rate
0.0%†
GNMA, 1.625% - 1.75%, 1/20/23 – 10/20/26	United States	57,619	59,820
Government National Mortgage Association (GNMA) Fixed Rate 2.7%
GNMA I SF 30 Year, 6.00%, 1/15/39	United States	285,023	321,865
GNMA I SF 30 Year, 6.50%, 10/15/31 - 7/15/38	United States	57,272	67,011
GNMA I SF 30 Year, 7.00%, 10/15/27 - 6/15/31	United States	45,669	52,835

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
GNMA I SF 30 Year, 7.50%, 2/15/17 - 5/15/26	United States	143,150		149,323
GNMA I SF 30 Year, 9.00%, 9/15/25 - 1/15/31	United States	1,820		1,905
[l] GNMA II SF 30 Year, 3.50%, 2/01/46	United States	116,000,000		122,298,443
GNMA II SF 30 Year, 6.00%, 5/20/31	United States	6,881		7,996
GNMA II SF 30 Year, 6.50%, 3/20/28 - 7/20/38	United States	714,352		834,085
GNMA II SF 30 Year, 7.50%, 8/20/30 - 1/20/33	United States	77,636		93,611
GNMA II SF 30 Year, 8.00%, 7/20/27	United States	44,455		45,396
				123,872,470
Total Mortgage-Backed Securities (Cost $843,842,826)				856,118,009
Municipal Bonds 1.8%
California State GO, Various Purpose, 6.00%, 11/01/39	United States	2,385,000		2,825,056
Chicago Transit Authority Sales and Transfer Tax Receipts Revenue, Pension Funding,
Series A, 6.899%, 12/01/40	United States	800,000		945,928
Connecticut State GO, Series B, 5.00%, 4/15/18	United States	650,000		708,663
Industry Public Facilities Authority Tax Allocation Revenue, Transportation District,
Industrial Redevelopment Project No. 2, Refunding, Series B, AGMC Insured, 4.294%,
1/01/23	United States	10,000,000		10,667,300
Memorial Sloan-Kettering Cancer Center Revenue, 4.20%, 7/01/55	United States	7,500,000		7,433,452
Minnesota State GO, Various Purpose, Refunding, Series F, 4.00%, 10/01/24	United States	5,760,000		6,730,272
New Jersey EDA Revenue, School Facilities Construction, Refunding, Series NN,
5.00%, 3/01/30	United States	3,300,000		3,541,527
Port Authority of New York and New Jersey Revenue, Consolidated,
One Hundred Ninety-First Series, 4.823%, 6/01/45	United States	11,040,000		11,445,389
Series 192, 4.81%, 10/15/65	United States	15,000,000		15,956,700
Puerto Rico Electric Power Authority Power Revenue, Series A, 6.75%, 7/01/36	United States	12,000,000		7,260,000
Puerto Rico Sales Tax FICO Sales Tax Revenue, first subordinate, Series A, 6.50%,
8/01/44	United States	12,450,000		4,871,063
University of California Revenue, Limited Project, Refunding, Series J, 4.131%, 5/15/45	United States	10,750,000		10,993,487
Total Municipal Bonds (Cost $91,703,725)				83,378,837
		Shares
Escrows and Litigation Trusts 0.0%
[a,i] Comfort Co. Inc., Escrow Account	United States	716		—
[a,i] Motors Liquidation Co., Escrow Account, cvt. pfd., C	United States	43,500		—
[a,i] NewPage Corp., Litigation Trust	United States	2,500,000		—
Total Escrows and Litigation Trusts (Cost $2,307)				—
	Exchange	Number of Contracts
Options Purchased 0.0%†
Calls - Exchange-Traded
Options on Interest Rate Futures 0.0%†
Euro-Bund, February Strike Price 159 EUR, Expires 2/19/16	EUX	97	EUR	463,446
Euro-Bund, February Strike Price 160 EUR, Expires 2/19/16	EUX	192	EUR	717,644
				1,181,090
	Counterparty	Notional Amount*
Calls - Over-the-Counter
Currency Options 0.0%†
USD/CAD, April Strike Price 1.41 CAD, Expires 4/19/16	JPHQ	5,510,000		93,472
USD/JPY, April Strike Price 123 JPY, Expires 4/05/16	CITI	46,000,000		400,154
				493,626
Total Options Purchased (Cost $925,892)				1,674,716
Total Investments before Short Term Investments (Cost $4,588,414,145)				4,427,988,292
Short Term Investments 19.4%
	Country	Principal Amount*
Corporate Bonds (Cost $557,707) 0.0%†
[g] GE Capital International Funding Co., senior note, 144A, 0.964%, 4/15/16	United States	557,000		557,275
Foreign Government and Agency Securities (Cost $17,958,262) 0.4%
Korea Monetary Stabilization Bond, senior note, 2.79%, 6/02/16	South Korea	20,000,000,000	KRW	16,627,244
U.S. Government and Agency Securities (Cost $52,497,340) 1.1%
[r] U.S. Treasury Bill, 2/04/16 - 2/18/16	United States	52,500,000		52,498,020

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)
Total Investments before Money Market Funds (Cost $4,659,427,454)			4,497,670,831
		Shares
Money Market Funds (Cost $826,666,493) 17.9%
[a,d] Institutional Fiduciary Trust Money Market Portfolio	United States	826,666,493	826,666,493
Total Investments (Cost $5,486,093,947) 114.9%			5,324,337,324
Options Written (0.0)%†			(13,511)
Other Assets, less Liabilities (14.9)%			(689,603,618)
Net Assets 100.0%			$4,634,720,195
	Counterparty	Notional Amount*
Options Written (Premiums received $50,337) (0.0)%†
Calls - Over-the-Counter
Currency Options (0.0)%†
USD/CAD, April Strike Price 1.51 CAD, Expires 4/19/16	JPHQ	5,510,000	(13,511)

† Rounds to less than 0.1% of net assets.
* The principal/notional amount is stated in U.S. dollars unless otherwise indicated.
a Non-income producing.
b The security is owned by FT Holdings Corporation I, a wholly-owned subsidiary of the Fund. See Note 9.
c At January 31, 2016, pursuant to the Fund's policies and the requirements of applicable securities law, the Fund is restricted from trading these securities at period end.
d See Note 8 regarding investments in affiliated management investment companies.
e Perpetual security with no stated maturity date.
f Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States.
Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At January 31, 2016, the aggregate value of these securities was $133,169,871, representing 2.87% of net assets.
g Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At
January 31, 2016, the aggregate value of these securities was $787,051,037, representing 16.98% of net assets.
h The coupon rate shown represents the rate at period end.
i Security has been deemed illiquid because it may not be able to be sold within seven days. At January 31, 2016, the aggregate value of these securities was $26,684, representing less than 0.01% of net assets.
j Defaulted security or security for which income has been deemed uncollectible.
k Income may be received in additional securities and/or cash.
l A portion or all of the security purchased on a delayed delivery or to-be-announced (TBA) basis.
m Principal amount is stated in 100 Mexican Peso Units.
n Principal amount of security is adjusted for inflation.
o Redemption price at maturity is adjusted for inflation.
p Principal amount is stated in 1,000 Brazilian Real Units.
q The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated interest rate or principal paydown.
r The security is traded on a discount basis with no stated coupon rate.
s Security is linked to the Ukrainian GDP and does not pay principal over the life of the security or at expiration. The holder is entitled to receive only variable payments, subject to certain conditions, which are based on the growth of the Ukrainian GDP and principal of “notional” value of this GDP linked security.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

At January 31, 2016, the Fund had the following financial futures contracts outstanding. See Note 3.

Financial Futures Contracts

				Number of	Notional Expiration		Unrealized	Unrealized
Description			Type	Contracts	Value	Date	Appreciation	Depreciation
Interest Rate Contracts
Australian 10 Yr. Bond			Long	650	$59,547,304	3/15/16	$1,169,981	$-
Canadian 5 Yr. Bond			Long	543	49,055,664	3/21/16	800,813	-
Euro-Bund			Long	98	17,343,393	3/8/16	213,195	-
U.S. Treasury 2 Yr. Note			Short	540	118,057,500	3/31/16	-	(541,350)
U.S. Treasury 5 Yr. Note			Short	1,077	129,963,609	3/31/16	-	(2,152,678)
U.S. Treasury 10 Yr. Note			Long	289	37,448,078	3/21/16	927,224	-
U.S. Treasury 30 Yr. Note			Long	85	13,687,656	3/21/16	621,346	-
Total Financial Futures Contracts							$3,732,559	$(2,694,028)
Net unrealized appreciation (depreciation)							$1,038,531

At January 31, 2016, the Fund had the following forward exchange contracts outstanding. See Note 3.

Forward Exchange Contracts
					Contract	Settlement	Unrealized	Unrealized
Currency	Counterparty[a]	Type		Quantity	Amount	Date	Appreciation	Depreciation
OTC Forw ard Exchange Contracts
Euro	DBAB	Sell	8,374,000		$10,963,814	2/05/16	$1,889,981	$-
Danish Krone	RBS	Sell	193,889,682		29,724,005	2/17/16	1,564,605	-
Brazilian Real	DBAB	Buy	16,650,000		4,236,641	2/22/16	-	(101,639)
Brazilian Real	DBAB	Sell	16,650,000		4,488,476	2/22/16	353,473	-
Euro	DBAB	Buy	24,254,000		26,332,744	2/22/16	-	(41,643)
Euro	DBAB	Sell	50,317,304		56,363,200	2/22/16	1,819,730	-
Euro	GSCO	Sell	1,024,000		1,161,830	2/22/16	51,824	-
Euro	JPHQ	Sell	18,267,400		20,604,913	2/22/16	803,228	-
Hungarian Forint	DBAB	Sell	4,332,000,000		15,639,704	2/22/16	570,829	-
Indonesian Rupiah	DBAB	Buy	139,844,100,000		9,372,929	2/22/16	814,889	-
Japanese Yen	DBAB	Buy	2,740,000,000		23,094,601	2/22/16	-	(451,859)
Japanese Yen	DBAB	Sell	4,060,724,000		33,911,847	2/22/16	354,940	-
Japanese Yen	HSBC	Sell	452,730,000		3,789,043	2/22/16	47,784	-
Japanese Yen	JPHQ	Sell	1,328,470,000		11,118,672	2/22/16	140,495	-
Mexican Peso	DBAB	Buy	117,200,000		6,859,899	2/22/16	-	(404,021)
Mexican Peso	DBAB	Sell	117,200,000		6,976,190	2/22/16	520,313	-
Singapore Dollar	DBAB	Buy	3,192,500		2,258,258	2/22/16	-	(17,735)
Singapore Dollar	DBAB	Sell	3,192,500		2,269,657	2/22/16	29,134	-
Singapore Dollar	HSBC	Buy	2,551,000		1,803,655	2/22/16	-	(13,342)
Singapore Dollar	HSBC	Sell	2,551,000		1,816,305	2/22/16	25,991	-
Singapore Dollar	JPHQ	Buy	15,450,000		10,977,689	2/22/16	-	(134,747)
Singapore Dollar	JPHQ	Sell	15,450,000		11,033,350	2/22/16	190,408	-
Singapore Dollar	MSCO	Buy	8,200,000		5,798,946	2/22/16	-	(44,116)
Singapore Dollar	MSCO	Sell	8,200,000		5,831,194	2/22/16	76,364	-
Canadian Dollar	DBAB	Sell	4,900,000		3,691,705	4/28/16	193,671	-
Euro	BZWS	Sell	1,973,970		2,266,808	4/28/16	122,872	-
Euro	CITI	Sell		615,870	706,718	4/28/16	37,819	-
Euro	DBAB	Sell	26,237,093		30,129,094	4/28/16	1,632,882	-
Euro	HSBC	Sell		267,000	306,563	4/28/16	16,573	-

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

Euro	JPHQ	Sell	3,445,999	3,957,523	4/28/16	214,810	-
Indian Rupee	DBAB	Buy	260,000,000	3,869,048	4/28/16	-	(91,773)
Japanese Yen	DBAB	Sell	117,763,200	991,189	4/28/16	16,148	-
Philippine Peso	JPHQ	Buy	177,480,000	3,829,953	4/28/16	-	(152,525)
Australian Dollar	DBAB	Sell	9,789,527	7,082,919	6/16/16	197,166	-
Euro	DBAB	Sell	124,202,131	136,771,387	6/16/16	1,646,172	-
Euro	JPHQ	Sell	966,580	1,065,099	6/16/16	13,512	-
Euro	MSCO	Sell	5,621,360	6,191,366	6/16/16	75,630	-
Japanese Yen	JPHQ	Sell	3,094,000,360	25,605,167	6/16/16	-	(54,917)
Malaysian Ringgit	DBAB	Buy	3,367,980	787,003	6/16/16	20,702	-
Malaysian Ringgit	HSBC	Buy	790,000	184,506	6/16/16	4,951	-
Euro	DBAB	Sell	10,260,000	13,583,727	8/05/16	2,401,658	-
Australian Dollar	DBAB	Sell	17,800,000	12,374,560	8/18/16	-	(111,240)
Euro	BZWS	Sell	2,472,961	2,705,236	8/18/16	8,677	-
Euro	CITI	Sell	2,584,200	2,826,438	8/18/16	8,582	-
Euro	DBAB	Sell	87,185,488	95,428,876	8/18/16	360,332	-
Euro	JPHQ	Sell	1,062,724	1,162,498	8/18/16	3,685	-
Indian Rupee	DBAB	Buy	631,935,000	9,218,600	8/18/16	-	(197,190)
Japanese Yen	CITI	Sell	1,431,560,000	12,209,696	8/18/16	310,182	-
Japanese Yen	DBAB	Buy	5,300,000,000	44,013,719	8/18/16	41,315	-
Japanese Yen	DBAB	Sell	13,784,564,120	117,877,439	8/18/16	3,296,413	-
Japanese Yen	HSBC	Sell	586,092,700	4,998,658	8/18/16	126,897	-
Japanese Yen	JPHQ	Sell	1,676,801,000	14,296,380	8/18/16	358,357	-
New Zealand Dollar	DBAB	Sell	112,392,053	73,695,469	8/18/16	1,768,427	-
South Korean Won	DBAB	Buy	4,151,000,000	3,467,691	8/18/16	-	(43,050)
Japanese Yen	JPHQ	Sell	743,278,833	7,020,294	9/02/16	838,320	-
Australian Dollar	DBAB	Sell	3,198,000	2,300,961	10/20/16	63,608	-
Hungarian Forint	JPHQ	Sell	935,000,000	3,184,063	10/20/16	-	(65,132)
Mexican Peso	DBAB	Sell	72,000,000	4,094,049	10/20/16	196,764	-
Polish Zloty	DBAB	Buy	43,363,122	10,866,044	10/20/16	-	(260,178)
Total Forward Exchange Contracts						$23,230,113	$(2,185,107)
Net unrealized appreciation (depreciation)						$21,045,006

aMay be comprised of multiple contracts w ith the same counterparty, currency and settlement date.

At January 31, 2016, the Fund had the following credit default swap contracts outstanding. See Note 3.

Credit Default Swap Contracts

						Unamortized
	Periodic					Upfront
	Payment Counterpartya /		Notional		Expiration	Payments	Unrealized	Unrealized
Description	Rate	Exchange	Amount[b]		Date	(Receipts) Appreciation		Depreciation	Value	Rating[c]
Centrally Cleared Sw ap Contracts
Contracts to Sell Protection[d]
Traded Index
CDX.NA.HY.24	5.00%	ICE	42,768,000		6/20/20	$1,606,354	$-	$(542,118)	$1,064,236	Non
										Investment
										Grade
CDX.NA.IG.24	1.00%	ICE	25,000,000		6/20/25	(54,972)	-	(736,896)	(791,868)	Investment
										Grade
CDX.NA.IG.25	1.00%	ICE	32,400,000		12/20/20	251,552	-	(274,251)	(22,699)	Investment
										Grade
ITRX.EUR.SNRFIN.S24	1.00%	ICE	73,550,000	EUR	12/20/20	926,751	10,642	(619,373)	318,020	Investment
										Grade
Total Centrally Cleared Swap Contracts						2,729,685	10,642	(2,172,638)	567,689

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

OTC Sw ap Contracts
Contracts to Buy Protection
Single Name
Alcatel-Lucent USA Inc.	5.00%	BZWS	1,500,000		9/20/17	$(108,896)	$-	$(7,550)	$(116,446)
Alcatel-Lucent USA Inc.	5.00%	GSCO	20,000,000		9/20/17	(1,208,298)	-	(344,319)	(1,552,617)
Avon Products Inc.	5.00%	GSCO	18,500,000		3/20/20	2,511,039	582,978	(215,631)	2,878,386
Bank of America Corp.	1.00%	FBCO	20,000,000		9/20/17	98,497	-	(255,407)	(156,910)
Beazer Homes USA Inc.	5.00%	CITI	4,000,000		6/20/19	(159,427)	327,420	-	167,993
Beazer Homes USA Inc.	5.00%	GSCO	5,000,000		6/20/19	(210,308)	420,299	-	209,991
Canadian Natural Resources Ltd.	5.00%	GSCO	5,400,000		6/20/17	(272,236)	50,094	-	(222,142)
Centex Corp.	5.00%	FBCO	7,795,000		6/20/16	(75,352)	-	(77,619)	(152,971)
Centex Corp.	5.00%	JPHQ	12,000,000		6/20/16	(138,849)	-	(96,642)	(235,491)
Constellation Brands Inc.	5.00%	GSCO	6,000,000		9/20/16	(176,672)	-	(13,452)	(190,124)
Constellation Brands Inc.	5.00%	BZWS	3,000,000		6/20/17	(127,154)	-	(73,482)	(200,636)
Constellation Brands Inc.	5.00%	DBAB	2,000,000		6/20/17	(85,351)	-	(48,406)	(133,757)
CSC Holdings LLC	5.00%	GSCO	3,000,000		9/20/18	(162,906)	-	(12,553)	(175,459)
CSC Holdings LLC	5.00%	GSCO	9,000,000		3/20/19	(373,584)	-	(123,750)	(497,334)
D.R. Horton Inc.	5.00%	JPHQ	7,000,000		3/20/16	(36,291)	-	(10,302)	(46,593)
Dell Inc.	5.00%	GSCO	10,000,000		6/20/16	(160,216)	12,368	-	(147,848)
DISH DBS Corp.	5.00%	GSCO	10,000,000		3/20/16	(53,445)	-	(5,055)	(58,500)
DISH DBS Corp.	5.00%	JPHQ	6,000,000		3/20/16	(31,361)	-	(3,739)	(35,100)
DPL Inc.	5.00%	MSCO	875,000		12/20/16	(25,417)	-	(4,587)	(30,004)
El Paso Corp.	5.00%	GSCO	1,100,000		6/20/17	(57,525)	-	(11,389)	(68,914)
Embarq Corp.	5.00%	BZWS	8,500,000		6/20/16	(84,788)	-	(76,943)	(161,731)
Embarq Corp.	5.00%	DBAB	1,500,000		6/20/16	(15,433)	-	(13,108)	(28,541)
Embarq Corp.	5.00%	GSCO	10,000,000		6/20/16	(112,844)	-	(77,428)	(190,272)
HCA Inc.	5.00%	GSCO	5,054,000		3/20/16	(21,375)	-	(14,057)	(35,432)
The Hertz Corp.	5.00%	CITI	4,345,000		12/20/17	(243,569)	-	(41,253)	(284,822)
The Hertz Corp.	5.00%	FBCO	5,000,000		6/20/18	(355,126)	35,482	-	(319,644)
International Lease Finance Corp.	5.00%	GSCO	12,000,000		3/20/17	(501,728)	86,766	-	(414,962)
Kinder Morgan Energy Partners LP	5.00%	CITI	12,300,000		3/20/18	(980,694)	99,577	-	(881,117)
Kinder Morgan Energy Partners LP	5.00%	CITI	1,000,000		3/20/20	(179,697)	63,832	-	(115,865)
Kinder Morgan Inc.	5.00%	GSCO	28,205,000		3/20/16	(165,375)	10,649	-	(154,726)
Lennar Corp.	5.00%	CITI	4,150,000		9/20/19	(340,450)	-	(92,015)	(432,465)
Lennar Corp.	5.00%	FBCO	4,500,000		9/20/19	(478,956)	10,018	-	(468,938)
Lennar Corp.	5.00%	CITI	6,200,000		12/20/19	(608,732)	-	(49,987)	(658,719)
Lennar Corp.	5.00%	GSCO	3,900,000		12/20/20	(386,114)	-	(29,706)	(415,820)
The New York Times Co.	5.00%	GSCO	11,700,000		12/20/16	(186,731)	-	(331,087)	(517,818)
Ow ens-Illinois Inc.	5.00%	CITI	9,200,000		6/20/18	(838,847)	-	(161,149)	(999,996)
Pactiv LLC	5.00%	UBSW	12,000,000		6/20/2017	242,876	-	(837,818)	(594,942)
PHH Corp.	5.00%	GSCO	2,200,000		9/20/19	4,105	34,725	-	38,830
PPL Energy Supply LLC	5.00%	GSCO	1,000,000		6/20/16	(16,834)	2,220	-	(14,614)
PPL Energy Supply LLC	5.00%	JPHQ	11,400,000		6/20/16	(188,434)	21,834	-	(166,600)
Rite Aid Corp.	5.00%	JPHQ	7,000,000		12/20/20	(1,232,418)	156,589	-	(1,075,829)
Springleaf Finance Corp.	5.00%	GSCO	1,200,000		6/20/20	(63,544)	78,257	-	14,713
Springleaf Finance Corp.	5.00%	GSCO	10,000,000		9/20/16	(227,817)	-	(2,159)	(229,976)
Springleaf Finance Corp.	5.00%	JPHQ	4,000,000		9/20/16	(91,112)	-	(878)	(91,990)
Sprint Communications Inc.	5.00%	GSCO	5,500,000		12/20/16	(157,752)	235,499	-	77,747
Tenet Healthcare Corp.	5.00%	BZWS	9,400,000		12/20/16	(252,292)	-	(75,232)	(327,524)
Tenet Healthcare Corp.	5.00%	DBAB	4,000,000		3/20/19	(328,500)	163,180	-	(165,320)
Toys R Us Inc.	5.00%	DBAB	14,000,000		12/20/18	2,982,857	325,795	-	3,308,652
Toys R Us Inc.	5.00%	GSCO	14,800,000		12/20/18	3,840,810	198,066	(541,157)	3,497,719
USG Corp.	5.00%	GSCO	4,000,000		12/20/16	(133,329)	-	(25,094)	(158,423)
Yum! Brands Inc.	5.00%	CITI	2,000,000		3/20/18	(163,622)	-	(11,445)	(175,067)
Yum! Brands Inc.	5.00%	FBCO	2,000,000		3/20/18	(160,911)	-	(14,156)	(175,067)

Contracts to Sell Protection[d]
Single Name
Anadarko Petroleum Corp.	1.00%	BZWS	10,000,000		9/20/19	170,812	-	(1,099,389)	(928,577)	BBB
Bank of America Corp.	1.00%	FBCO	20,000,000		9/20/17	(98,497)	255,407	-	156,910	BBB+
Beazer Homes USA Inc.	5.00%	CITI	4,150,000		9/20/19	61,458	-	(283,651)	(222,193)	CCC
Beazer Homes USA Inc.	5.00%	CITI	6,200,000		12/20/19	137,360	-	(536,947)	(399,587)	CCC
Beazer Homes USA Inc.	5.00%	GSCO	3,900,000		12/20/20	(444,023)	26,746	-	(417,277)	CCC
Electricite de France SA	1.00%	BZWS	10,500,000	EUR	9/20/20	251,507	-	(313,365)	(61,858)	A+
Engie	1.00%	BZWS	10,500,000	EUR	9/20/20	310,616	-	(275,025)	35,591	A

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

Freeport-McMoRan Inc.	1.00%	DBAB	6,500,000		3/20/23	(334,763)		-	(3,272,101)		(3,606,864)	BB
Government of China	1.00%	GSCO	10,600,000		9/20/20	23,139		-	(112,160)		(89,021)	AA-
Government of Mexico	1.00%	CITI	8,400,000		6/20/20	(88,167)		-	(190,108)		(278,275)	BBB+
Government of Poland	1.00%	GSCO	5,300,000		12/20/19	71,724		-	(14,843)		56,881	BBB+
The Hertz Corp.	5.00%	CITI	4,345,000		12/20/19	57,883		96,600	-		154,483	B
iHeartCommunications Inc.	5.00%	BZWS	5,000,000		6/20/18	(845,449)		-	(2,218,957)		(3,064,406)	CC
Orange SA	1.00%	CITI	10,500,000	EUR	9/20/20	203,558		-	(25,139)		178,419	BBB+
Prudential Financial Inc.	1.00%	BOFA	8,800,000		12/20/21	(153,235)		89,104	-		(64,131)	A
PSEG Pow er LLC	1.00%	JPHQ	17,400,000		3/20/20	(200,162)		-	(69,777)		(269,939)	BBB+
Tenet Healthcare Corp.	5.00%	BZWS	9,400,000		12/20/18	363,940		147,342	-		511,282	CCC+
Total OTC Sw ap Contracts						(2,812,427)		3,530,847	(12,110,017)		(11,391,597)
Total Credit Default Swap Contracts						$(82,742	) $	3,541,489	$(14,282,655	) $	(10,823,908)
Net unrealized appreciation (depreciation)									$(10,741,166)

aPosting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives w ith the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. The table below summarizes the cash and/or securities held as collateral for each applicable counterparty at period end.

Counterparty	Collateral Posted (Received)
BOFA	$110,000
BZWS	4,220,000
CITI	3,790,000
DBAB	(12,080,000)
FBCO	1,270,000
GSCO	(240,000)
JPHQ	490,000
MSCO	(230,000)
UBSW	865,000
Total collateral	$(1,805,000)

bIn U.S. dollars unless otherw ise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association w ith the contracts.

cBased on Standard and Poor's (S&P) Rating for single name sw aps and internal ratings for index sw aps. Internal ratings based on mapping into equivalent ratings from external vendors.

dThe fund enters contracts to sell protection to create a long credit position. Performance triggers include default, bankruptcy or restructuring for single name sw aps, and failure to pay or bankruptcy of the underlying securities for traded index sw aps.

At January 31, 2016, the fund had the following cross-currency swap contracts outstanding. See Note 3.

Cross-Currency Swap Contracts

		Notional		Expiration	Unrealized	Unrealized
Description	Counterparty	Amount		Date	Appreciation	Depreciation
OTC Sw ap Contracts
Receive Floating rate quarterly 3-month BBA USD LIBOR + 3.29%		12,760,417	USD
	JPHQ			10/13/17	$838,764	$ -
Pay Fixed rate annual 2.125%		12,250,000	CHF

ABBREVIATIONS

Counterparty/Exchange

BOFA Bank of America, N.A.
BZWS Barclays Bank PLC
CITI Citigroup, Inc.
DBAB Deutsche Bank AG
EUX Eurex
FBCO Credit Suisse Group AG
GSCO The Goldman Sachs Group, Inc.

Franklin Investors Securities Trust

Statement of Investments, January 31, 2016 (unaudited) (continued)

HSBC		HSBC Bank USA, N.A.
ICE		Intercontinental Exchange
JPHQ		JP Morgan Chase & Co.
MSCO		Morgan Stanley
RBS		Royal Bank of Scotland PLC
UBSW		UBS AG

Currency

BRL	-	Brazilian Real
CHF	-	Swiss Franc
DKK	-	Danish Krone
EUR	-	Euro
HUF	-	Hungarian Forint
JPY	-	Japanese Yen
KRW	-	South Korean Won
LKR	-	Sri Lankan Rupee
MXN	-	Mexican Peso
MYR	-	Malaysian Ringgit
NZD	-	New Zealand Dollar
PHP	-	Philippine Peso
PLN	-	Polish Zloty
USD	-	United States Dollar
UYU	-	Uruguayan Peso

Selected Portfolio

AGMC	-	Assured Guaranty Municipal Corp.
CDO	-	Collateralized Debt Obligation
CLO	-	Collateralized Loan Obligation
EDA	-	Economic Development Authority
ETF	-	Exchange Traded Fund
FICO	-	Financing Corp.
FRN	-	Floating Rate Note
GO	-	General Obligation
MFM	-	Multi-Family Mortgage
PIK	-	Payment-In-Kind
REIT	-	Real Estate Investment Trust
SF	-	Single Family

Franklin Investors Securities Trust

Notes to Statements of Investments (unaudited)

1. ORGANIZATION

Franklin Investors Securities Trust (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of eight separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles.

2. FINANCIAL INSTRUMENT VALUATION

The Funds' investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Trust's Board of Trustees (the Board), the Funds' administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation and Liquidity Oversight Committee (VLOC). The VLOC provides administration and oversight of the Funds' valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities, exchange traded funds and derivative financial instruments (derivatives) listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded or as of 4 p.m. Eastern time, whichever is earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt and certain preferred securities generally trade in the OTC market rather than on a securities exchange. The Funds' pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Repurchase agreements are valued at cost, which approximates fair value.

Certain derivatives trade in the OTC market. The Funds’ pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Funds’ net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VLOC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VLOC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VLOC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every NYSE business day. Occasionally, events occur between the time at which trading in a foreign security is completed and the close of the NYSE that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at the close of the NYSE. In order to minimize the potential for these differences, the VLOC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the NYSE is closed, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

3. DERIVATIVE FINANCIAL INSTRUMENTS

Certain or all Funds invested in derivatives in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. Certain or all Funds attempt to reduce their exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Funds include failure of the Funds to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. Early termination by the counterparty may result in an immediate payment by the Funds of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Funds' investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

At January 31, 2016, the Franklin Low Duration Total Return Fund received $4,955,953 in U.S. Treasury Bonds as collateral for derivatives.

Certain or all Funds entered into exchange traded financial futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset for a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable.

Certain or all Funds entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency for a specific exchange rate on a future date.

Certain or all Funds entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss.

Certain or all Funds entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss.

Certain or all Funds entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

Certain or all Funds purchased or wrote exchange traded and/or OTC option contracts primarily to manage and/or gain exposure to equity price, interest rate, foreign exchange rate, and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Certain options on futures contracts require initial margins to be pledged by the Funds. Any premium paid or received for such contracts is amortized over the life of the contract and included in the daily change in fair value which is accounted for as a variation margin payable or receivable. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

The following funds have invested in derivatives during the period.

Franklin Balanced Fund – Options
Franklin Floating Rate Daily Access Fund – Swaps
Franklin Low Duration Total Return Fund – Futures, forw ards, swaps and options
Franklin Real Return Fund – Forw ards
Franklin Total Return Fund – Futures, forw ards, swaps and options

4. MORTGAGE DOLLAR ROLLS

Certain or all Funds enter into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution to simultaneously sell and repurchase mortgage-backed securities at a future date. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

5. INCOME TAXES

At January 31, 2016, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin		Franklin
	Adjustable		Convertible
	U.S. Government	Franklin	Securities	Franklin Equity
	Securities Fund	Balanced Fund	Fund	Income Fund

Cost of investments	$1,574,541,683	$3,003,066,841	$1,995,233,300	$1,732,606,207

Unrealized appreciation	$17,200,360	$156,577,312	$181,396,541	$323,592,962
Unrealized depreciation	(3,966,768)	(209,355,318)	(217,329,912)	(101,813,769)
Net unrealized appreciation (depreciation)	$13,233,592	$(52,778,006)	$(35,933,371)	$221,779,194

	Franklin Floating	Franklin Low
	Rate Daily Access	Duration Total	Franklin Real	Franklin Total
	Fund	Return Fund	Return Fund	Return Fund

Cost of investments	$3,286,043,358	$2,529,351,182	$266,644,684	$5,505,713,030

Unrealized appreciation	$6,093,515	$11,289,044	$8,946,044	$87,052,665
Unrealized depreciation	(309,850,181)	(71,720,931)	(28,165,102)	(268,428,371)
Net unrealized appreciation (depreciation)	$(303,756,666)	$(60,431,887)	$(19,219,058)	$(181,375,706)

6. RESTRICTED SECURITIES

At January 31, 2016, the following funds held investments in restricted securities, excluding certain securities exempt from registration under the Securities Act of 1933 deemed to be liquid, as follows:

Shares	Issuer	Acquisition Date	Cost		Value
Franklin Floating Rate Daily Access Fund
26,267	RoTech Medical Corp. (Value is 0.00% of Net Assets)	12/03/10	$	- $	-

7. UNFUNDED LOAN COMMITMENTS

Certain or all Funds enter into certain credit agreements, all or a portion of which may be unfunded. The Funds are obligated to fund these loan commitments at the borrowers’ discretion. Unfunded loan commitments and funded portions of credit agreements are marked to market daily. Funded portions of credit agreements are presented in the Statements of Investments.

At January 31, 2016, unfunded commitments were as follows:
Unfunded
Borrow er	Commitment
Franklin Floating Rate Daily Access Fund
BMC Softw are Finance Inc., Initial U.S. Revolving Commitment	$13,260,000

Franklin Low Duration Total Return Fund
BMC Softw are Finance Inc., Initial U.S. Revolving Commitment	$3,492,917

Franklin Total Return Fund
BMC Softw are Finance Inc., Initial U.S. Revolving Commitment	$7,629,911

8.	INVESTMENTS IN AFFILIATED MANAGEMENT INVESTMENT COMPANIES

Certain or all Funds invest in affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. Prior to November 1, 2013, the waiver was accounted for as a reduction to management fees.

									% of Affiliated
									Fund Shares
	Number of Shares				Number of Shares	Value at			Outstanding
	Held at Beginning	Gross		Gross	Held at End of	End of	Investment	Realized	Held at End of
	of Period	Additions		Reductions	Period	Period	Income	Gain (Loss)	Period
Franklin Adjustable U.S. Government Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	35,774,086	146,648,489		(135,045,889)	47,376,686	$47,376,686	$-	$-	0.28%

Franklin Balanced Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	229,883,180	356,323,656		(451,213,018)	134,993,818	$134,993,818	$-	$-	0.80%

Franklin Convertible Securities Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	65,178,257	183,380,925		(152,393,222)	96,165,960	$96,165,960	$-	$-	0.57%

Franklin Equity Income Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	45,153,270	196,296,671		(186,657,820)	54,792,121	$54,792,121	$-	$-	0.32%

Franklin Floating Rate Daily Access Fund
Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio	152,604,455	267,457,965		(264,817,253)	155,245,167	$155,245,167	$-	$-	0.91%

Franklin Low Duration Total Return Fund
Non-Controlled Affiliates
Franklin Low er Tier Floating Rate Fund	-	1,882,489	[a]	-	1,882,489	$16,980,054	$298,175	$-	4.28%
Franklin Middle Tier Floating Rate Fund	-	2,379,318	[b]	-	2,379,318	22,603,516	232,786	-	6.57%
Institutional Fiduciary Trust Money Market Portfolio	253,268,073	190,354,165		(354,712,355)	88,909,883	88,909,883	-	-	0.52%
Total						$128,493,453	$530,961	$-

Franklin Real Return Fund
Non-Controlled Affiliates
Franklin Low er Tier Floating Rate Fund	-	259,334	[a]	-	259,334	$2,339,196	$42,268	$-	0.58%
Franklin Middle Tier Floating Rate Fund	-	100,272	[b]	-	100,272	952,581	9,965	-	2.62%
Total						$3,291,777	$52,233	$-

Franklin Total Return Fund
Controlled Affiliates
Franklin Short Duration U.S. Government ETF	500,000	-		-	500,000	$49,058,000	$187,510	$-	25.96%
Non-Controlled Affiliates
Franklin Low er Tier Floating Rate Fund	-	991,703	[a]	-	991,703	8,945,158	157,080	-	2.23%
Franklin Middle Tier Floating Rate Fund	-	1,881,411	[b]	-	1,881,411	17,873,401	184,072	-	5.17%
Institutional Fiduciary Trust Money Market Portfolio	591,212,333	538,148,340		(302,694,180)	826,666,493	826,666,493	-	-	4.87%
Total						$902,543,052	$528,662	$-

[a] The Funds purchased shares of the affiliate through an in-kind transfer of securities. Market value and cost basis of the securities transferred on the date of the transfer were as follows:

	Franklin Low Duration	Franklin Real Return	Franklin Total Return
	Total Return Fund	Fund	Fund
Market value	$17,742,918	$2,519,518	$9,347,037
Cost basis	$21,119,532	$2,868,716	$11,616,851

[b] The Funds purchased shares of the affiliate through an in-kind transfer of securities. Market value and cost basis of the securities transferred on the date of the transfer were as follows:

	Franklin Low Duration	Franklin Real Return	Franklin Total Return
	Total Return Fund	Fund	Fund
Market value	$22,984,002	$983,344	$18,174,265
Cost basis	$25,105,536	$1,046,227	$21,006,435

9. INVESTMENTS IN FT HOLDINGS CORPORATION I (FT SUBSIDIARY)

Franklin Total Return Fund invests in certain financial instruments through its investment in the FT Subsidiary. The FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At January 31, 2016, the FT Subsidiary investment, Turtle Bay Resort, as well as any other assets and liabilities of the FT Subsidiary are reflected in the Fund’s Statement of Investments.

10. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

A summary of inputs used as of January 31, 2016, in valuing the Funds’ assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Franklin Adjustable U.S. Governm ent Securities Fund
Assets:
Investments in Securities:
Mortgage-Backed Securities	$-	$1,540,398,589	$-		$1,540,398,589
Short Term Investments	47,376,686	-	-		47,376,686
Total Investments in Securities	$47,376,686	$1,540,398,589	$-		$1,587,775,275

Franklin Balanced Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$1,652,156,760	$-	$-		$1,652,156,760
Equity-Linked Securities	-	231,175,260	-		231,175,260
Corporate Bonds	-	846,979,572	-		846,979,572
Short Term Investments	219,977,243	-	-		219,977,243
Total Investments in Securities	$1,872,134,003	$1,078,154,832	$-		$2,950,288,835

Liabilities:
Other Financial Instruments:
Options Written	$2,247,450	$-	$-		$2,247,450

Franklin Convertible Securities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Staples	$48,032,000	$37,044,326	$-		$85,076,326
Energy	-	15,946,948	-		15,946,948
Financials	-	16,468,700	-		16,468,700
Other Equity Investments[b]	340,717,647	-	-		340,717,647
Convertible Bonds	-	1,292,067,741	-		1,292,067,741
Escrow s and Litigation Trusts	-	-	-	c	-
Short Term Investments	96,165,960	112,856,607	-		209,022,567
Total Investments in Securities	$484,915,607	$1,474,384,322	$-		$1,959,299,929

Franklin Equity Incom e Fund
Assets:
Investments in Securities:
Equity Investments[a,b]		$-	$-
	$1,799,710,102				$1,799,710,102
Equity-Linked Securities	-	99,883,177	-		99,883,177
Short Term Investments	54,792,121	-	-		54,792,121
Total Investments in Securities	$1,854,502,223	$99,883,177	$-		$1,954,385,400

Franklin Floating Rate Daily Access Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Health Care Services	$-	$1,902,012	$-		$1,902,012
Other Equity Investments[b]	1,502	-	-	c	1,502
Corporate Bonds	-	-	498,673		498,673
Senior Floating Rate Interests	-	2,736,182,850	-		2,736,182,850
Asset-Backed Securities and
Commercial Mortgage-Backed Securities	-	88,456,488	-		88,456,488
Short Term Investments	155,245,167	-	-		155,245,167
Total Investments in Securities	$155,246,669	$2,826,541,350	$498,673		$2,982,286,692

Liabilities:
Other Financial Instruments:
Unfunded Loan Commitments	$-	$57,625	$-		$57,625

Franklin Low Duration Total Return Fund
Assets:
Investments in Securities:
Equity Investments[b]	$39,583,570	$-	$-		$39,583,570
Corporate Bonds	-	1,075,494,011	-		1,075,494,011
Senior Floating Rate Interests	-	74,067,349	-		74,067,349
Foreign Government and Agency Securities	-	73,972,394	-		73,972,394
U.S. Government and Agency Securities	-	291,438,328	-		291,438,328
Asset-Backed Securities and
Commercial Mortgage-Backed Securities	-	735,090,590	-		735,090,590
Mortgage-Backed Securities	-	65,384,554	-		65,384,554
Municipal Bonds	-	19,431,261	-		19,431,261
Escrow and Litigation Trusts	-	-	-	c	-
Options Purchased	-	152,887	-		152,887
Short Term Investments	88,909,883	5,394,468	-		94,304,351
Total Investments in Securities	$128,493,453	$2,340,425,842	$-		$2,468,919,295

Other Financial Instruments:
Futures Contracts	$826,016	$-	$-		$826,016
Forw ard Exchange Contracts	-	8,624,502	-		8,624,502
Sw ap Contracts	-	2,766,173	-		2,766,173
Total Other Financial Instruments	$826,016	$11,390,675	$-		$12,216,691

Liabilities:
Other Financial Instruments:
Options Written	$-	$6,130	$-		$6,130
Futures Contracts	2,189,169	-	-		2,189,169
Forw ard Exchange Contracts	-	1,349,580	-		1,349,580
Sw ap Contracts	-	5,885,649	-		5,885,649
Unfunded Loan Commitments	-	79,644	-		79,644
Total Other Financial Instruments	$2,189,169	$7,321,003	$-		$9,510,172

Franklin Real Return Fund
Assets:
Investments in Securities:
Equity Investments[a,b]	$36,470,877	$-	$-		$36,470,877
Corporate Bonds	-	14,032,715	-		14,032,715
Senior Floating Rate Interests	-	4,868,566	-		4,868,566
Foreign Government and Agency Securities	-	44,017,908	-		44,017,908
U.S. Government and Agency Securities	-	140,493,289	-		140,493,289
Short Term Investments	-	7,542,271	-		7,542,271
Total Investments in Securities	$36,470,877	$210,954,749	$-		$247,425,626
Other Financial Instruments:
Forw ard Exchange Contracts	$-	$182,439	$-		$182,439
Liabilities:
Other Financial Instruments:
Forw ard Exchange Contracts	$-	$118,344	$-		$118,344

Franklin Total Return Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Services	$-	$5,775,864	$-		$5,775,864
Other Equity Investments[b]	95,188,969	-	-		95,188,969
Corporate Bonds	-	1,821,065,742	9,652		1,821,075,394
Senior Floating Rate Interests	-	76,843,337	-		76,843,337
Foreign Government and Agency Securities	-	301,656,065	-		301,656,065
U.S. Government and Agency Securities	-	373,326,104	-		373,326,104
Asset-Backed Securities and	-	812,933,965	17,032		812,950,997
Commercial Mortgage-Backed Securities
Mortgage-Backed Securities	-	856,118,009	-		856,118,009
Municipal Bonds	-	83,378,837	-		83,378,837
Escrow s and Litigation Trusts	-	-	-	c	-
Options Purchased	1,181,090	493,626	-		1,674,716
Short Term Investments	879,164,513	17,184,519	-		896,349,032
Total Investments in Securities	$975,534,572	$4,348,776,068	$26,684		$5,324,337,324

Other Financial Instruments:
Futures Contracts	$3,732,559	$-	$-		$3,732,559
Forw ard Exchange Contracts	-	23,230,113	-		23,230,113
Sw ap Contracts	-	4,380,253	-		4,380,253
Total Other Financial Instruments	$3,732,559	$27,610,366	$-		$31,342,925

Liabilities:
Other Financial Instruments:
Options Written	$-	$13,511	$-		$13,511
Futures Contracts	2,694,028	-	-		2,694,028
Forw ard Exchange Contracts	-	2,185,107	-		2,185,107
Sw ap Contracts	-	14,282,655	-		14,282,655
Unfunded Loan Commitments	-	173,973	-		173,973
Total Other Financial Instruments	$2,694,028	$16,655,246	$-		$19,349,274

aIncludes common, preferred, and convertible preferred stocks, and management investment companies.
bFor detailed categories, see the accompanying Statement of Investments.
cIncludes securities determined to have no value at January 31, 2016.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the end of the period.

11. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the Statements of Investments and determined that no events have occurred that require disclosure.

For additional information on the Funds' significant accounting policies, please refer to the Funds' most recent semiannual or annual shareholder report.

Item 2. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Quarterly Schedule of Portfolio Holdings on Form N-Q, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Quarterly Schedule of Portfolio Holdings on Form N-Q.

Item 3. Exhibits.

(a) Certification pursuant to Section 30a-2 under the Investment Company Act of 1940 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN INVESTORS SECURITIES TRUST

By /s/ LAURA F. FERGERSON__________

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date  March 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ LAURA F. FERGERSON__________

      Laura F. Fergerson

      Chief Executive Officer –

Finance and Administration

Date  March 28, 2016

By /s/GASTON GARDEY________________

      Gaston Gardey

      Chief Financial Officer and

Chief Accounting Officer

Date  March 28, 2016